# Exhibit

# 10.4

## SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

Offeror To Complete Block 12, 17, 23, 24, & 30

**1. Requisition Number:** SEE SCHEDULE

| 2. Contract No. | 3. Award/Effective Date | 4. Order Number | 5. Solicitation Number | 6. Solicitation Issue Date |
|---|---|---|---|---|
| W15QKN-11-A-0527 | 2011FEB03 | | | |

| 7. For Solicitation Information Call: | A. Name | B. Telephone Number (No Collect Calls) | 8. Offer Due Date/Local Time |
|---|---|---|---|
| | DEBORAH RENNE | (973)724-8718 | |

**9. Issued By** Code W15QKN

ARMY CONTRACTING COMMAND
CCJM-ET
PICATINNY CONTRACTING CENTER

PICATINNY ARSENAL, NJ 07806-5000

e-mail: DEBORAH.RENNE@US.ARMY.MIL

**10. This Acquisition Is** ☐ Unrestricted OR ☐ Set Aside: % For

☐ Small Business ☐ Emerging Small Business ☐ 8(A) ☐ Hubzone Small Business

☐ Service-Disabled Veteran-Owned Small Business NAICS: 332994 Size Standard:

**11. Delivery For FOB Destination Unless Block Is Marked**

☒ See Schedule

**12. Discount Terms**

☒ **13a. This Contract Is A Rated Order Under DPAS (15 CFR 700)**

**13b. Rating** DOA6

**14. Method Of Solicitation** ☐ RFQ ☐ IFB ☐ RFP

**15. Deliver To** Code

SEE SCHEDULE

Telephone No.

**16. Administered By** Code S1109A

DCMA ST. PETERSBURG
GADSDEN BLDG, SUITE 200
9549 KOGER BLVD
ST. PETERSBURG FL 33702-2455

SCD: C PAS: NONE

**17. Contractor/Offeror** Code 4DHW8 Facility

BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
125 SOUTH EAST SWISHER RD
MAYO, FL 32066-6407

Telephone No. (386)294-3634

☐ **17b. Check If Remittance Is Different And Put Such Address In Offer**

**18a. Payment Will Be Made By** Code HQ0338

DFAS-COLUMBUS CENTER
SOUTH ENTITLEMENT OPERATIONS
P.O. BOX 182264
COLUMBUS OH 43218-2264
1-800-756-4571 FAX 614-693-2224

**18b. Submit Invoices To Address Shown In Block 18a Unless Block Below Is Checked**

☐ See Addendum

| 19. Item No. | 20. Schedule Of Supplies/Services | 21. Quantity | 22. Unit | 23. Unit Price | 24. Amount |
|---|---|---|---|---|---|
| | SEE SCHEDULE<br>BPA Expiration Date: 2015OCT28 | | | | |

(Use Reverse and/or Attach Additional Sheets As Necessary)

**25. Accounting And Appropriation Data**

**26. Total Award Amount (For Govt. Use Only)** $0.00

☐ 27a.Solicitation Incorporates By Reference FAR 52.212-1, 52.212-4. FAR 52.212-3 And 52.212-5 Are Attached. Addenda ☐ Are ☐ Are Not Attached.

☒ 27b.Contract/Purchase Order Incorporates By Reference FAR 52.212-4. FAR 52.212-5 Is Attached. Addenda ☒ Are ☐ Are Not Attached.

☐ 28. Contractor Is Required To Sign This Document And Return ________ Copies to Issuing Office. Contractor Agrees To Furnish And Deliver All Items Set Forth Or Otherwise Identified Above And On Any Additional Sheets Subject To The Terms And Conditions Specified.

☐ 29. Award Of Contract: Ref. ____________________ Offer Dated __________. Your Offer On Solicitation (Block 5), Including Any Additions Or Changes Which Are Set Forth Herein, Is Accepted As To Items:

| 30a. Signature Of Offeror/Contractor | | 31a. United States Of America (Signature Of Contracting Officer) | |
|---|---|---|---|
| | | /SIGNED/ | |
| **30b. Name And Title Of Signer (Type Or Print)** | **30c. Date Signed** | **31b. Name Of Contracting Officer (Type Or Print)** | **31c. Date Signed** |
| | | MORGAN ROSS<br>MORGAN.ROSS@US.ARMY.MIL (973)724-3504 | 2011FEB03 |

Authorized For Local Reproduction
Previous Edition Is Not Usable

Standard Form 1449 (Rev. 3/2005)
Prescribed By GSA-FAR (48 CFR) 53.212

| 19. Item No. | 20. Schedule Of Supplies/Services | 21. Quantity | 22. Unit | 23. Unit Price | 24. Amount |
|---|---|---|---|---|---|
| | | | | | |

32a. Quantity In Column 21 Has Been

☐ Received ☐ Inspected ☐ Accepted, And Conforms To The Contract, Except As Noted: ____________________

| 32b. Signature Of Authorized Government Representative | 32c. Date | 32d. Printed Name and Title of Authorized Government Representative |
|---|---|---|

| 32e. Mailing Address of Authorized Government Representative | 32f. Telephone Number of Authorized Government Representative<br>32g. E-Mail of Authorized Government Representative |
|---|---|

| 33. Ship Number<br>☐ Partial ☐ Final | 34. Voucher Number | 35. Amount Verified Correct For | 36. Payment<br>☐ Complete ☐ Partial ☐ Final | 37. Check Number |
|---|---|---|---|---|
| 38. S/R Account Number | 39. S/R Voucher Number | 40. Paid By | | |

| 41a. I Certify This Account Is Correct And Proper For Payment<br>41b. Signature And Title Of Certifying Officer | 41c. Date | 42a. Received By (Print)<br>42b. Received At (Location)<br>42c. Date Rec'd (YY/MM/DD) / 42d. Total Containers |
|---|---|---|

Standard Form 1449 (Rev. 4/2002) Back

SUPPLEMENTAL INFORMATION

Description of Agreement:

This Blanket Purchase Agreement does not obligate any funds. The Government is only obligated to the extent of authorized purchases actually made under this agreement via the issuance of call orders.

Any call order issued under this BPA shall incorporate the Terms and Conditions contained herein.

The period of performance of this agreement shall be five (5) years from the date of Blanket Purchase Agreement award. Each call order will annotate its individual call order period of performance.

The following office is hereby authorized to place orders under this BPA:

US Army Contracting Command
Joint Munitions and Lethality Contracting Center
CCJM-ET, Bldg. 322
Picatinny Arsenal, NJ 07806

The point of contact for this BPA is Mrs. Deborah Renne, Contract Specialist, deborah.renne@us.army.mil, 973-724-8718. Contracting Officer is Ms. Morgan Ross, morgan.ross@us.army.mil, 973-724-3504.

The Statement of Work, quantities, unit prices, total prices, deliverables, and delivery information for each order shall be established separately when a Call Order is issued. In the event that the Government determines that any change is necessitated on a call order, only the Procuring Contracting Officer is authorized to issue the modification directing such a change. See also, FAR 52.243-1, Changes-Fixed Price.

All actions will be competed with communication to all offerors, being transmitted electronically to the point of contact (POC) designated by each offeror. In the event that your firm intends not to bid, a No Bid (negative reply) via electronic mail to the Government POC is requested.

All shipments under this agreement shall be accompanied by documentation that contains the following information:

Name of Contractor
BPA Number
Call Order Number
Date of Call Order
Itemized list of supplies or services furnished
Quantity, unit price, and extension of each item (unit prices and extensions need not be shown when incompatible with the use of automated systems provided that the invoice is itemized to show the information)
Date of Shipment

The contractor shall submit all invoices for call orders through Wide Area Workflow (WAWF) in accordance with local clause JM&L 182, entitled Army Electronic Invoicing Instructions, which is located under Section G of this agreement. The contractor shall ensure that copies of all WAWF notifications are sent to the Contract Specialist.

*** END OF NARRATIVE A0001 ***

SUPPLIES OR SERVICES AND PRICES/COSTS

BPA Master Dollar Limit: $0.00
BPA Call Limit: $6,500,000.00

Period of Performance: 29-Oct-2010 to 28-Oct-2015

FSC Codes:
1095

*** END OF NARRATIVE B0001 ***

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

SCOPE OF REQUIREMENT

Scope of the Requirement:

The purpose of this Blanket Purchase Agreement (BPA) is to provide a contracting vehicle for the acquisition of various commercial, foreign, non-standard, and US obsolete weapon systems, to include components of end items, basic issue items, and additional authorized items of foreign and non-standard weapons on an as needed basis. These foreign weapons must be configured to either Sporting Arms and Ammunition Manufacturers Institute (SAAMI) or Commission Internationale Permanete (CIP) specifications (if applicable) for use in testing or training. Vendors must have the capability to ship the munitions/weapons, once procured, to multiple locations around the United States and possibly to limited OCONUS locations to support the U.S. Governments testing/training mission. The overarching intent of this program and procurement action is to establish a source that can reach around the world at any given moment and gather and provide multiple types of foreign munitions/weapons for testing/training purposes.

The general type and style of weapons being requested are listed below in no particular order. The following list is not exhaustive or complete. It is meant to be representative of the breadth of weapons requiring support. Where a model is listed by name, it includes all similar models and variants.

1. Russian and former Soviet Bloc weapons to include the AK47, AKM47, AK74, RPK, RPD, PK, PKM, DShK, KPV, NSV, YAK-B, Makarov, Tokarev, SKS, SVD, FPK, RPG-7, 82mm Mortars, GP-25/30 grenade launchers.

2. Other major foreign army and police weapons to include the FN-FAL, AR18, SAR-21, H&K G3, HK21, HK53, MP5, MG3, BHP, Glock 17/19, Model 61 (Skorpion), Uzi, M10, Sterling, Sten, PM12, MPi 69, FAMAS, AUG, L85, SA-80, Galil, Valmet, 550/1/2, P90, and Ultimax.

3. Uncommon or obsolete U.S. weapons to include the 1903 Springfield, 1911, BAR, 1919, M1/M1a1 and M3 submachine guns, M1 and M2 carbines, and M79.

4. Other commercial or para-military weapons.

*** END OF NARRATIVE C0001 ***

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

PACKAGING AND MARKING

PACKAGING

Shipments must be in accordance with 49 CFR and 4500.9R.

CLAUSES INCORPORATED BY FULL TEXT

COMMERCIAL PACKAGING REQUIREMENTS (JM&L 193) July 09

1. Packaging - Preservation, packaging, packing, unitization and marking furnished by the supplier shall provide protection for a minimum of one year, provide for multiple handling, redistribution and shipment by any mode and meet or exceed the following requirements.

1.1 Cleanliness - Items shall be free of dirt and other contaminants which would contribute to the deterioration of the item or which would require cleaning by the customer prior to use. Coatings and preservatives applied to the item for protection are not considered contaminants.

1.2 Preservation - Items susceptible to corrosion or deterioration shall be provided protection such as preservative coatings, volatile corrosion inhibitors, desiccants, water-proof and/or water-vapor-proof barriers.

1.3 Cushioning - Items requiring protection from physical and mechanical damage (e.g. fragile, sensitive, critical material) or which could cause physical damage to other items, shall be protected by wrapping, cushioning, pack compartmentalization, or other means to mitigate shock and vibration and prevent damage during handling and shipment.

2. Unit package

2.1 Unit Package - A unit package shall be so designed and constructed that it will contain the contents with no damage to the item(s), and with minimal damage to the unit pack during shipment and storage in the shipping container, and will allow subsequent handling. The outermost component of the unit package shall be a container such as a sealed bag, carton or box.

2.2 Unit Package Quantity - Unless otherwise specified, the unit package quantity shall be one each part, set, assembly, kit, etc.

3. Intermediate Package

3.1 Intermediate Packaging - The use of intermediate packaging is required whenever one or more of the following conditions exist:

a. The quantity is over one (1) gross of the same national stock number.

b. Use enhances handling and inventorying.

c. The exterior surface of the unit pack is a barrier bag.

d. The unit pack is less than 64 cubic inches.

e. The weight of the unit pack is less than five (5) pounds and no dimension is over twelve (12) inches.

Intermediate container shall be limited to a maximum of 100 unit packs, a net load of 40 pounds, or a maximum volume of 1.5 cubic feet, whichever occurs first.

4. Packing

4.1 Unit packages and intermediate packages not meeting the requirements for a shipping container shall be packed in shipping containers. All shipping containers shall be the most cost effective and shall be of the minimum cube to contain and protect the items.

4.2 Shipping Containers - The shipping container (including any necessary blocking, bracing, cushioning, or waterproofing) shall comply with the regulations of the carrier used and shall provide safe delivery to the destination at the lowest tariff cost. The shipping container shall be capable of multiple handling, stacking at least ten feet high, and storage under favorable conditions (such as enclosed facilities) for a minimum of one year.

5. Unitization: Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more unless skids or other forklift handling features are included on the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease of stacking. A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance.\- The weight capacity of the pallet must be adequate for the load.\- The preferred commercial expendable pallet is a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics of the items being unitized.\- The load shall be contained in a manner that will permit safe handling during shipment and storage.

6. Marking

All unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129, Revision P, Change Notice 4, Date 19 September 2007 including bar coding.\- The contractor is responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract or not. Special markings include, but are not limited to,shelf-life markings, structural markings, and transportation special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the materiel. NOTE: Passive RFID tagging is required in all contracts that contain DFARS clause 252.211-7006. Contractors must check the solicitation and/or contract for this clause.\- For details and most recent information, see http://www.acq.osd.mil/log/rfid/index.htm for the current DoD Suppliers Passive RFID Information Guide and Supplier Implementation Plan. If the item has Unique Item Identifier (UII) markings then the UII needs to be 2D bar coded and applied on the unit package, intermediate and exterior containers, and the unit load.

7. Hazardous Materials

7.1 A hazardous material is defined as a substance which has been determined by the Department of Transportation to be capable of posing an unreasonable risk to health, safety, and property when transported in commerce and which has been so designated. (This includes all items listed as hazardous in Title 49 CFR and other applicable modal regulations effective at the time of shipment.) Ammunition and explosives (Hazard Class 1) are special cases and must be properly hazard classified and registered with the competent authority of the United States (Department of Transportation).

7.2 Packaging and marking for hazardous material shall comply with the requirements for the mode of transport and the applicable performance packaging contained in the following documents:

a. International Air Transport: International Civil Aviation Organization (ICAO) Technical Instructions for the Safe Transport of Dangerous Goods by Air

b. International Vessel Transport: International? Maritime Dangerous Goods Code (IMDG)

c. Domestic Transport: Code of Federal Regulations (CFR) Title 49

d. Military Air Transport: Joint Service Regulation AFMAN24-204/TM38-250/NAVSUP PUB 505/MCO P4030.19/DLAM 4145.3.

7.3 If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the regulations of the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers.

7.4 A Product Material Safety Data Sheets (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside a waterproof sealed pouch attached to the outside of the package.

8. Wood Packaging Materials - Heat Treatment and Marking of Wood Packaging Materials: In accordance with the requirements of International Standards for Phytosanitary Measures (ISPM) 15, the following commercial heat treatment process has been approved by the American Lumber Standards Committee (ALSC) and is required for all Wood Packaging Material (WPM). WPM is defined as wood pallets, skids, load boards, pallet collars, wooden boxes, reels, dunnage, crates, frames, and cleats. Packaging materials exempt from the requirements are materials that have undergone a manufacturing process such as corrugated fiberboard, plywood, particleboard, veneer and oriented strand board. All WPM shall be constructed from Heat Treated (HT to 56 degrees Centigrade for 30 minutes) lumber and certified by an accredited agency recognized by the ALSC in accordance with Wood Packaging Material Policy and Wood Packaging Material Enforcement Regulations (see URL: http://www.alsc.org). All materials must include certification markings in accordance with ALSC standards and be placed in an unobstructed area that will be readily visible to inspectors. Pallet markings shall be applied to the stringer or block on diagonally opposite sides and ends of the pallet and be contrasting and clearly visible. All dunnage used in configuring and/or securing the load shall also comply with ISPM 15 and be marked with an ALSC approved DUNNAGE stamp. Failure to comply with the requirements of this restriction may result in refusal, destruction, or treatment of materials at the point of entry.

9. Quality Assurance -The contractor is responsible for establishing a quality system. Full consideration to examinations, inspections, and tests will be given to ensure the acceptability of the commercial package.

*** END OF NARRATIVE D0001 ***

**Name of Offeror or Contractor:** BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

INSPECTION AND ACCEPTANCE

| | Regulatory Cite | Title | Date |
|---|---|---|---|
| 1 | 52.246-15 | CERTIFICATE OF CONFORMANCE | APR/1984 |

CLAUSES INCORPORATED BY FULL TEXT

ACCEPTANCE (ARDEC 30)

-

[ ] Acceptance will be at the Contractor's plant.

[x] Acceptance will be at destination.

GOVERNMENT PROCUREMENT QUALITY ASSURANCE ACTIONS (ARDEC 31)

-

Government Procurement Quality Assurance (PQA) actions will be accomplished by the Governments authorized Quality Assurance Representative (QAR) at:

[ ] Contractors Plant

[x] Destination

[ ] Other: The Contractor's plant except for tests conducted at
a Government Facility or Proving Ground

*** END OF NARRATIVE E0001 ***

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD |
|---|---|

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | FOB POINT: Destination<br><br>SHIP TO:<br>(T05C00) CSTC-A SAO<br>ATTN SECURITY ASSISTANCE OFFICE<br>APO AE 09356<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W15QKN-11-A-0527/0003 | | | | |

DELIVERIES OR PERFORMANCE

CLAUSES INCORPORATED BY REFERENCE

52.247-29 F.O.B. Origin FEB 2006

CLAUSES INCORPORATED BY FULL TEXT

DELIVERIES TO TACOM-ARDEC 46

-

Trucks shall deliver Monday through Thursday, excluding holidays, between the hours of 7:30 A.M. and 2:00 P.M. Enter through the truck entrance and report to the Scale House for further assistance.

Schedule shipments with TACOM- ARDEC receiving personnel before delivery at telephone number (973) 724-4234 or 3384. Failure to schedule delivery could result in delay of off-loading. If you cannot deliver by the contract/purchase order delivery date, you will notify the Contract Specialist cited on DD Form 1155, SF33 or SF18 for disposition instructions.

*** END OF NARRATIVE F0001 ***

CONTRACT ADMINISTRATION DATA

CLAUSES INCORPORATED BY FULL TEXT

Include the following clause in Section G of all solicitations and contracts that include the clause at DFARS 252.232-7003 Electronic Submission of Payment Requests. Use this clause, when applicable, in lieu of ARDEC 76 Material Inspection and Receiving Report and ARDEC 171 Invoicing.

Do not include the clause if an exception contained in DFARS 252.232.7003(c) applies.

Fill-ins should be completed by the Contracting Officer based on contract requirements.

5152.232-4001 Army Electronic Invoicing Instructions (Feb 2006) (JM&L 182)

Contractor shall submit payment request using the following method(s) as mutually agreed to by the Contractor, the Contracting Officer, the contract administration office, and the payment office.

[ X ] Wide Area Workflow (WAWF) (see instructions below)

[ ] Web Invoicing System (WInS) (https://ecweb.dfas.mil)

[ ] American National Standards Institute (ANSI) X.12 electronic data interchange (EDI) formats (http://www.X12.org and http://www.dfas.mil/ecedi)

[ ] Other (please specify)____________________

DFAS POC and Phone: ____________________

WAWF is the preferred method to electronically process vendor request for payment. This application allows DOD vendors to submit and track Invoices and Receipt/Acceptance documents electronically. Contractors electing to use WAWF shall (i) register to use WAWF at https://wawf.eb.mil and (ii) ensure an electronic business point of contact (POC) is designated in the Central Contractor Registration site at http://www.ccr.gov within ten (10) calendar days after award of this contract/order.

WAWF Instructions:

Questions concerning payments should be directed to the Defense Finance and Accounting Service (DFAS) Columbus Center at 800-756-4571 or faxed to 866-473-5429. Please have your purchase order/contract number ready when calling about payments.

You can easily access payment and receipt information using the DFAS web site at http://www.dfas.mil/money/vendor. Your purchase order/contract number or invoice number will be required to inquire about the status of your payment.

The following codes and information will be required to assure successful flow of WAWF documents.

TYPE OF DOCUMENT [check as appropriate]

[ ] Commercial Item Financing

[ ] Construction Invoice (Contractor Only)

[ ] Invoice (Contractor Only)

[ X ] Invoice and receiving Report (COMBO)

[ ] Invoice as 2-in-1 (Services only)

[ ] Performance Based Payment (Government Only)

[ ] Progress Payment (Government Only)

[ ] Cost Voucher (Government Only)

[ ] Receiving Report (Government Only)

[ ] Receiving Report with Unique Identification (UID) Data (Government Only)

**Name of Offeror or Contractor:** BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

UID is a new globally unique part identifier containing data elements used to track DOD parts through their life cycle.

[ ] Summary Cost Voucher (Government Only)

CAGE CODE: 4DHW8

ISSUE BY DODAAC: W15QKN

ADMIN BY DODAAC: S1109A

INSPECT BY DODAAC: W15QKN

ACCEPT BY DODAAC: W15QKN

SHIP TO DODAAC: To be determined

LOCAL PROCESSING OFFICE DODAAC: W15QKN

PAYMENT OFFICE FISCAL STATION CODE: HQ0338

EMAIL POINTS OF CONTACT LISTING: _______________

INSPECTOR: _______________

ACCEPTOR: _______________

RECEIVING OFFICE POC: To be Determined

CONTRACT ADMINISTRATOR: DCMA St. Petersburg, dcmastpetersburgcasd@dcma.mil, 727-579-3000

CONTRACTING OFFICER: Ms. Morgan Ross, morgan.ross@us.army.mil, 973-724-3504.
ADDITIONAL CONTACT: Mrs. Deborah Renne, Contract Specialist, deborah.renne@us.army.mil, 973-724-8718.

*** END OF NARRATIVE G0001 ***

SPECIAL CONTRACT REQUIREMENTS

PHYSICAL SECURITY STANDARDS FOR SENSITIVE ITEMS (June 2006)Use when the contract contains sensitive conventional Arms, Ammunition, and Explosives (AA&E). (ARDEC 18)

PHYSICAL SECURITY STANDARDS FOR SENSITIVE ITEMS - 1. When the contract contains sensitive conventional Arms, Ammunition and Explosives (AA&E) the contractor will be required to provide proper storage and accountability. These standards are set forth in Department of Defense (DOD) 5100.76-M, dated August, 2000, entitled "Physical Security of Sensitive Conventional Arms, Ammunition and Explosives".

2. Prior to any contract being awarded, the contractor facility must first have a pre award Physical Security Inspection of their facility conducted by the Defense Security Service (DSS). See DOD 5100.76-M, Appendix 2, Attachment 1, for a listing of DSS regions. Contractor facilities that do not meet all of the security requirements of DOD 5100.76-M will not be awarded a contract until such time as they correct all deficiencies noted in the DSS inspection.

3. When the contract requires transportation of Sensitive Conventional AA&E, the standards are\-set forth\-in\-Defense Transportation Regulation 4500.9-R., Defense Traffic Management.

4. The following is the address to obtain the above publications.

National Technical Information Service 5285 Port Royal Road Springfield, VA 22181 Phone: Voice: (703) 605-6000 or toll free 1-800-553-6847 Fax: (703) 605-6900

Internet Address: *HYPERLINK "http://www.ntis.gov/" http://www.ntis.gov

*** END OF NARRATIVE H0001 ***

CONTRACT CLAUSES

| | Regulatory Cite | Title | Date |
| --- | --- | --- | --- |
| 1 | 52.212-4 | CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS | JUN/2010 |
| 2 | 52.243-1 | CHANGES--FIXED PRICE | AUG/1987 |
| 3 | 52.247-68 | REPORT OF SHIPMENT (REPSHIP) | FEB/2006 |
| 4 | 52.212-5 | CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS | JAN/2011 |

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.222-50, Combating Trafficking in Persons (FEB 2009) (22U.S.C. 7104(g)).

--Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).

(2) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(3) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

_x__ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sep 2006), with Alternate I (Oct 1995)(41 U.S.C. 253g and 10 U.S.C. 2402).

_x__ (2) 52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

___ (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (Jun 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

_x__ (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Jul 2010) (Pub. L. 109-282) (31 U.S.C. 6101 note).

___ (5) 52.204-11, American Recovery and Reinvestment Act -- Reporting Requirements (JUL 2010) (Pub. L. 111-5).

___ (6) 52.219-3, Notice of Total HUBZone Set-Aside or Sole-Source Award (Jan 2011)(15 U.S.C. 657a).

___ (7) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 2011) (if the offeror elects to waive the preference, it shall so indicate in its offer)(15 U.S.C. 657a).

___ (8) [Reserved]

___ (9)(i) 52.219-6, Notice of Total Small Business Set-Aside (June 2003) (15 U.S.C. 644).

___ (ii) Alternate I (Oct 1995) of 52.219-6.

___ (iii) Alternate II (Mar 2004) of 52.219-6.

___ (10)(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003)(15 U.S.C. 644).

___ (ii) Alternate I (Oct 1995) of 52.219-7.

___ (iii) Alternate II (Mar 2004) of 52.219-7.

_x__ (11) 52.219-8, Utilization of Small Business Concerns (Jan 2011) (15 U.S.C. 637(d)(2) and (3)).

_x__ (12)(i) 52.219-9, Small Business Subcontracting Plan (Jan 2011)(15 U.S.C. 637 (d)(4)).

___ (ii) Alternate I (Oct 2001) of 52.219-9.

___ (iii) Alternate II (Oct 2001) of 52.219-9.

___ (iv) Alternate III (Jul 2010) of 52.219-9.

_x__ (13) 52.219-14, Limitations on Subcontracting (Dec 1996)(15 U.S.C. 637(a)(14)).

_x__ (14) 52.219-16, Liquidated Damages--Subcontracting Plan (JAN 1999) (15 U.S.C. 637(d)(4)(F)(i)).

____ (15)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Oct 2008)(10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

___ (ii) Alternate I (June 2003) of 52.219-23.

___ (16) 52.219-25, Small Disadvantaged Business Participation ProgramDisadvantaged Status and Reporting (Apr 2008)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

___ (17) 52.219-26, Small Disadvantaged Business Participation ProgramIncentive Subcontracting (Oct 2000)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

___ (18) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004)(15 U.S.C. 657 f)

_x__(19) 52.219-28, Post Award Small Business Program Rerepresentation (Apr 2009)(15 U.S.C. 632(a)(2)).

_x__(20) 52.222-3, Convict Labor (June 2003)(E.O. 11755).

_x__(21) 52.222-19, Child LaborCooperation with Authorities and Remedies (Jul 2010) (E.O. 13126).

_x__(22) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

_x__(23) 52.222-26, Equal Opportunity (Mar 2007)(E.O. 11246).

_x__(24) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (S 2010)(38 U.S.C. 4212).

_x__ (25) 52.222-36, Affirmative Action for Workers with Disabilities (Oct 2010)(29 U.S.C. 793).

_x__ (26) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2010)(38 U.S.C. 4212).

___ (27) 52.222-54, Employment Eligibility Verification (Jan 2009). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

___ (28)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

___ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

___ (29) 52.223-15, Energy Efficiency in Energy-Consuming Products (Dec 2007) (42 U.S.C. 8259b).

___ (30)(i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (DEC 2007) (E.O. 13423).
___ (ii) Alternate I (DEC 2007) of 52.223-16.
___ (31) 52.223-18, Contractor Policy to Ban Text Messaging while Driving (SEP 2010) (E.O. 13513).
___ (32) 52.225-1, Buy American Act--Supplies (Feb 2009)(41 U.S.C. 10a-10d).

___ (33)(i) 52.225-3, Buy American Act Free Trade Agreements -- Israeli Trade Act (Jun 2009) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, Pub. L. 108-77, 108-78, 108-286, 108-301, 109-53, 109-169, 109-283, and 110-138).

___ (ii) Alternate I (Jan 2004) of 52.225-3.

___ (iii) Alternate II (Jan 2004) of 52.225-3.

___ (34) 52.225-5, Trade Agreements (Aug 2009) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

_x__(35) 52.225-13, Restrictions on Certain Foreign Purchases (Jun 2008) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

___ (36) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

___ (37) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007)(42 U.S.C. 5150).

___ (38) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002)(41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

___ (39) 52.232-30, Installment Payments for Commercial Items (Oct 1995)(41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

_x_ (40) 52.232-33, Payment by Electronic Funds Transfer -- Central Contractor Registration (Oct. 2003)(31 U.S.C. 3332).

___ (41) 52.232-34, Payment by Electronic Funds Transfer -- Other Than Central Contractor Registration (May 1999)(31 U.S.C. 3332).

_x_ (42) 52.232-36, Payment by Third Party (FEB 2010)(31 U.S.C. 3332).

___ (43) 52.239-1, Privacy or Security Safeguards (Aug 1996)(5 U.S.C. 552a).

_x_ (44)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006)(46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631).

___ (ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

___ (1) 52.222-41, Service Contract Act of 1965, (Nov 2007)(41 U.S.C. 351, et seq.).

___ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

___ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act -- Price Adjustment (Multiple Year and Option Contracts) (Sep 2009)(29 U.S.C.206 and 41 U.S.C. 351, et seq.).

___ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act -- Price Adjustment (Sep 2009)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

___ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

___ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services--Requirements (Feb 2009) (41 U.S.C. 351, et seq.).

___ (7) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (Mar 2009) (Pub. L. 110-247).

___ (8) 52.237-11, Accepting and Dispensing of $1 Coin (Sep 2008) (31 U.S.C. 5112(p)(1)).

---

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records -- Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractors directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause--

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

(ii) 52.219-8, Utilization of Small Business Concerns (Dec 2010)(15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $650,000 ($1.5 million for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iii) [Reserved]

(iv) 52.222-26, Equal Opportunity (Oct 2010)(E.O. 11246).

(v) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2010)(38 U.S.C. 4212).

(vi) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998)(29 U.S.C. 793).

(vii) [Reserve]

(viii) 52.222-41, Service Contract Act of 1965, (Nov 2007), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.)

(ix) 52.222-50, Combating Trafficking in Persons (FEB 2009) (22 U.S.C. 7104(g)).

___ Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).

(x) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements (Nov 2007) (41 U.S.C. 351, et seq.)

(xi) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services--Requirements (Feb 2009) (41 U.S.C. 351, et seq.)

(xii) 52.222-54, Employment Eligibility Verification (Jan 2009).

(xiii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (Mar 2009) (Pub. L. 110-247). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xiv) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Feb 2006)(46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of Clause)

| | | | |
|---|---|---|---|
| 5 | 252.212-7001 | CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS | JAN/2011 |

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

__x__ 52.203-3, Gratuities (APR 1984) (10 U.S.C. 2207).

(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

(1) _x_ 252.203-7000, Requirements Relating to Compensation of Former DoD Officials (JAN 2009) (Section 847 of Pub. L. 110-181).

(2) _x_ 252.205-7000, Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

(3) ____ 252.219-7003, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (OCT 2010) (15 U.S.C. 637).

(4) ____ 252.219-7004, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (OCT 2010) (15 U.S.C. 637 note).

(5)(i) ____ 252.225-7001, Buy American Act and Balance of Payments Program (JAN 2009) (41 U.S.C. 10a-10d, E.O. 10582).

(6) _x_ 252.225-7008, Restriction on Acquisition of Specialty Metals (JUL 2009) (10 U.S.C. 2533b).

(7) _x_ 252.225-7009, Restriction on Acquisition of Certain Articles Containing Specialty Metals (JUL 2009) (10 U.S.C. 2533b).

(8) _x_ 252.225-7012, Preference for Certain Domestic Commodities (Jun 2010) (10 U.S.C. 2533a).

(9) ____ 252.225-7015, Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

(10) ____ 252.225-7016, Restriction on Acquisition of Ball and Roller Bearings (MAR 2006) (Section 8065 of Public Law 107-117 and the same restriction in subsequent DoD appropriations acts).

(11)(i) ____ 252.225-7021, Trade Agreements (NOV 2009) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

(ii) ___ Alternate I (SEP 2008)

(12) ____ 252.225-7027, Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

(13) ____ 252.225-7028, Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

(14)(i) ____ 252.225-7036, Buy American Act--Free Trade Agreements--Balance of Payments Program (DEC 2010) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

(ii) ___ Alternate I (JUL 2009) of 252.225-7036.

(15) ____ 252.225-7038, Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a)(3)).

(16) ____ 252.226-7001, Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Public Law 107-248 and similar sections in subsequent DoD appropriations acts).

(17) ____ 252.227-7015, Technical Data--Commercial Items (NOV 1995) (10 U.S.C. 2320).

(18) ____ 252.227-7037, Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

(19) _x_ 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports (MAR 2008) (10 U.S.C. 2227).

(20) ____ 252.237-7019, Training for Contractor Personnel Interacting with Detainees (DEC 2010) (Section 1092 of Public Law 108-375).

(21) ___ 252.237-7010, Prohibition on Interrogation of Detainees by Contractor Personnel (NOV 2010) (Section 1038 of Pub. L. 111-84).

(22) _x_ 252.243-7002, Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

(23) ___ 252.246-7004, Safety of Facilities, Infrastructure, and Equipment for Military Operations (OCT 2010) (Section 807 of Public Law 111-84).

(24) ____ 252.247-7003, Pass-Through of Motor Carrier Fuel Surcharge Adjustment to the Cost Bearer (SEP 2010) (Section 884 of Public Law 110-417).

(25)(i) _x_ 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(ii) ____ Alternate I (MAR 2000) of 252.247-7023.

(iii) ____ Alternate II (MAR 2000) of 252.247-7023.

(iv) ____ Alternate III (MAY 2002) of 252.247-7023.

(26) ____ 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders--Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

(1) 252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).

(2) 252.237-7010, Prohibition on Interrogation of Detainees by Contractor Personnel (NOV 2010) (Section 1038 of Pub. L. 111-84).

(3) 252.247-7003, Pass-Through of Motor Carrier Fuel Surcharge Adjustment to the Cost Bearer (SEP 2010) (Section 884 of Public Law 110-417).

(4) 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(5) 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(End of clause)

6 252.223-7007 SAFEGUARDING SENSITIVE CONVENTIONAL ARMS, AMMUNITION, AND EXPLOSIVES SEP/1999

(a) Definition. Arms, ammunition, and explosives (AA&E), as used in this clause, means those items within the scope (chapter 1, paragraph B) of DoD 5100.76-M, Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives.

(b) The requirements of DoD 5100.76-M apply to the following items of AA&E being developed, produced, manufactured, or purchased for the Government, or provided to the Contractor as Government-furnished property under this contract: The items that are intended to be purchased by the Government via this BPA, as listed in Section A of this document, are foreign weapons, therefore, they do not have National Stock Numbers. The weapons have a Sensitivity Category of II.

(c) The Contractor shall comply with the requirements of DoD 5100.76-M, as specified in the statement of work. The edition of DoD 5100.76-M in effect on the date of issuance of the solicitation for this contract shall apply.

(d) The Contractor shall allow representatives of the Defense Security Service (DSS), and representatives of other appropriate offices of the Government, access at all reasonable times into its facilities and those of its subcontractors, for the purpose of performing surveys, inspections, and investigations necessary to review compliance with the physical security standards applicable to this contract.

(e) The Contractor shall notify the cognizant DSS field office of any subcontract involving AA&E within 10 days after award of the subcontract.

(f) The Contractor shall ensure that the requirements of this clause are included in all subcontracts, at every tier?

(1) For the development, production, manufacture, or purchase of AA&E; or

(2) When AA&E will be provided to the subcontractor as Government-furnished property.

(g) Nothing in this clause shall relieve the Contractor of its responsibility for complying with applicable Federal, state, and local laws, ordinances, codes, and regulations (including requirements for obtaining licenses and permits) in connection with the performance of this contract.

(End of clause)

Level 1 Anti Terrorist Awareness Training Requirements for Contractor Employees (JM&L 196) November 2009

(a) All contractor employees requiring access to any Federally-controlled facility and logical access to Federally controlled information systems except for national security systems as defined by 44 U.S.C. 3542(b)(2), should be certified in Level 1 Anti Terrorism Training. The training is accessible from any computer with access to the World Wide Web and is available at https:/atlevel1.dtic.mil/at. The contractor is responsible for ensuring that the training has been satisfactorily completed and that valid certificates of completion have been submitted to the Contracting Officers Representative (COR) with a copy furnished to the Contracting Officer. The Certificates are valid for one year, therefore, training shall be completed every year for the duration of the contract.

(b) The term Federally-controlled facility is defined as:

(1) Federally-owned buildings or leased space, whether for single or multi-tenant occupancy, and its grounds and approaches, all or any portion of which is under the jurisdiction, custody or control of a department or agency;

(2) Federally-controlled commercial space shared with non-government tenants. For example, if a department or agency leased the 10th floor of a commercial building, the Directive applies to the 10th floor only;

(3) Government-owned, contractor-operated facilities, including laboratories engaged in national defense research and production activities; and

(4) Facilities under a management and operating contract, such as for the operation, maintenance, or support of a Government-owned or Government-controlled research, development, special production, or testing establishment.

(c) The term Federally-controlled information system means an information system (*HYPERLINK "http://uscode.house.gov/uscodecgi/fastweb.exe?getdoc+uscview+t43t44+1482+4++%2844%29%20%20AND%20%28%2844%29%20ADJ%20USC%29%3ACITE%20%20%20%20%20%20%20%20%20" 44\-U.S.C. 3502(8) used or operated by a Federal agency, or a contractor or other organization on behalf of the agency (*HYPERLINK "http://uscode.house.gov/uscodecgi/
fastweb.exe?getdoc+uscview+t43t44+1482+4++%2844%29%20%20AND%20%28%2844%29%20ADJ%20USC%29%3ACITE%20%20%20%20%20%20%20%20%20" 44\-U.S.C. 3544(a)

(d) The term "contractor employee" includes employees, agents, students or student interns, or representatives and all employees, agents or representatives of all subcontractors and suppliers.

*** END OF NARRATIVE I0001 ***

*** END OF NARRATIVE I0001 ***

DEPARTMENT OF THE ARMY
U.S. ARMY CONTRACTING COMMAND - PICATINNY
PICATINNY ARSENAL, NEW JERSEY 07806-5000

REPLY TO
ATTENTION OF

ACC-PICA-ET

2 August 2011

SUBJECT: RFQ W15QKN-11-T-8336

REFERENCE: BPA Contract Number W15QKN-11-A-0527

Bulova Technologies Ordnance Systems, LLC
Attention Stacey Delgardo
19337 US HWY 19N, Suite 525
Clearwater, FL 33764

Dear Ms. Delgardo,

The Government is contemplating awarding a call order(s) for the following weapons and items:

- DShK, 12.7x108mm Machine Gun
  - Quantity: Ranging from two hundred to two hundred fifty (200-250) weapon systems
  - Caliber: 12.7x108mm
  - Condition: New or unissued condition
  - Each system shall include: cradle for mounting to tripod

- Spare barrel for DShK
  - Quantity: Ranging from two hundred to two hundred fifty (200-250) spare barrels
  - Condition: New or unissued condition

- Tripod, infantry/ground-mount style for DShK
  - Quantity: Ranging from two hundred to two hundred fifty (200-250) tripods
  - Condition: New or unissued condition

- Ammunition belts, 50 rounds, for DShK
  - Quantity: Ranging from one thousand to one thousand two hundred fifty (1000-1250)
  - Condition: New or unissued condition

- Ammunition cans for DShK
  - Quantity: Ranging from six hundred to seven hundred fifty (600-750)
  - Condition: New or unissued condition

- Cleaning/tool kit* for DShK
    - Quantity: Ranging from two hundred to two hundred fifty (200-250) complete kits
    - Condition: New or unissued condition
    - Each kit will contain the following:
        a. Bag, equipment
        b. Bag, spare parts
        c. Rod, cleaning
        d. Hammer
        e. Combo tool
        f. Wrench barrel
        g. Brush chamber
        h. File, three square, #2 cut
        i. Reamer, 4mm x 70mm OAL
        j. Reamer, 20mm x 84mm OAL
        k. Reamer, double ended, 2.5mm & 3.5mm x 110mm OAL
        l. Drift, small, 4mm x 120mm OAL
        m. Drift, large, 4mm x 150mm OAL
        n. Rod, handle for reamers
        o. Locking lever, left
        p. Locking lever, right
        q. Reamer, 6mm x 100mm OAL
        r. Extractor, Qty 2
        s. Firing pin extension, Qty 2
        t. Ejector, Qty 2
        u. Firing pin, Qty 2
        v. Keeper, piston retaining pin, Qty 6
        w. Pin, firing pin retaining, Qty 2
        x. Pin, ejector retaining, Qty 2
        y. Pin, extractor retaining, Qty 2
        z. Pin, piston retaining, Qty 6
        aa. Spring, extractor, Qty 2
        ab. 1 pair of heat resistant gloves for changing the barrel (not shown in Figure 1).

- English Language Operator's Manuals for DShK
    - Quantity: Ranging from two hundred to two hundred fifty (200-250) each.
    - Condition: New or New Surplus Unissued
    Operator manual, in English, describing basic operation and maintenance for the user.

- Dari Language Operator's Manuals for DShK
    - Quantity: Ranging from two hundred to two hundred fifty (200-250) each.
    - Condition: New or New Surplus Unissued
    Operator manual, in Dari, describing basic operation and maintenance for the user.

- English Language Direct Support And General Support Manuals for DShK
    - Quantity: Ranging from two hundred to two hundred fifty (200-250) each.
    - Condition: New or New Surplus Unissued

      Operator manual, in English, describing Direct Support and General Support maintenance operations.

- Dari Language Direct Support And General Support Manuals for DShK
    - Quantity: Ranging from two hundred to two hundred fifty (200-250) each.
    - Condition: New or New Surplus Unissued

      Operator manual, in Dari, describing Direct Support and General Support maintenance operations.

- Electronic copies of all manuals listed above
    - Mailing address:
        - Jeffrey Gould
        - RDAR-WSW-F
        - BLDG. 67
        - Picatinny Arsenal, NJ 07806
    - E-mail: jeffrey.h.gould@us.army.mil

It is requested that you provide a detailed proposal, based on the Statement of Work (enclosed). Your proposal should include a delivery schedule, pricing per unit, shipping charges, and time for which your proposal will remain valid. The delivery schedule shall contain the number of days after receipt of signed EUC and export licenses. Shipping charges must take into account all costs related to items being shipped to destination (Afghan National Army Ammunition Depot) from CONUS or OCONUS locations. Additionally, your proposal must include the costs for items being shipped FOB Destination. Proposals are required to be submitted NLT 4:00 PM EST, 16 August 2011.

The delivery schedule in your proposal shall begin from the contract award date and include an explanation of the milestones (permits, licenses, etc.) required and when they will be applied for with an estimated number of days for processing each. The delivery schedule shall also include the number of elapsed days from receiving the signed End User Certificate (EUC) until delivery of materiel to the final destination.

In addition, your proposal must clearly document that any proposed subcontractor/vendor (s), have been officially authorization/licensed by the supplier's country's Ministry (of the Interior) that confirms they meet the safety and security standards established by their country.

Your proposal must also provide evidence of the availability of funds necessary to finance the call order. The offeror must submit proof from a bank that they will grant the letter of credit and confirmation from the supplier/manufacturer that they will accept a letter of credit, if necessary. Special payment terms are not acceptable.

It should be understood that the Government may award/accept any item or group of items of an offer, unless the offeror qualifies the offer by specific limitations. The Government reserves the right to make an award on any item for a quantity less than the quantity offered, at the unit prices offered, unless the offeror specifies otherwise in the offer.

Kindly respond within three (3) days as to whether or not you will be submitting a proposal. Points of contact for this effort are myself, email: morgan.ross@us.army.mil, phone 973-724-3504, or Mrs. Deborah Renne, email: deborah.renne@us.army.mil, phone 973-724-8718. Please feel free to contact myself or Mrs. Renne should you have any questions or concerns.

Sincerely,

Morgan F. Ross
//signed//
Morgan F. Ross
Contracting Officer
ACC-PICA-ET
U.S. Army Contracting Command-Picatinny

Enclosures: Statement of Work (200-250)
Small Arms Light Weapons Serialization Program

Cc: Mr. Jeffrey Gould - RDAR-WSW-F

STATEMENT OF WORK FOR THE ACQUISITION OF FOREIGN WEAPONS
26 July 2011

## 1. DELIVERABLES

The contractor shall provide the following Weapons / Items:

- DShK, 12.7x108mm Machine Gun
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) weapon systems
  - Caliber: 12.7x108mm
  - Condition: New or unissued condition; manufactured within the last 5 years
  - Each system shall include: cradle for mounting to tripod

- Spare barrel for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) spare barrels
  - Condition: New or unissued condition; manufactured within the last 5 years

- Tripod, infantry/ground-mount style for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) tripods
  - Condition: New or unissued condition

- Ammunition belts, 50 rounds, for DShK
  - Quantity: Ranging from one thousand one hundred to one thousand four hundred fifty (1100-1450)
  - Condition: New or unissued condition

- Ammunition cans for DShK
  - Quantity: Ranging from six hundred sixty to eight hundred seventy (660-870)
  - Condition: New or unissued condition

- Cleaning/tool kit* for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) complete kits
  - Condition: New or unissued condition
  - Each kit will contain the following:
    - a. Bag, equipment
    - b. Bag, spare parts
    - c. Rod, cleaning
    - d. Hammer
    - e. Combo tool
    - f. Wrench barrel
    - g. Brush chamber
    - h. File, three square, #2 cut
    - i. Reamer, 4mm x 70mm OAL
    - j. Reamer, 20mm x 84mm OAL
    - k. Reamer, double ended, 2.5mm & 3.5mm x 110mm OAL

l. Drift, small, 4mm x 120mm OAL
m. Drift, large, 4mm x 150mm OAL
n. Rod, handle for reamers
o. Locking lever, left
p. Locking lever, right
q. Reamer, 6mm x 100mm OAL
r. Extractor, Qty 2
s. Firing pin extension, Qty 2
t. Ejector, Qty 2
u. Firing pin, Qty 2
v. Keeper, piston retaining pin, Qty 6
w. Pin, firing pin retaining, Qty 2
x. Pin, ejector retaining, Qty 2
y. Pin, extractor retaining, Qty 2
z. Pin, piston retaining, Qty 6
aa. Spring, extractor, Qty 2
ab. 1 pair of heat resistant gloves for changing the barrel (not shown in Figure 1).

- English Language Operator's Manuals for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - Condition: New or New Surplus Unissued
    Operator manual, in English, describing basic operation and maintenance for the user.

- Dari Language Operator's Manuals for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - Condition: New or New Surplus Unissued
    Operator manual, in Dari, describing basic operation and maintenance for the user.

- English Language Direct Support And General Support Manuals for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - Condition: New or New Surplus Unissued
    Operator manual, in English, describing Direct Support and General Support maintenance operations.

- Dari Language Direct Support And General Support Manuals for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - Condition: New or New Surplus Unissued
    Operator manual, in Dari, describing Direct Support and General Support maintenance operations.

- Electronic copies of all manuals listed above
  - Mailing address:
    Jeffrey Gould
    RDAR-WSW-F
    BLDG. 67
    Picatinny Arsenal, NJ 07806
  - E-mail: jeffrey.h.gould@us.army.mil

*Unless noted above all quantities are one. See Picture of Tool Kit Contents (Figure 1).



a
b
v
y
z
w
x
aa
r
g
d
l
o
s
i
m
j
t
c
p
e
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h
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q
f

Figure 1: Cleaning/Tool Kit

## 2. REQUIREMENTS

### 2.1. Information to be Submitted with Proposal

2.1.1. List of all items being proposed, weapons, accessories, kits, etc. as described in the Deliverables paragraph.

2.1.2. Provide names and addresses of the offeror's supplier(s). Provide written certification from supplier(s) that they intend to supply the offeror with the items should the award be made.

2.1.3. Provide name, address, and country of the original manufacturer.

2.1.4. Provide certification that the deliverables are in the condition required as stated above.

2.1.5. Date of manufacture.

2.1.6. Delivery schedule based on delivery after receipt of the signed End User Certificate (EUC).

2.1.7. Past performance information as listed in section 4.

### 2.2. Additional Supporting Information and Documentation

For each weapon supplied to the US Government, the Contractor shall provide the following information and documentation.

2.2.1. **Manufacturer's Acceptance Data** - showing what tests were performed and the results of those tests to include Proof House data certifying that the weapon was manufactured to safely and reliably fire live ammunition.

2.2.2. **Serial Number** - also see section 3.3 as it relates to serial numbers and marking of weapons.

2.2.3. **Manufacturer's Quality Acceptance Plan** - submit 30 days after award of contract in contractor's format.

2.2.4. **Export and Transportation Plan** - submit 7 days after award of contract. The plan shall address how the Contractor will transport the weapons from supplier to point of transfer of possession to the U.S. Government in Afghanistan. The plan shall also address each source country's export requirements and processes.

### 2.3. Safety

All weapons shall safely function.

### 2.4. Workmanship

#### 2.4.1. Metal Defects

The weapons and/or accessories shall be free of folds, wrinkles, deep scratches, scaly metal, dents, burrs, sharp edges, and other defects.

#### 2.4.2. Foreign Matter

The weapons and/or accessories shall be free of corrosion, stains, discoloration, dirt, and smears of lacquer.

#### 2.4.3. Condition

Weapons and/or accessories offered will be in the condition required as stated above.

## 3. MARKING AND PACKAGING REQUIREMENTS

### 3.1. Shipping Address

The contractor shall package and ship all procured items to the address listed below:

> Afghan National Army Ammunition Depot (22 Bunkers)
> Attn: CSTC-A/CJ4 Distribution Officer (ANP)
> Tel: 070-068-8488/DSN 318-237-3975
> (Off Jalalabad road, east of Kabul Military Training Center (KMTC))
> Pol-e Charki, Aghanistan

### 3.2. Additional Labeling

All items must be shipped with a placard no smaller than 18"x18" and visible on all sides of the pallet or container in clear, bold English letters stating the following.

The units are to be packaged and labeled as follows:

THESE ITEMS ARE ALLOCATED FOR A NEW AFGHAN NATIONAL POLICE CASE: G5-B-UEO

TCN: ******-****-*****

The TCN number(s) will be provided upon contract award.

### 3.3. General Guidelines

Unless otherwise indicated in this Statement of Work, BPA clause JM&L 193, Commercial Packaging Requirements, applies to this requirement.

#### 3.3.1. Item Unique Identification (IUID)

DFARS clause 252.211.7003 related to IUID also applies to this requirement.

#### 3.3.2. Small Arms Serialization Program (SASP)

Serial numbers must use exclusively English alphanumeric characters comprised of Roman letters (A, B, C, and so forth) and Arabic numerals (1, 2, 3, and so forth). In the case that an existing serial number contains other characters (non-English alphanumeric) that can be translated into an alphanumeric equivalent, the translated serial number will be permanently inscribed on the weapons. When an existing serial number cannot be translated, a different, acceptable, serial number will be assigned and inscribed in accordance with above guidance. In accordance with AR 710-3, Chapter 4, Paragraph B, the contractor is required to complete submissions to LOGSA for SASP within five days of action/shipping. Please refer to the Accountability Instructions (Attachment 001). The contractor is also required to submit a copy of their submission to the contract specialist using contact information provided in the contemplation letter.

For all shipments to Afghanistan, or when specifically requested for other countries, the contractor is required to provide serial numbers to [illegible] at least 5 days prior to the weapons being shipped.

## 4. PAST PERFORMANCE

The following information pertaining to past performance is to be submitted with the proposal.

### 4.1. Contract References

Offerors shall submit a list containing no more than five (5) relevant Government and non-Government contract references of contracts that were awarded within the last three (3) years. Each listed reference shall include the following information.

4.1.1. **Contract number**
4.1.2. **Type**
4.1.3. **Dollar value**
4.1.4. **Place of performance**
4.1.5. **Date of award**
4.1.6. **Whether performance is on-going or complete**
4.1.7. **Extent of subcontracting**
4.1.8. **Points of contact** (at least two for each contract) to include names, phone numbers, and e-mail addresses

Relevancy refers to contract awards for the same or similar items. Offerors shall provide a specific narrative explanation of each contract listed describing the objectives achieved and detailing how the effort is relevant to the efforts described in the offeror's technical proposal. For any contract listed that did not/do not meet original schedule or technical performance requirements, provide a brief explanation of the reason(s) for the shortcoming and any corrective action(s) taken to avoid recurrence.

### 4.2. Relevant Past Performance

In addition, offerors shall submit information related to their past performance on relevant efforts for state and local Government, private sector clients, subcontracts, and team or joint efforts. If offerors have no relevant past performance information, past performance information for their key personnel and/or key subcontractors shall be submitted. Be advised that the Government may use past performance information obtained from sources other than those identified by the offeror.

## 5. PROPOSAL EVALUATION

Selection of the successful offeror shall be made following an evaluation of proposals received based on the information called for in this Statement of Work.

The evaluation of the proposals in response to this solicitation will be based on four factors: Technical Acceptability, Delivery Schedule, Price and Past Performance.

Technical Acceptability will be evaluated on an acceptable or unacceptable basis as shown in the chart below. Technical performance beyond the minimal acceptable will not be given extra evaluation credit.

| Technical Acceptable/Unacceptable Ratings | |
|---|---|
| Rating | Description |
| Acceptable | Proposal clearly meets the minimum requirements of the solicitation. |
| Unacceptable | Proposal does not clearly meet the minimum requirements of the solicitation. |

Past performance information submitted by offerors will be evaluated and given a past performance rating based on the following assessment chart:

| Rating | Description |
| --- | --- |
| Substantial Confidence | Based on the offeror's recent/relevant performance record, the Government has a high expectation that the offeror will successfully perform the required effort. |
| Satisfactory Confidence | Based on the offeror's recent/relevant performance record, the Government has a reasonable expectation that the offeror will successfully perform the required effort. |
| Limited Confidence | Based on the offeror's recent/relevant performance record, the Government has a low expectation that the offeror will successfully perform the required effort. |
| No Confidence | Based on the offeror's recent/relevant performance record, the Government has no expectation that the offeror will successfully perform the required effort. |
| Unknown Confidence (Neutral) | No recent/relevant performance record is available or the offeror's performance record is so sparse that no meaningful confidence assessment rating can be reasonably assigned. |

The proposed price must include all transportation costs for FOB destination and be listed in US dollars.

Relative Order of Importance:
Delivery Schedule and Price will be evaluated utilizing a best value determination. Delivery schedule and Price are of equal importance. Delivery Schedule and Price are individually more important than Past Performance. Delivery Schedule, Past Performance and Price will be evaluated utilizing a best value determination. Delivery schedule and Past Performance are of equal importance. Delivery Schedule and Past Performance are individually more important than Price. Non-Price factors are significantly more important than price.

## Small Arms/Light Weapons Serialization Program

The purpose of this document is to provide basic information and instruction to the contractor on the requirements of the Small Arms/Light Weapon Serialization Program (SA/LWSP).

1. Any Small Arms weapon manufactured under contract for the US Government is considered a sensitive item and requires tracking and controlling by serial number under the Small Arms/Light Weapons Serialization Program, to include reporting in accordance with DoD 4000.25-2-M (Military Standard Transaction Reporting and Accounting Procedures). The contractor is required to submit all Small Arms/Light Weapons Serialization Program (SA/LWSP) control transactions to the DOD Central Registry for recording as part of the mandatory requirements of this contract. This reporting shall be accomplished through the use of an 80 column Weapon Serial Number (WSN) transaction in accordance with data item description (DID)DI-MISC-80914B, as attached in section "J" of this solicitation.

2. Transactions can be submitted either by direct upload into WEB UIT or by e-mail with attached flat text file to the Logistics Support Activity (LOGSA).

   a. Direct upload into WEB UIT: Transactions shall be submitted via the internet using Web UIT at the following website:

      [illegible]

      If contractor uploads the file directly in UIT, it is critical they ensure there are no rejects. The rejects will appear at the LOG IN page and correction procedures will be displayed. Contractors can verify a successful upload by querying by document number.

      **For access to WEB UIT, the contractor must submit a System Access Request (SAR), available at the WEB UIT main page. Justification comments should include the following: Serialization officer responsible for the WSN transactions into WEB UIT.*

   b. Contractors may also submit an electronic copy in flat text file (.txt) format as an attachment via email to LOGSA's mailbox: [illegible] . This is the preferred method of submission. LOGSA will send a verification e-mail for

successful uploads. Additionally, a copy of the text file will be forwarded via email to the contract specialist identified in the Issued By block on page one of the contract.

c. Transactions must be submitted as each lot is accepted by DCMA and shipped.

d. A CD containing all serial numbers shall be submitted to the contract specialist of record at the completion of this contract.

e. The contractor can contact LOGSA for any assistance required ( [illegible] ).

3. Weapon Serial Number (WSN) transaction types for new production weapons. Refer to DID DI-MISC-80914B for additional details.

a. One (SA/LWSP) "P" transaction (80 record position shall be furnished for each item shipped as new production to any DoD activity. The contractor is required to prepare three WSN control "P" transactions. One copy will provided to the UIT Central Registry (as indicated in para 2 above) and two additional copies will accompany the shipment documentation.

b. One (SA/LWSP) "F" transaction shall be furnished for each item shipped as new production for Foreign Military Sales (FMS) contracts and will be provided to the UIT Central Registry. Additional copies to accompany the shipment are not required.

c. One (SA/LWSP) "N" shall be furnished for each item shipped as new production for other government agencies or activities (non-DOD activities). This includes shipments to civilian activities and contractors. Transaction copies are not required to accompany weapon shipment.

4. Example of acceptable UIT input format

Sample.txt

5. 80 Column Card Data Entries

| COLUMN NAME | COLUMN POSITION | COLUMN WIDTH | Description | REMARKS |
|---|---|---|---|---|
| DIC | 1-3 | 3 characters | Document Identifier Code | Enter DSM for Small Arms |
| RIC | 4-6 | 3 characters | Routing Identifier Code | Enter AGT (LOGSA's RIC) |
| TRAC | 7 | 1 character | Transaction Code | "P" for production, "N" for Non-DoD shipments, "F" for FMS shipments |
| NSN | 8-20 | 13 characters | National Stock Number | Or Management Control Number (MCN) if applicable |
| BLANK1 | 21-22 | 2 characters | Local use | leave blank |
| LOCAL USE | 23-29 | 7 characters | Local use | leave blank |
| DOCUMENT NUM | 30-43 | 14 characters | MILSTRIP Document number | Specified in the contract, section B. |
| SUFFIX | 44 | 1 character | Suffix | If applicable, otherwise, leave blank |
| SUP_ADD | 45-50 | 6 characters | DoD Activity Address Code (DODAAC) | DODAAC Ship To; specified in contract, section B. |
| REPORTER | 51-56 | 6 characters | Reporting DODAAC | Enter manufacturer DODAAC identification. |
| SERIAL NUMBER | 57-67 | 11 characters | Weapon Serial Number (WSN) | Left justify, enter WSN + spaces for the data element |
| BLANK2 | 68 | 1 character | Local Use | Leave blank |
| OWNER | 69-74 | 6 characters | Owning DODAAC | Specified in the contract (same as reporting DODAAC) |
| BLANK3 | 75 | 1 character | Local use | Leave blank |
| TRANS_DATE | 76-80 | 5 characters | Transaction date in Julian format | Last two digits of calendar year and the Julian day of the year Ex 04060 |

Updated 20110118

6. Sample of UIT Input Document


DIC – Position 1-3
RIC – Position 1-3
TRAC – F or N to report FMS Shipments – Position 7
National Stock Number (NSN) – Position 8-20
Blank1 – Position 21-22
Local Use – Position 23 - 29
Document Number – Position 30-43
Suffix – Position 44
SUP_ADD (SHIP-TO) DODAAC – Position 45-50
REPORTER (DODAAC) – Position 51-56
SERIAL NUMBER – Position 57-67
Blank – Position 68
Owner (DODAAC) – Position 69-74
Blank – Position 75
Trans_Date (Julian Date) – Position 76-80

DSMAGTP1005012310973 FD206080508011 FY1346CMA0K00000W581276 CMA0K0 09015
DSMAGTP1005012310973 FD206080508011 FY1346CMA0K00000W581460 CMA0K0 09015
DSMAGTP1005012310973 FD206080508011 FY1346CMA0K00000W581466 CMA0K0 09015
DSMAGTP1005012310973 FD206080508011 FY1346CMA0K00000W581608 CMA0K0 09015
DSMAGTP1005012310973 FD206080508011 FY1346CMA0K00000W582483 CMA0K0 09015
DSMAGTP1005012310973 FD206080508011 FY1346CMA0K00000W582514 CMA0K0 09015

Sample of UIT Input Document – Document should be created in text format.

August 16, 2011

Department of the Army
U.S. Army Contracting Command - Picatinny
Picatinny Arsenal, New Jersey 07806-5000

Attn: Morgan F. Ross, Contracting Officer, Code ACC-PICA-ET

Reference: BPA Contract Number W15QKN-11-A-0527, Solicitation RFQ W15QKN-11-T-8336

Dear Ms. Ross,

In response to your contemplating awarding a Call Order for the DShK, 12.7x108mm Machine Gun, Spare Barrel, Tripod, Ammunition Cans, Ammunition Belts, Cleaning Tool Kit, Operator Manuals, Support Manuals and Electronic Copies, Bulova Technologies LLC (Bulova) is pleased to provide a comprehensive response to your Solicitation RFQ W15QKN-11-T-8336. It is our intent to meet your requirements and demonstrate our ability to deliver the requested weapons and items.

Bulova is a member of the U. S. Armies BPA Small Business sources for Non-standard Weapons. Bulova executes military contracts from the Company's headquarters in Clearwater, Florida and locations in NATO Europe as a broker which allows for the movement of military articles across friendly borders to support soldiers throughout the world. Bulova is a full Systems Integrator, providing our Armed Services and allied governments with material that provides our soldiers an overwhelming edge over enemy forces.

Bulova is registered with the United States Department of State Directorate of Defense Trade Controls (DDTC). Through our operations based in Clearwater, FL and Mayo, FL, the Company has an extensive history of large scale defense contracts for munitions, weapons systems, and combat systems.

Bulova is certified in accordance with ISO 9001:2008 by NQA-USA. More information on Bulova Technologies Group, Inc. can be found at http://www.bulovatechgroup.com.

Bulova is capable of delivering a fully qualified product to the Afghan National Police.

We are available to discuss our offer at any time, and encourage you to contact the undersigned if additional information is desired.

Should you wish to contact Bulova please contact either:

| | |
|---|---|
| **Mr. Gary M. Miller** | gmiller@bulovatech.com, cell 727 482 8624, |
| **Mrs. Stacey Delgardo** | sdelgardo@bulovatech.com, office 727 536 6666 or |
| **Mr. John Gwynn** | gwynn@bulovatech.com, office 386 294 3654. |

Yours sincerely,
Bulova Technologies Ordnance Systems LLC

John E. Gwynn
President

BULOVA®
TECHNOLOGIES ORDNANCE SYSTEMS LLC

*19337 US Hwy 19 North, Suite 525, Clearwater, FL 33764*
*(727) 536-6666 • (727) 536-6665 (facsimile)*

# BPA Contract Number W15QKN-11-A-0527

BULOVA® TECHNOLOGIES GROUP, INC.

## DShK, 12.7x108mm Weapon System



DShK , 12.7x108mm Machine Gun



Spare barrel



Tripod



Ammunition Belt



Ammunition Can



Cleaning/tool kit



User Manuals

## RFQ: W15QKN-11–T-8336

**BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC PROPRIETARY**

# DShK, 12.7 x 108mm Machine Gun System Procurement

**Prepared By**

Bulova Technologies Ordnance Systems LLC
19337 US Hwy 19 North, Suite 525, Clearwater, FL 33764
(727) 536-6666 Office • (727) 536-6665 Facsimile

Point of Contact: John Gwynn
sdelgardo@bulovatech.com

## Table of Contents

# DShK, 12.7x108mm Machine Gun System

**1.0 Bulova Technologies Group, Inc. Company Profile**

Bulova's commitment to the Department of Defense began more than 60 years ago when the Bulova Watch Company began supplying military fuzes to the United States Government. Bulova gained its military program identity in 1962, when the Bulova Watch Company formally established Bulova Systems and Instruments Corporation.

In 1979, the Loews Corporation acquired the Bulova Watch Company and, along with it, Bulova Systems and Instrument Corporation. In 1989 with the financial backing of the Loews Corporation, Bulova Systems and Instrument Corporation acquired Hamilton Technology, its main competitor in the fuze industry. The combined entity with production facilities in Long Island, NY and Lancaster, PA was renamed Bulova Technologies, Inc. These two organizations were later consolidated in Lancaster, PA becoming the largest mechanical and electro-mechanical fuze manufacturer in the world.

In 1995, National Defense Company LLC acquired Bulova Technologies Inc. from the Loews Corporation. Since 1995, Bulova has produced millions of high quality mechanical and electro-mechanical fuzes for use by our soldiers and through foreign military sales to support our Allied Forces. Bulova Technologies Ordnance Systems has particular strength and experience in two major areas: full systems prime integration and management, which are complemented by a high volume in-house production capability.

**1.1 Bulova Technologies Ordnance Systems LLC Company Profile**

Bulova Technologies Ordnance Systems LLC (Bulova) a wholly owned subsidiary of Bulova Technologies Group Inc. is pleased to submit a response to the US Army in support of the Acquisition of DShK, 12.7x108mm Machine Gun System Call Order. Bulova has assembled a strong systems management and manufacturing team to address the opportunity to deliver these non-standard weapons. The core of Bulova's system management experience resides in its employees and consultants located in the Clearwater and Mayo, Florida offices.

Bulova has senior management and engineering personnel who will be responsible for the overall Systems and Quality Management to supervise this NSW program. These key personnel have an extensive background in management of programs with similar content and scope. Over 200 years of development, production, and systems management experience is resident in the six senior staff members that will manage this program. For example, Bulova's NSW Program Director, Gary M. Miller, has an extensive background and experience that includes the management and participation in co-production and technology transfers both domestically and internationally. Mr. Miller was the Director of the System Programs at L-3 Communications. L-3 produced ammunition is now in service with the US Army in Iraq and Afghanistan. He led the successful transition of the NDI 105mm, M467A1 HEP-TP-T, M393A2, and HEP-TP-T ammunition for the Stryker MGS Systems. The US Army Product Manager Large Caliber Ammunition recognized his significant contributions for Achievement of Excellence for the production and fielding of the 105mm M393A3 HEP-T, M467A1 and M1040 Cartridges for the Stryker Mobile Gun System. He received further recognition for his contributions to the Large Caliber Executive Council assisting with the Large Caliber direct-fire lethality for the future in 2007. His directly related experience includes the planning, procurement, inspection, licensing, transportation, and receipt of the required ammunition. This approach is consistent with that used by Bulova's Systems Management team on the non-standard weapons for Iraq contract for RDECOM. The development of this team is in direct response to the need for international ammunition and weapons to support our soldiers and our allied forces.

Bulova has the necessary technical skills and systems management experience to achieve the required program objectives. Our personnel have proven ammunition and weapons systems integration, systems engineering capabilities including management, quality assurance systems, production, and technical expertise. Our expertise includes all technical facets of the program with proven performance and "lessons learned" production experience gained from the production of earlier systems ammunition and weapons programs.

Today, Bulova's companies employ less than 100 employees at three main operating facilities. Bulova is a complete Systems Integrator with a full range of expertise including but not limited to: weapons and ammunition brokering, fabrication, safety, surveillance, design and test, procurement, and logistics.

Our Non-standard Weapons Program Team was developed in direct response to the need for international ammunition and weapons to support our soldiers and our allied forces. Bulova's seasoned personnel operate an efficient, quality

program that provides source inspection and the delivery of non-standard ammunition, weapons, and platforms. We believe we can provide low cost, high quality solutions to meet or exceed the needs of the US Government.

**Advantages and Low Risk**

Bulova provides minimum risks, robust processes, quality conscience organizations, and an experienced team for the production and delivery of NSW. The following table provides the Bulova's Team assessment of the NSW DShK, 12.7x108mm Machine Gun Program.

| Criteria | Comment | Customer Risk |
|---|---|---|
| Technical - Adequacy of Response | Bulova demonstrates an exceptional understanding that provides full compliance with the NSW requirements. Bulova's management has a sound experience base that is apparent through the successful production of weapon systems. | Low |
| Feasibility of Approach | Bulova has developed an effective program plan to support the Program. Our approach is feasible and will meet all program requirements with high quality, low risk, and low cost. Our engineers have addressed all milestones. Bulova's Team can provide the NSW requested DShK, 12.7x108mm to the U.S. Army with an early delivery schedule and at the lowest risk. Bulova's commitment to meeting all the deliveries of the SOW are clearly shown. | Low |
| Technical Data | Bulova will provide complete configuration management of the Item TDP including drawing numbers and revision levels. The technical data package will include the following: top level drawings, list of component assemblies, and acceptance test methods with sample size and accept/reject criteria for the final assembly and all key sub-assemblies/components. | Low |
| Supply Plan | Bulova's supplier, Romtehnica, utilizing Uzina Mecanica Cugir as the manufacturer, is a premier manufacturer of weapons in Romania. Romtehnica has more than 35 years' experience in the International defense trade and is currently in production. Romtehnica, Uzina Mecanica Cugir is well known and has been validated by its past production approach. Production tooling, manufacturing processes, and facilities are in place. Romtehnica has production experience on all items. The Program Plan insures Romtehnica properly requests Export Licensing and in country transit in a timely manner. | Low |
| Transportation Plan | Bulova ensures our freight forwarder, Todd Maritime Services, receives Export Licensing and Country Transport Permitting in a timely manner. A detailed timeline clearly identifies the processes and estimated time required to obtain any necessary permits, approvals, and/or clearances to handle the movement/shipment of the ammunition from supplier to final destination. Shipment will be made on a chartered IL-76 and/or AM-12 aircraft, with proper security while being trucked to its destination. | Low |
| Price | Bulova's program approach provides the lowest competitive costs. | Low |
| Ballistic Testing | Cugir, as part of its ISO 9001 quality system, has documented acceptance procedures in place for all of its weapons programs. Acceptance of the DShK weapon is accomplished in accordance with Cugir Acceptance Test Procedure No. 27/03.03.2004, 12.7x108mm Machine Gun with Tripod and Carriage. The PD-NSW Representative is provided a minimum of 60 days notification of Lot Acceptance Testing. | Low |
| Systems Management | Bulova's team has designed, developed, and produced ordnance items for over 35 years. Bulova has demonstrated a strong reputation in U.S. and Foreign military procurements with proven Program Managers and is ISO certified. | Low |

The Bulova team thoroughly understands the program plan that is necessary to meet the US Government's stringent quality and schedule requirements. We are familiar with all the disciplines required to conduct a low risk program plan.

## 2.0 Program Plan

### 2.1 Narrative Discussions

Bulova Technologies Ordnance Systems LLC (Bulova) has delivered an effective program plan for the acquisition of Non Standard Weapons that draws upon the strengths of Bulova's team. This team is familiar with the items being procured having supplied similar items that are currently in production. We have chosen to partner with Romtehnica, utilizing their Uzina Mecanica Cugir division as the manufacturer to supply the requested items under this RFP. Romtehnica provides the best solution for this program. Romtehnica has already successfully produced a significant quantity of the DShK, 12.7x108mm Machine Gun Systems. The required facilities, PCDs, inspection equipment, SPC Plans, and mature robust manufacturing processes are in place.

The Romtehnica CUGIR enterprise, with a tradition over 200 years, represents a guarantee of quality and high technical level products, appreciated both in the country and abroad. By the end of the 18th century, the factory developed the manufacture of iron and steel. In 1941, the CUGIR factory produced the first weapon on Romanian conception, 9mm caliber machine gun, Parabellum, "Orita" type. Today, "SC UZINA MECANICA CUGIR SA" has invested in the modernization of the Manufacturing of Infantry Armament and Ammunition, through Assimilation of NATO Products. From the technical perspective, Romtehnica has the most modern technology for brass cartridge case and non-corrosive ammunition (specific to NATO). Today, military production consists of following groups of products: military equipment, ammunition, BOXER and BERDAN primers, belts for small and medium calibers, and magazines.

Bulova is confident the stated schedule can be achieved with the implementation of actions to reduce critical path lead times.

**FIGURE 2.1-1 Bulova's W15QKN-11-T-8336 DShK, 12.7x108mm Machine Gun NSW Supply Team**


CUGIR
ROMANIA
Bucharest
BULGARIA
Sofia

**2. 2 Integrated Master Plan**

We are confident our extensive systems management experience will result in a low risk, successful program performance. Bulova has developed an effective Integrated Master Plan (IMP) for the purchase and delivery of the nonstandard weapons that draws upon the strengths of our team and proven past performance. The IMP defines a logical program approach that mitigates program risk and provides verification of the technical requirements, compliance to technical requirements, serviceability, weapon interface, and interoperability. The delivery schedule will be estimated in days after receipt of the fully executed EUC. The IMP identifies Bulova's systematic approach to managing the nonstandard weapons based on our NSW Program knowledge and Systems Prime Integration Management lessons learned experiences. The IMP details the necessary administrative, quality, engineering, supplier, production, and acceptance test relationships, in a logical program order, which are required to successfully complete the purchase and delivery of nonstandard weapons. Our IMS addresses the tasks, timelines, and milestones including the Critical Path and program risks for deliverables.

Bulova uses Microsoft Project as the tool to systematically establish and manage master program schedules. The purchase and delivery of DShK, 12.7x108mm Machine Gun Systems presented in **FIGURE 2.2-1**.

Bulova recognizes the input and formatting of information contained within the IMP provides the monitoring and tracking outputs necessary to present, comprehend, and manage program risk. In addition to the IMP information provided by the Program Management, supply chain management (procurement and/or subcontract management), engineering, and quality and as required, DShK, 12.7x108mm Machine Gun Systems Program IPT resources, is used to update program risk and track progress toward risk mitigation.

At Blanket Purchase Order Agreement award, the IMP is updated with current program schedule information. Information

from the plan is imported into our ERP system to drive the procurement and subcontract management activities associated with production deliverables. Bulova will also use the ERP system to track contractually the required end item nonstandard weapons. The updated IMP is base-lined as the primary program planning and progress toward completion tracking tool. The Program Director uses the IMS to monitor program tasks, progress towards completion, and to report program progress to the PM-NSW Program Office.

### 2.3 Organization Structure/Personnel

#### 2.3.1 Organization Structure for the Purposes of Accomplishing the Contract SOW

Bulova will provide overall Systems and Quality Management responsibility for the DShK, 12.7x108mm Machine Gun Systems program in order to fully minimize risk to the US Army. The NSW Organizational Structure is shown in **FIGURE 2.3.1-1**. The structure defines the relationship of the Program Director to Bulova Senior Management, and to the DShK, 12.7x108mm Machine Gun Systems program Team. The Team, led by our Director of Systems Programs, is structured to provide the necessary resources to support the program through pending procurement actions. The relationship of the Program Director with management and the Program team is key to successful internal and external communication flow. All key team members have demonstrated their abilities to work together with the US Government IPTs. This is an important advantage over start-up teams by also providing the continuous DShK, 12.7x108mm Machine Gun Systems program with knowledge and experience.

**FIGURE 2.2-1 Non Standard Weapons Integrated Master Plan (Sheet 1of 2)**

| ID | | Task Name |
|---|---|---|
| 1 | | Purchase and Delivery of Non Standard DShK, 12.7x108mm Machine Gun System - RFQ W15QKN-11-T-8336 |
| 2 | ✓ | Registration & Licenses |
| 3 | ✓ | Registered with the Directorate of Defense Trade Controls (Registration Number K-1440) (7/01/10) |
| 4 | ✓ | Pre-brokering request to DDTC (01/18/11) |
| 5 | ✓ | Pre-brokering Update request to DDTC (02/08/2011) |
| 6 | ✓ | Develop Program Plan |
| 7 | ✓ | RFP Release (08/02/2011) |
| 8 | ✓ | Confirm Supply Base, monthly production quantity/capacity for survey items from data base |
| 9 | ✓ | Initial Performance Plan |
| 10 | ✓ | NSW DShK, 12.7x108mm Machine Gun Program Integrated Master Plan |
| 11 | ✓ | Implement Organization Performance Plan |
| 12 | ✓ | Implement Management Performance Plan |
| 13 | ✓ | DOD 5000 Risk Mitigation Management Guide |
| 14 | ✓ | Establish Program Objectives |
| 15 | ✓ | Organize and Staff Objectives (Update as Required) |
| 16 | ✓ | Program Objectives Due Date |
| 17 | ✓ | NSW DShK, 12.7x108mm Machine Gun Program System (Complete/Update as Required) |
| 18 | ✓ | Program Management System (Complete/Update as Required) |
| 19 | ✓ | Cost Schedule Control System (Complete/Update as Required) |
| 20 | ✓ | Data Management (Complete/Update as Required) |
| 21 | ✓ | Configuration Management Plan (Complete/Update as Required) |
| 22 | ✓ | Quality Management System (Complete/Update as Required) |
| 23 | ✓ | Production Management System (Complete/Update as Required) |
| 24 | ✓ | Security System/System Safety Program (Complete/Update as Required) |
| 25 | ✓ | Environmental Management System (Complete/Update as Required) |
| 26 | ✓ | Subcontract Management System (Complete/Update as Required) |
| 27 | ✓ | Performance Management Criteria (Complete/Update as Required) |
| 28 | ✓ | Perfomance Management Criteria (Complete/Update as Required) |
| 29 | ✓ | Continuous Improvement Initiatives |
| 30 | ✓ | Subcontractor Criteria |
| 31 | ✓ | Advance Preparation for Formal BPA for 220-290 DShK Systems |
| 32 | ✓ | Complete Candidate Supplier's RFPs and Solicit Vendor Base for NSW 220-290 DShK Systems |
| 33 | ✓ | Select Tri-Gas and Oil Trade S.A./Romtehnica as Vendor Source |
| 34 | ✓ | Finalize Shipping Requirements with Todd Maritime Services, LLC |
| 35 | ✓ | Finalize Tri-Gas and Oil Trade S.A./Arsenal JSCo Subcontract |
| 36 | ✓ | Finalize Specification for DShK System |
| 37 | ✓ | Schedule of all modes of transportation from origin to final destination |
| 38 | ✓ | Identify freight forwarder companies to be used |
| 39 | ✓ | Provide all the processes and timelines to obtain any necessary permits, approvals, and/or clearances required for movement/shipment of the ammunition from supplier to final destination |
| 40 | ✓ | Finalize Tri-Gas and Oil Trade S.A./Arsenal JSCo Draft Subcontracts |
| 41 | ✓ | Submit Proposal To PCO (08/15/11) |
| 42 | | Bulova Provide Draft EUC Language to USG |
| 43 | | Receive Blanket Purchase Order for 220 to 290 DShK Systems (Est. 09/16/11) |
| 44 | | USG provides quantity, Deliver Schedule and End User Information 1 day |
| 45 | | Submit Bulova's Export and Transportation Plan (Due 7 days after contract award) |
| 46 | | Bulova Provide EUC Language Updates to USG (As Required within 10 days of award) |
| 47 | | Bulova Issue Supplier Subcontract |
| 48 | | Kickoff Meeting at USG |
| 49 | | Generate Minutes |
| 50 | | Complete Action Items and Provide Status to USG |


Qtr 4, 2010
Oct
Nov
Dec
Qtr 1, 2011
Jan
Feb
Mar
Qtr 2, 2011
Apr
May
Jun
Qtr 3, 2011
Jul
Aug
Sep
Qtr 4, 2011
Oct
Nov
Dec
Qtr 1, 2012
Jan
Feb
Mar
Qtr 2, 2012
Apr
May
9/16
CRITICAL PATH

Project: T-8336 IMS_c
Date: Mon 8/15/11
Scott Bryer

Task | Split | Progress | Milestone ◆ | Summary | Project Summary | External Tasks | External Milestone ◇ | Deadline ⇩

Page 1 of 2

Bulova Proprietary

**FIGURE 2.2-1 Non Standard Weapons Integrated Master Plan (Sheet 2 of 2)**

| ID | Task Name |
|---|---|
| 51 | Bulova Issue Supplier Subcontract (09/27/11) |
| 52 | Tri-Gas and Oil Trade S.A./Arsenal JSCo Kick-off Meeting |
| 53 | Bulova Provide 30% Down Payment and notice of obtaining EUC |
| 54 | Complete Technical Data Package for all items |
| 55 | Test methods with sample size and accept/reject criteria |
| 56 | Confirm Schedules and Work to Increase Schedule Float |
| 57 | Design Review and Evaluation of Test Methods |
| 58 | Evaluate Inspection Methods |
| 59 | Gaging |
| 60 | Identify tests to be performed to include Proof House data certifying that the weapon was manufactured to safely and reliably fire live ammunition |
| 61 | Review Manufacturer's Quality Acceptance Plan 3 days |
| 62 | Finalize Product Technical Data 3 days |
| 63 | Root Cause and Corrective Action Systems Analysis |
| 64 | Generate Memorandum of Understanding for Incorporation into Subcontract |
| 65 | Submit Manufacturer's Quality Acceptance Plan (Due 30 days after contract award) |
| 66 | Fabrication Cycle DShK System (Romtehnica will start Production before receiving EUC - 50/MONTH) |
| 67 | Fabrication Cycle Spare Barrels (Romtehnica will start Production before receiving EUC |
| 68 | Monitor Production |
| 69 | Notify USG of Ballistic Acceptance Testing (60 days prior to actual test) |
| 70 | Request packaging approval (at least 30 days prior to shipping) |
| 71 | Receive packaging Approval |
| 72 | Obtain Signed EUC and Forward to Supplier |
| 73 | Bulova Source Inspection (14 days before each scheduled item Acceptance) |
| 74 | Subcontractor Request Export Licensing and In Country Transit Permitting (45 day approval) |
| 75 | USG and Bulova Quality Engineer witness Ballistic Acceptance Test (Each Lot Deliver) |
| 76 | Review In Process Inspection Records, C of C/Final Acceptance Records |
| 77 | Presentation of Lot History File for Customer Approval (Signed IICS) 1 day |
| 78 | Receive Customer Concurrence and Final Acceptance |
| 79 | Subcontractors Receive Export Licensing and Country Transport Permitting (2-weeks |
| 80 | Insure Todd Maritime Services books the next available charter flight |
| 81 | Todd Maritime Services coordinates air freight to Kabul, Afghanistan |
| 82 | Bulova Provide 70% Final Payment for Shipment from Romania |
| 83 | Delivery 220 ea. Quantity |
| 84 | Transport by Surface to Otopeni 1 day Mon 3/5/12 (79 days after EUC) (05 MAR12) |
| 85 | Transport by truck/air/truck (220 Delivered to designation is planned 81 days after EUC) (07MAR12) |
| 86 | Timely inspections at destination, Afghan National Army Ammunition Depot (22 Bunkers) |
| 87 | Submit signed DD250 into WAWF system |
| 88 | End User Confirms Delivery and Provides COD (14 days after deliver) |
| 89 | Delivery 290 ea. Quantity |
| 90 | Transport First Lot 186 ea. by Surface to Otopeni 1 day (61 days after EUC) (14 FEB 12) |
| 91 | Transport First Lot by truck/air/truck (186 Delivered to designation is planned 62 days after EUC) |
| 92 | Timely inspections at destination, Afghan National Army Ammunition Depot (22 Bunkers) |
| 93 | Submit signed DD250 into WAWF system |
| 94 | End User Confirms Delivery and Provides COD (14 days after deliver) |
| 95 | Transport Second Lot 104 ea. by Surface to Otopeni 1 day (120 days after EUC) (16 APR 12) |
| 96 | Transport Second Lot 104 ea. by truck/air/truck (186 Delivered to designation is planned 62 days after EUC) |
| 97 | Timely inspections Second Lot at destination, Afghan National Army Ammunition Depot (22 Bunkers) |
| 98 | Submit signed DD250 into WAWF system |
| 99 | End User Confirms Delivery and Provides COD (14 days after deliver) |


Qtr 4, 2010
Oct
Nov
Dec
Qtr 1, 2011
Jan
Feb
Mar
Qtr 2, 2011
Apr
May
Jun
Qtr 3, 2011
Jul
Aug
Sep
Qtr 4, 2011
Oct
Nov
Dec
Qtr 1, 2012
Jan
Feb
Mar
Qtr 2, 2012
Apr
May
- 220 DShK will take 132 days
- 290 DShK will take 174 days
- 220 Spare Barrels will take 66 days
- 290 Spare Barrels will take 87 days
CRITICAL PATH
12/16
2/16
CRITICAL PATH

Project: T-8336 IMS_c
Date: Mon 8/15/11
Scott Bryer

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| Task | | Progress | | Summary | | External Tasks | |
| Split | | Milestone | ◆ | Project Summary | | External Milestone ◆ | |
| | | | | | | Deadline | ⇩ |

FIGURE 2.3.1-1 Organizational Structure


BULOVA TECHNOLOGIES GROUP, INC.
FOREIGN AND NON-STANDARD WEAPONS
INTEGRATED PRODUCT TEAM
BULOVA TECHNOLOGIES GROUP, INC.
President Ordnance Systems Division J. Gwynn
Director Systems Programs G.M. Miller
Program Advisor/Systems Technical Consultant Guziewicz Associates D. Guziewicz
Vice-President Quality W. Mitrik
EUROPE OPERATIONS Frankfurt, Germany President - F. Taylor
CFO S. Rachor
Tri Gas & Oil Trade S.A. Geneva, Switzerland • CEO - G. Canadi • Technical Director - M. Kaljevic
C.N. Romtehnica S.A. Bucharest, Romania Sales Manager – L Nedelciu
Vice President Finance F. W. Barker, Jr.
Engineering Manager Systems Programs S. Bryer
Environmental Engineer W. Hall
Facilities Safety/Logistics T. Skinner
Test Engineer F. Brody
Manager Logistics and Licensing G. Weimer
Freight Forwarder Todd Maritime Services, Int'L R. Todd, President
Proj. Mgr. Procurement/ Master Scheduler S.J. Allen
Quality Assurance Mgr. P. Wernig
Contracts Acct. Mgr. M. Bowen
Sr. Quality Systems Engineer J. Edwards
Configuration/Data Mgr. V. Jacobs
Technical Data Specialist E. Miller
Quality Assurance Supv./ SPC Quality Analyst P. Hamilton
ISO Cert./Coordination P. Manchester NQA
Quality Services Sup. P. Manchester
Source Inspection Services Caravan Logistics Sofia, Bulgaria L. Kay, President

## 2.3.2 Key Personnel and Professional Experience

| TABLE 2.3.2-1 Key Personnel and Professional Experience | |
|---|---|
| **John Gwynn**<br>President<br>Bulova Technologies Ordnance Systems LLC | Mr. Gwynn "John" has nearly 40 years of Department of Defense experience including several years serving our armed forces as a Naval Officer in the 1970's. John received a Bachelor of Science degree in Electrical Engineering from the University of Michigan. He has been instrumental in managing the delivery of fuzes to the US Government with such companies as Motorola and Bulova Technologies. Since 1975, John has successfully organized technical program activities in both the defense and commercial marketplaces. He has managed businesses, programs, Program Directors, quality assurance personnel, engineers, production employees, marketing personnel, accounting personnel, human resources personnel, and administrative staff members. |
| **Gary M. Miller**<br>Director<br>Systems Programs/<br>Program Advisor | Mr. Miller is the executive manager responsible for major production groups providing products to DOD and system prime customers. His 35+ years of defense industry experience in the management of successful manufacturing, assembly, and inspection and test operations spans careers in L-3 Communications, Olin Ordnance, General Defense, Aerojet Ordnance, and Chamberlain Manufacturing. He joined Bulova in 2009. He is responsible and accountable for the efficient organization and management of all operational disciplines. He earned a Bachelor of Technology-Industrial Technology, University of Northern Iowa and a graduate of Engineering and Management Program Executive Training University of California. His extensive background and experience includes the management and participation in co-production and technology transfers both domestically and internationally. Mr. Miller was the Director of Systems Programs at L-3 Communications leading the new 120mm Multi-Purpose High Explosive Data Link cartridge program integration into the Abrams M1A1 tank system for the US Marine Corps. Most recently, he led the successful transition of the NDI 105mm ammunition for the Stryker MGS Systems. L-3 produced ammunition is now in service with the US Army in Iraq and Afghanistan. Prior to that, he led the 120mm Second Source Tank Ammunition Program, 120mm and 105mm KE Projectile development, and production. His directly related experience includes the management of Internationally produced and delivered ammunition. Gary also co-authored patents in KE ammunition used by the US Army and other nations. |
| **William Mitrik**<br>Vice President<br>Quality Assurance | Mr. Mitrik "Bill" has more than 30 years of Quality Management Systems experience. For nearly 20 years, Bill was Quality Director at General Dynamics Ordnance and Tactical Systems Division. He was responsible for all product quality for both domestic and international programs. Bill had quality responsibility for all day-to-day quality assurance elements including: environmental, safety, reliability, ballistic testing, Statistical Process Control (SPC), engineering services (CM/DM & TDPM), and Acceptance Inspection Equipment (AIE) requirements. Prior to joining General Dynamics, Bill was responsible for Management of all processes related to Quality in support of production of the Bradley Fighting Vehicle program. Bill received a Bachelor of Science degree in Industrial Management from Purdue University and is a certified six sigma champion and green belt. |
| **Canadi Gordana**<br>CEO<br>Tri Gas & Oil Trade, S.A. | Gordana Canadi has over 20 years of experience in the International Import/Export Business in defense equipment and government contracts as well as general trade. Gordana has previously held the position of Coordinator of Imports/Exports of electronic components of Elektroska Industrija in Belgrade, Serbia. Gordana also served as deputy General Director and Assistant to the General Director in charge for all financial matters and coordination of all major projects of Yugoimport-SDPR, Belgrade, Serbia. In her capacities, Ms. Canadi gained valuable experience dealing with various international governments, financial institutions, and companies. Gordana currently holds the position of Chief Operating Officer for Bulova Technologies Group "Europe". She holds degrees in International Trade, Business, and Finance. |
| **Kaljevic Milutin**<br>Technical Director<br>Tri Gas & Oil Trade, S.A. | Milutin Kaljevic has over 30 years of hands on working experience in the manufacturing of military munitions and equipment. As such, he has held positions within Krusik Holding Corporation (Krusik), a Military Production Facility in Valjevo, Serbia, such as: Technologist, Chief, and Technical Director of the Pyrotechnical Plant; Technical Manager, Production Manager, and Manager of the Krusik Military Factory. In addition, Kaljevic served as the President of the Managing Board of Krusik Holding Corporation. As his career developed, Kaljevic honed his skills in developing and implementing difficult projects of military technics as well as in the successful negotiation and realization of military contracts of significant value. Kaljevic holds a degree in Mechanical Engineering, Ballistics, from Belgrade University. |

| | |
|---|---|
| **Gregory J. Weimer**<br>Manager Logistics and Trade Compliance - Consultant | Mr. Weimer "Greg" has more than 26 years of international and domestic logistics and licensing experience which spans careers as Manager Trade Compliance at Tyco Electronics Corporation, and Manager of Logistics and Licensing at L-3 Communications. Greg has responsibility for compliance of Government regulations regarding ITAR, ATF, DOD, and CFR 49. Responsible for Department of State approval, implementation, and compliance of all International Licensing Agreements, and Technical Assistance Agreements. Certified in the Transportation of Hazardous Materials specializing in the international transport of 1.1, and 1.4 Explosives, developed Hazardous Materials training program and trained personnel in the compliance to ensure US Department of Transportation compliance. Greg received a Bachelor of Science degree in Industrial Management from York College of Pennsylvania. Greg has certificates from numerous Hazardous Packaging, Transportation, Compliance and Export/Import Seminars and Workshops. |
| **Don Guziewicz**<br>Technical/Business Development --Consultant (Guziewicz Associate) | Mr. Guziewicz "Don" has more than 35+ years of Department of Defense experience at increasing levels of responsibility. Don received a Bachelor of Science in Mechanical Engineering from The Pennsylvania State University and a Master of Science in Engineering Management from Florida Institute of Technology (Florida Tech). His duties at Picatinny Arsenal included Configuration Management Engineer, Quality Systems Engineer, Item Manager for 120mm Training Ammunition, Team Leader for Production, Team Leader for KE Development, Division Chief, and Chief Engineer. Don acted as the focal point for all PM-MAS International and was the US Head of Delegation for the 120mm Joint Configuration Board. Additionally, he led the Government's efforts to focus implementation of STANAGs to replace ITOP procedures. |
| **Patricia Wernig**<br>Quality Manager | Ms. Wernig "Pat" is a Quality Assurance and systems professional with 20 years' experience in the medium to large manufacturing sector. She has experience in obtaining and maintaining ISO certifications, leading and mentoring Quality and Systems Engineering personnel, improving products and services, and reducing costs through the use of Lean Six Sigma (LSS) techniques. Her experience includes a range of quality positions including ten years as a quality manager at General Dynamics Red Lion facility supporting the volume manufacturer of a variety of tank and artillery projectiles with responsibilities in the area of gage design and calibration, statistical process control, formulation of quality assurance plans and process control/continuous improvement plan. She advanced to General Dynamics systems group where she was Senior Manager for Continuous Improvement. There she lead a group responsible for LSS projects, procedures in support of CMMI certification, failure and effects analysis (FEMA), project management plans for continuous improvement at major supplier facilities, and Critical and Safety Defect Management. She is a Master Black Belt and ASQ certified Six Sigma Black Belt. |
| **Scott Bryer**<br>Manager Systems Engineering | Mr. Bryer "Scott" is a manager in systems engineering for major production groups providing products to DOD and system prime customers. Scott has 20+ years of engineering experience and 10 years of experience in key engineering roles involved in enhancing conventional munitions, missiles and bombs. He is the Engineering Manager responsible for directing all aspects of the multi-disciplined engineering team to meet objectives of program cost, quality, delivery and performance. Scott has an MBA from Liberty University & a BSM from Southern Wesleyan University. With over ten year of automotive engineering, Scott first entered into government work as a Project Manager in the disposal of chemical weapons for a private company in 2001. He joined L-3 in 2005 as a Senior Systems Engineer. He was part of the team that led the successful transition of the NDI 105mm ammunition for the Stryker MGS Systems. His directly related experience was demonstrated in the control of critical defects in production, forging, CNC machining and meeting critical schedule milestones both stateside and abroad. More recently, Scott set up production lines for the Bradley, Hercules, and more importantly the MRAP vehicle while working at BAE. |
| **Patricia Hamilton**<br>Quality Assurance Supervisor<br>SPC Quality Analyst | Ms. Hamilton "Patricia" has over 25 years' experience in the quality assurance and administration fields. She has been with Bulova Technologies Ordnance Systems since 2007 and has been responsible for overseeing the technicians in testing, calibration, gaging, receiving, and material review. Prior to coming to Bulova, Patricia has held Level II certifications in penetrate inspection, radiographic inspection, and Level I certification in Eddy Current. She attended South Georgia College and several continuous education classes in Train the Trainer and Management. |
| **Virginia Jacobs**<br>Configuration/Data Manager | Ms. Jacobs "Virginia" has over 12 years of experience in the quality assurance and administration fields. Virginia joined Bulova Technologies Ordnance Systems (formerly Lance Ordnance) in 1996. She has been responsible for management of the configuration of such items as the M115, M117, M118, M119 Simulators, M918 Capsule Assembly, M21 Simulator, SM875A/ALE Flare Simulator and the M60/M81 Igniter. Virginia has more than seven years of direct experience in |

| | |
|---|---|
| | Quality Assurance serving as a receiving inspector and calibration technician. Virginia is a certified SPC coordinator and has been an integral part of our Quality Policy Plan and the resultant implementation. |
| **Thomas Skinner**<br>Facilities<br>Safety/Security/Logistics | Mr. Skinner, "Skinner", has been an employee of Bulova Technologies Ordnance Systems (formerly Lance Ordnance) since 1996 physically residing on the facility and has occupied a collateral security responsibility during this period. During his tenure with the company, Skinner has been directly affiliated with a myriad of operational responsibilities including hazardous packaging coordination, material control and distribution, physical facility security, security categorized shipment coordinator through DTTS, process development and maintenance as well as destructive product testing. Skinner has worked in a warehousing and maintenance capacity at a Public Distribution Center in excess of 6 years prior to his employment at Bulova. Skinner is a licensed fork truck operator and a certified hazardous material packaging specialist and supports Bulova in a supplemental safety capacity. The versatility and experience of Mr. Skinner makes him an integral part of the Bulova team. |
| **Sandra J. Allen**<br>Project Manager<br>Procurement/Master Scheduler | Ms. Allen "Sandra" is the material, operations, and special projects manager responsible for maintaining all aspects of Supply Chain for the Ordnance Systems Division. She has over 30 years of experience in commercial, medical, and military materials and supplier management, including global operations for outsourced suppliers. Her key strengths include inventory control management, contract negotiations, supply chain development and management, procedure and policy development, and MRP and planning analysis. She is responsible for maintaining an established supply base for just-in-time deliveries for multi-contract requirements and developing new and/or alternate supply sources for production critical items and new contract implementation. Her program objectives include: cost maintenance and development, delivery, supply chain development, quality/supplier liaison, and inventory control. |
| **Elizabeth Miller**<br>Technical Data Specialist | Ms. Miller "Elizabeth" is responsible for the assembly of the documentation required to comply with the pending Blanket Purchase Order Agreements. Elizabeth received a B.S. in Public Policy and Administration and an M.A.in American Government and International Politics from Regent University. Elizabeth recently contributed to the Purple Eclipse Exercise for the Joint and Combined Warfighting School (JCWS) at the Joint Forces Staff College. In addition, she assisted in the design and construction of Purple Solace Exercise, a counterfactual humanitarian crisis in which the US military works to coordinate its efforts with various coalition partners, US agencies, the United Nations, and non-governmental organizations, for the JCWS. |
| **Philip Stephen Manchester**<br>Quality Services Supervisor | Mr. Manchester "Steve" has 20+ years of quality assurance management experience with large domestic defense contractors specializing in the metal working/fabrication, assembly, electronics and chemical manufacturing industries. He has experience in verification of internal and supplier product test requirements, developed supplier's SOW and flow-down requirements, managed Critical Characteristics and "Escape Risks", developed internal policies and procedures to maintain compliance with ISO 9001 and ISO 14001 requirements. |
| **Frank Brody**<br>Test Engineer (Consultant) | Mr. Brody "Frank" is a recognized authority in the design, development, and production of advanced artillery, mortar, and rocket munitions. During a career spanning more than four decades, he was involved in all aspects of advanced artillery munitions acquisition. Mr. Brody's served as an ARDEC Technical Specialist (Factor IV) where his primary expertise involved design development and production of rocket assisted projectiles, typically of which include the 105mm M548, 155mm M549A1, and 155mm M785 projectiles. He was the development Team Leader for the 155mm M864 ER DPICM Base Burning projectile and he initiated the 155 mm XM982 RA/BB (Government Design) for which he holds a government patent. Prior to retirement, Mr. Brody was responsible for initiation of the 120mm XM984 ER DPICM rocket assisted Mortar Cartridge development effort. In recognition of his notable contributions towards the successful development of extended range munitions, Mr. Brody received the 1998 NDIA pioneer Award. |

## 2.4 Knowledge of the Approvals and Licenses Required to Purchase and Transport Weapons

### 2.4.1 Defense Trade Control Compliance and Supply Chain Management Overview

Bulova is familiar with the DShK, 12.7x108mm Machine Gun factory and capabilities of Romtehnica. Tri-Gas and Oil Trade S.A. (Tri-Gas), Geneva, Switzerland, is licensed by the Government of Switzerland to broker in "War Materiels". We first became involved with Tri-Gas while partnering in an effort with NAMSA to remanufacture old stockpiles of mortars for NATO countries. They also have represented Krusik in mortar munitions production and are very acquainted with Romtehnica personnel, production capacities, and processes. The Bulova employees performing this effort are very knowledgeable. We have utilized the following process, also shown in **FIGURE 2.4.1-1**.

Below is a listing of some of the key parameters that Bulova will use to manage throughout the course of the DShK 12.7x108mm gun program. We also advise the supplier in the area of critical safety characteristics of features that can affect the safety during transportation, storage, and usage. These philosophies are not new to Romtehnica, but the methodologies differ, so it is our objective to make sure that the end result is a product that meets all design form, fit, and functional requirements:

- Requirements Review
- Preparation of Candidate Supplier List
- Pre-brokering request (DDTC)
- Pre-brokering approval (DDTC)
- Preparation of Candidate Supplier RFP's
  - Establish General Specification for NSW Flow Down Requirements
  - Schedule
  - Process Control Documentation
  - Inspection Plan (form/fit/function)
  - Gage Design/Methods/Calibration System
  - Statistical Process Control
  - Control of Non-conforming material
  - Packaging
  - Marking
  - Shipping
- Issuance of RFP's to Suppliers
- Supplier Proposal Review
- Pre-Award Meetings
- Supplier Source Selection
- Blanket Purchase Order Agreement Award
- Customer Post Award
- Supplier Post Award
- Issuance of Supplier Purchase Orders
- Monitor Production
- Source Inspection
- Presentation of Material for Customer Inspection (Including IICS)
- Export Licensing and in Country Transit Permitting
- Transport by Sea/Air/Rail
- Importing
- Final Delivery to Customer

**FIGURE 2.4.1-1 Bulova's Source Selection is a Documented Procedure that Minimizes Program Risk, Yielding Best Value Solutions**


Submit list of Potential suppliers To State Department
IAW Solicitation
Prepare Quantity and Delivery
Prepare Quality Provisions
Prepare Contractual Requirements
Send RFP's to Potential Suppliers
Suppliers Respond
Pricing
Schedule/ Capacity/ Commitment
Contractual Exceptions
Exceptions Accepted or Resolved?
No
Yes
Eliminate Supplier from Consideration
Historical Quality And Delivery Performance Acceptable?
No
Yes
Pricing, Schedule, Capacity analyzed. Best Value Supply Plan chosen.

**2.4.2 Readiness for Brokering**

Bulova is required by law to be a DDTC registered broker and has submitted a request for pre-brokering in support of the solicitation and received State Department approval. Bulova is registered as a broker under registration number K-1440. The pre-brokering request included the name and address of the candidate weapon manufacturer or supplier and end user, and the items being considered for procurement under the case. The DDTC role is to control the proliferation of defense articles, but also to control the movement of funding so that sanctioned companies or countries are not the recipient of funds that might be counterproductive. Therefore, prior to entering into an agreement with any candidate supplier, Bulova requested and received approval from the US Department of State for each supplier that the offeror wishes to use for their solution. We have included our DDTC approval in **FIGURE 2.4.2-1.**

FIGURE 2.4.2-1 DDTC Approval Letter

**United States Department of State**

*Bureau of Political-Military Affairs*
*Directorate of Defense Trade Controls*

*Washington, D.C. 20522-0112*

In Reply Refer to
DTC Case **BA L028-11B**

JUN 24 2011

Mr. William A. Mitrik, Jr.
Bulova Technologies Ordnance Systems, LLC
19337 US 19 North, Suite 525
Clearwater, FL 33762

YOUR LETTER DATED: May 6, 2011
SUBJECT: Prior Approval of Brokering Activity Related to 22 CFR 129.7
COMMODITY: Category I Firearms

Dear Mr. Mitrik:

The Department of State has reviewed your request for prior approval to engage in brokering activities in order to solicit producers and exporters from Eastern Europe (Attachment 1) for non-standard weapons (Attachment 2), to support US allied forces in OCONUS locations. This Amendment seeks to add suppliers identified in bold on Attachment 1. Weapons are identified in attachment 2.

The Department of State approves your request.

This brokering approval is not an authorization to export any defense articles, defense services or technical data as designated in 22 CFR Part 121, which requires separate approval if applicable.

If you have any questions, please contact Mr. Robert Warren at 202-663-2996 or warrenrs2@state.gov.

Sincerely yours,

Robert Warren
for Kevin Maloney
Director,
Office of Defense Trade Controls Licensing

Attachment 1 & 2
As Stated

Page 1 of 1

FIGURE 2.4.2-1 DDTC Approval Letter (Continued)

19337 US 19 North, Suite 525
Clearwater, FL 33764
727-536-6666 (Office)
727-536-6665 (Facsimile)
www.bulovatechgroup.com

BULOVA®

## Attachment 1

| Subcontractor | Country | Address |
|---|---|---|
| Arcus Co. | Bulgaria | P.O. Box 6<br>219 Vassil Levski Str.<br>5140 Lyaskovets, Bulgaria |
| Arsenal 2000 JSCo. | Bulgaria | 100 Rozova Dolina Str.<br>6100 Kazanlak, Bulgaria |
| Bumar Sp. z.o.o. | Poland | Al. Jana Pawla II no 11<br>00-828 Warszawa, Poland |
| Fabrique Nationale | USA | 797 Old Clemson Road<br>Columbia, SC |
| Heckler & Koch | USA | 19980 Highland Vista Dr, Suite 190<br>Ashburn, VA 20147 |
| MKEK Turkey | Turkey | A.O.C Guvercinlik Yolu<br>06582 Gazi- ANKARA-TURKIYE |
| RomArm National Company | Romania | 6B Timisoara Blvd, Sector 6<br>Bucharest, Romania |
| Yugoimport | Serbia | 11150 N. Geograd,<br>Bulevar Umetnosti 2 |
| Zastava | Serbia | 4 Kosovska,<br>34000 Kragujevac, Serbia |
| "Rosoboronexport" State Corporation | Russia | 27, Stromynka Street,<br>Moscow, 107076,<br>Russian Federation |
| Izhmash OJSC | Russia | 3, Derjabin Pr., Izhevsk<br>Udmurt Republic, 426006, Russia |
| V.A. Degtyarev Plant | Russia | 4 Truda st.<br>Kovrov 601900<br>Vladimir region, Russia |
| SAAB | Sweden | P.O Box 703 63, SE-107 24 Stockholm, Sweden<br>Visiting address: Kungsbron 1, Stockholm, Sweden |
| Tri Gas & Oil Trade S.A. | Switzerland | 9, Rue Massot,<br>1206 Genova,<br>Switzerland |
| PPT- Namenska | Serbia | Cara Dušana 101,<br>37240 Trstenik,<br>Serbia |

BA
PART OF LICENSE NO. L028-11B
SEAL ISSUED JUN 24 2011

6

FIGURE 2.4.2-1 DDTC Approval Letter (Continued)

**Attachment 2**

Page 1 of 2

BA
PART OF LICENSE NO. L028-11B
SEAL ISSUED JUN 24 2011

| Supplier / WEAPON | QTY RANGE | Arcus | Arsenal | Bumar | Fabrique Nationale FAL | Heckler and Koch | MKEK | Rheinmetall | RosArm | Yugoimport | Zastava | Izhmash OJSC | V.A Degtyarev | SAAB | Tri Gas & Oil Trade S.A. | PPT - Namenska |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| AK-47 and AKM Variants (*Avtomat Kalashnikova 1947*) | 400 to 44,000 | | X | | | | | | X | X | X | | | | X | |
| AK-74 Variants (*Avtomat Kalashnikova 1974*) | 100 to 10,000 | | X | | | X | | | | | X | | | | X | |
| PK Machine Gun Variants (*PK/PKS/ PKM/PKMS*) | 75 to 10,000 | | X | X | | | | | | X | X | | | | X | |
| Submachine Guns | 75 to 3,000 | | X | X | | X | X | | X | X | X | | | | X | |
| Heckler and Koch G-3 (*Gewehr 3 – Rifle*) | 100 to 3,000 | | | | | X | X | X | | | | | | | X | |
| FN FAL (*Fabrique Nationale Fusil Automatique Leger*) | 75 to 3,000 | | | | X | | | | | | | | | | X | |
| MGL (*Multiple Grenade Launcher*) | 40 to 3,000 | | X | | | | | | | X | | | | | X | |
| MG3 (*Machinengewehr 3*) | 40 to 2,000 | | | | | | X | X | | | | | | | X | |
| RPK (*Ruchnoi Pulemet Kalashnikova*) | 40 to 4,000 | | | | | X | | | X | X | | | | | X | |
| DShK (*Degtyarev-Shpagin, large caliber*) | 40 to 10,000 | | | | | | | | X | | | | | | X | |
| Dragunov SVD (*Snaiperskaya Vintovka Dragunova, or Dragunov Sniper Rifle*) | 40 to 2,000 | | | | | | | | | | | | | | X | |
| 82mm Mortar System | 40 to 500 | X | X | | | | | | X | X | | | | | X | X |
| 9mm Pistols (e.g. Glock 19, Walther PP/PPK (*Polizei Pistole and Polizei Pistole Kurz*), CZ-52 Tokarev Pistol Makarov PM (*Type 59 and other versions*)) | 40 to 27,000 | X | X | X | | X | | | X | X | | | | | X | |
| RPG (*Ruchnoy Protivotankovy Granatomet*, Commonly Referred to as Rocket Propelled Grenade) Launchers: RPG-7 | 40 to 4,000 | | | | | | | | | X | | | | | X | |
| NSV Machine Gun | 40 to 3,000 | | | X | | | | | | | | | | | X | |
| SPG-9 Recoilless Gun | 40 to 3,000 | | | | | | | | | | | | | | X | |
| Yak-B 12.7mm Machine Gun | 40 to 2,000 | | | | | | | | X | | | | | | X | |
| Shotguns | 40 to 1,000 | | | | | | | | | X | | | | | X | |
| AK107 – caliber 5.45x39 | 5 | | X | | | | | | X | | | | | | X | |

6

FIGURE 2.4.2-1 DDTC Approval Letter (cont.)

**Attachment 2**

Page 2 of 2

| WEAPON | QTY RANGE | Arcus | Arsenal | Bumar | Fabrique Nationale FAL | Heckler and Koch | MKEK | Rheinmetall | RosArm | Yugoimport | Zastava | Izhmash OJSC | V.A Degtyarev | SAAB | Tri Gas & Oil Trade S.A. | PPT - Namenska |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| AN94 – caliber 5.45x39 | 5 | | | | | | | | | | | X | | | X | |
| G36 – caliber 5.56x45 | 5 | | X | | | | | | X | | | | | | X | |
| Minimi – caliber 5.56x45 | 5 | | X | | | | | | X | | | | | | X | |
| AK108 – caliber 5.56x45 | 5 | | X | | | | | | X | | | | | | X | |
| AK-103 – caliber 7.62x39 | 5 | | X | | | | | | | | | | | | X | |
| AK-104 – caliber 7.62x39 | 5 | | X | | | | | | | | | | | | X | |
| MAG 58 – caliber 7.62x51 | 5 | | X | | | | | | X | | | | | | X | |
| G3 – caliber 7.62x51 | 5 | | X | | | | | | X | | | | | | X | |
| Kord – caliber 12.7x108 | 5 | | | X | | | | | | | | | X | | X | |
| ZPU-1 – caliber 14.5x114 | 5 | | | | | | | | | | | | | | X | |
| KPV – caliber 14.5x114 | 5 | | | | | | | | | | | | | | X | |
| ZU-23 – caliber 23x152 | 5 | | | | | | | | | | | | | | X | |
| GSH-30 – caliber 30x165 | 5 | | X | | | | | | | | | | | | X | |
| 2A38 or 2A42 – caliber 30x165 | 5 | | X | | | | | | | | | | | | X | |
| GDF-Series – caliber 35x228 | 5 | | | | | | | | | | | | | | X | |
| Bofors L/70 – caliber 40x365 | 5 | | X | | | | | | | | | | | X | X | |
| RPG-16 | 5 | | | | | | | | | | | | | | X | |
| RPG-29 | 5 | | | | | | | | | | | | | | X | |
| S-5 Rocket Launcher | 5 | | | | | | | | | | | | | | X | |

BA
PART OF LICENSE NO. L028-11B
SEAL ISSUED JUN 24 2011

6

Use or disclosure of data contained on this sheet is restriction on the title page of this proposal.
**BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC PROPRIETARY**

### 2.4.3 End User Certificate and Export Requirements

In order for an International supplier or manufacturer to export material, they will need an original End User Certificate (EUC) from the End User. Once the final, accurate EUC is received, the supplier/manufacturer will apply with their in country export authorities in order to receive the necessary export licenses. Once the export licenses are received, the supplier/manufacturer requests in country ground transit permits so that the goods can be moved to the sea port or airport of export. This entire process takes 30 to 60 days depending on the country. Bulova works closely with the supplier and Bulova's freight forwarders to coordinate the arrival of the aircraft so that cargo moves swiftly onto the transporter resulting in minimal time at airport with minimal down time of the transporter.

While the export procedures vary for each supplier country, one thing is constant, that each supplier country needs to be formally notified that the goods have been received by the authorized end user. This closes the export loop and removes the supplier risk from any future proliferation without approval from the source country. Bulova will prepare the necessary Certificates of Delivery for transmittal to the end user and will coordinate signature with the receiving team at final destination.

#### 2.4.3.1 Romania

The National Agency for Export Control (ANCEX) is the authority responsible for the implementation of the procedures for exports of conventional arms and related technology. Exports of strategic goods can only be authorized by ANCEX. In order to acquire an export license, RomArm National Company will provide an original EUC along with the export license request. After the goods have arrived at their destination but no later than four months after their arrival, the exporter must obtain from his foreign partner a delivery verification certificate or an equivalent document proving that the goods have arrived at their stated final destination. The exporter submits the document to ANCEX. Romanian companies can negotiate with their foreign partners the sale agreement without any prior notification to ANCEX but cannot have the export license issued without submitting the above-mentioned EUC to ANCEX.

Documentation is required by the Customs Office depending on each specific export operation. Generally, the consignments must be accompanied by the invoice (stating value), by specific lists describing the goods in detail (if needed), by international transport documents and by documents of origin (if applicable). Typical lead time to obtain an export license is 45 days (30 days + 15 days as stated in the Romanian export procedures).

#### 2.4.3.2 Sample End User Certificate

There is little flexibility with regard to the precise language that must accompany the end user certificate. Romania requires the original document in order to export, and all Eastern European countries prefer a raised stamp applied by the signatory authority. It has been our experience that Romania has the strictest requirements from ANCEX. All the i's need to be dotted and t's need to be crossed on the EUC for them to accept it. Without a date and stamp, they will not accept it as we learned on another program. **FIGURE 2.4.3.2-1** provides a sample EUC. The English translation is provided.

#### 2.4.3.3 Certificate of Delivery

The Eastern European export process is designed to be a closed loop system. The suppliers cannot disregard high value cargo once it leaves their borders. Each country is required to confirm delivery of cargo by receiving a receipt from the End User that certifies the goods arrived to the End User without proliferation. A sample Certificate of Delivery is depicted in **FIGURE 2.4.3.3-1.**

## FIGURE 2.4.3.2-1 Sample End User Certificate

Iraqi Ministry of Foreign Affairs
**REPUBLIC OF IRAQ**
**NONTRANSFER AND USE CERTIFICATE**

1. This certificate is submitted in connection with export application no.

| 2. Name of Applicant | 3. Name of end-user | 4. Country of ultimate destination |
|---|---|---|
| Yugoimport SDPR J.P. | Iraqi Ministry of Defense | Republic of Iraq |

5. Articles/data
We certify that we have placed an order with the person named in item 2 for the following articles/data in the quantity and value shown below:

| QUANTITY | ARTICLES/DATA DESCRIPTION | |
|---|---|---|
| **See Attached** | The Government of the Republic of Iraqi presents its compliments to the Government of Serbia regarding the export of certain defense, law enforcement and security articles set forth in the attachment hereto, and incorporated herein and IAW contract # **W91CRB-09-C-0014.** | |

6. Certification of Iraqi consignee *(to be completed only if the consignee is not the same as the end user)*
We certify that we are importing the articles/data listed in item 5 for delivery to the end-user in item 3. Except as specifically authorized by prior written approval of Serbia, we will not re-export, resell or otherwise dispose of any of those articles/data (1) outside the country in item 4 above, or (2) to any person, including the end-user, if there is reason to believe that it will result, directly or indirectly in disposition of the articles/data contrary to the representations made in this certificate by any party. We further certify that all of the facts contained in this certificate are true and correct to the best of our knowledge and belief and we do not know of any additional facts that are inconsistent with this certificate. We will promptly send a supplemental certificate to the applicant in item 2 disclosing any change of facts or intentions set forth in this statement.

Sign here in ink ______________________ Signature of Official, Consignee     ______________ Date Signed *(mm-dd-yy)*

Type or print ______________________ Name & Title of Signer     Seal

7. Certification of Iraqi end-user
We certify that we are the end-user of the articles/data listed in item 5. Except as specifically authorized by prior written approval of Serbia we will not re-export, resell or otherwise dispose of any of those articles/data (1) outside the country in item 4 above, or (2) to any person, If the end-user is a government, we certify that we will observe the assurances contained in item 8. We further certify that all of the facts contained in this certificate are true and correct to the best of our knowledge and belief and we do not know of any additional facts that are inconsistent with this certificate.

Sign here in ink ______________________ Signature of Official, End-User     ______________ Date Signed *(mm-dd-yy)*

Type or print ______________________ Name & Title of Signer     Seal

8. Certification of Iraqi government
We certify that we will not authorize the re-export, resale or other disposition of the articles/data authorized in item 5 outside the country in item 4 without prior written approval of Serbia. If the articles are for use by our "armed forces" (i.e., army, navy, marine, air force, coast guard, national guard, national police, and any military unit or military personnel organized under or assigned to an international organization), we certify that we will use the authorized articles/data only: (a) for the purposes specified in the Mutual Defense Assistance Agreement, if any, between Serbia and this government; (b) for the purposes specified in any bilateral or regional defense treaty to which Serbia and this government are both parties, if subparagraph (a) is inapplicable; or (c) for internal security, individual self-defense, and/or civic action, if subparagraphs (a) and (b) are inapplicable.

Sign here in ink ______________________ Signature of Government Official     9-6-2010 Date Signed *(mm-dd-yy)*

وزارة الدفاع
أمانة السر العام

Type or print Nouri Kamil Al-Maliki, Commander General of the Armed Forces
Name & Title of Signer     Seal

9. We certify that no corrections, additions or alterations were made on this form by us after it was signed by the Iraqi consignee, Iraqi end-user or Iraqi government.

Sign here in ink ______________________ Signature of Applicant     ______________ Date Signed *(mm-dd-yy)*

Type or print ______________________ Name & Title of Signer     Seal

**Page 1 of 3**

FIGURE 2.4.3.2-1 Sample End User Certificate (cont.)

## *Declaration of the Government of the Republic of Iraq*

Section 1

The Government of the Republic of Iraq (hereinafter "Iraq") presents its compliments to the Government of Serbia (hereinafter "Serbia") for providing the Defense, law enforcement, and security articles set forth below. The signature of the Prime Minister in Block 8 of the attached document attests that the statement of end assurance is true and correct. The Iraqi government has the honor to call the attention of Serbia to the proposed permanent export of certain Defense articles from Serbia. Said articles have been requested from Yugoimport SDPR J.P from manufacturing or supply entities resident in doing business in Serbia. These procurements are for lawful purpose of obtaining material for the Iraq's Defense, public safety and law enforcement needs.

Section 2

Iraq understands that, in keeping with international norms as well as the statutes and regulations of Serbia, Serbia must consent to these proposed transfers only upon being furnished with assurances from Iraq that it will not transfer, by any means, such Defense articles to any other country or international organization without first obtaining written consent from Serbia to the retransfer of the items set forth below.

Section 3

Therefore, in accordance with the foregoing, Iraq certifies to the Government of Serbia that the Iraqi Government is the end-user of the articles described below. Iraq further certifies that the items are intended for use in Iraq for the lawful purposes specified herein, and as set out below by the Ministry of Defense for Iraq. Iraq further certifies that all facts contained in this declaration are true and correct, and that the Iraqi Government does not know of any additional facts that are inconsistent with this declaration.

TEXT CONTINUES ON NEXT PAGE

FIGURE 2.4.3.2-1 Sample End User Certificate (cont.)

## DECLARATION OF END USE TO THE GOVERNMENT OF SERBIA

I, the Prime Minister, on behalf of the Government of the Republic of Iraq, herewith declare that the Ministry of Defense is to be the end-user of the following Defense articles procured under contract # W91CRB-09-C-0014

| DESCRIPTION OF GOODS | QUANTITY |
| --- | --- |
| - Heavy Machine Gun, NSV | 94 EA |

(12.7 X 108mm with HUMMWV Mount, Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine)

I declare the above items will be utilized by the Iraqi Ministry of Defense.

Nouri Kamil Al-Maliki
Commander General of the Armed Forces
9-6-2010

**FIGURE 2.4.3.3-1 The Delivery Verification Certificate Assures the Country of Export that all Materiel was Delivered to the Intended End User**

Annex № 6 to Art.20, Paragraph.1

| | |
|---|---|
| REPUBLIC OF BULGARIA | УДОСТОВЕРЕНИЕ ЗА ОСЪЩЕСТВЕНА ДОСТАВКА<br>***A. DELIVERY VERIFICATION CERTIFICATE*** |
| **Вносител/*Importer*** | **Износител/*Exporter*** |
| Име/*Name*:<br>Адрес/*Address*:<br>Тел/Факс/ *Tel/Fax*:<br>БУЛСТАТ/*BG code*: | Име/*Name*:<br>Адрес/*Address*:<br>Тел/Факс/ *Tel/Fax*: |
| **Краен потребител/*Ultimate consignee***<br>*(if different from the importer)* | **Българска митница:**<br>***Bulgarian Customs:*** |
| Име/*Name*:<br>Адрес/*Address*:<br>Тел/Факс/ *Tel/Fax*: | Вид транспорт:<br>*Mode of transport* :<br>Място на експедиция:<br>*Place of dispatch* : |
| Условия на доставка (INCOTERMS):<br>*Terms of delivery*: | Място на разтоварване :<br>*Place of discharge*: |

| № | *МТН*<br>**HS CODE** | *ОПИСАНИЕ НА СТОКАТА*<br>**DESCRIPTION OF GOODS** | МЯРКА<br>*(U/M)* | КОЛИЧЕСТВО<br>**QUANTITY** |
|---|---|---|---|---|
| 1 | | | | |
| 2 | | | | |
| 3 | | | | |
| 4 | | | | |
| 5 | | | | |

| | | |
|---|---|---|
| ПРОДЪЛЖАВА В ПРИЛОЖЕНИЕ №:<br>*CONTINUE IN ANNEX №:* | КОД ВАЛУТА:<br>*CURRENCY* | *ОБЩА СТОЙНОСТ:<br>*TOTAL:* |

Този документ удостоверява, че вносителят на посочените стоки/технологии е предоставил сигурни доказателства за разполагане на стоките в обсега на действие на българската митница в съответствие с действащите закони, постановления и наредби

*This document certifies that the importer of the specified goods/ technology presented reliable evidence of dilivery and introduction of goods into the Bulgarian customs area in accordance with the laws, regulations and ordinances in force.*

| | | | |
|---|---|---|---|
| **Вносител:**<br>***Importer:*** | дата:<br>*date* | Подпис:<br>*Signature* | Печат<br>печат |
| **Краен потребител:**<br>***Ultimate consignee:*** | | | печат |
| **Българска митница:**<br>***Bulgarian Customs:*** | | | печат |

*Попълва се ако няма приложение/*Fill-in if no Annex attached*

## 2.5 Supply Chain Management

### 2.5.1 Subcontract Management

Bulova employed a systemized approach for vendor source selection to provide a multiple variants for the non standard weapons. Bulova created a solicitation for this item and acquired the best value competitive bids from each candidate solicited.

#### 2.5.1.1 Managing Subcontractor Performance

In order to simultaneously manage all program cost, schedule, and technical or performance parameters on the NSW Program, Bulova created a very detailed IMS. For this program, the program team prepared a preliminary IMS. Our Risk Management Board (RMB) will review the plan and may make several recommendations that optimize the balance of cost and risk. The board may recommend several adjustments to the plan that results in minimal increase in program cost in exchange for further assurances that schedule and technical requirements would be achieved. Some examples of the RMB's recommendations include: Control/manage lead times based on RMB's experience of similar programs.

Subcontractor performance risk is mitigated in the selection process. Listed below are several of the key requirements Bulova has considered in developing our program approach.

| Requirement | Logic |
|---|---|
| As Prime Contractor, responsible for supplier 100% compliance to contract requirements | International sourcing of non-standard weapons requires a dedicated professional organization with all the resources and necessary systems management and integration experience to fulfill the contract. Bulova has staff members that have performed multiple contract actions relevant to this contract requirement. |
| Effectively and efficiently manage the supplier base | Bulova has selected the services of a number of international suppliers who have significant experience in providing the selected product categories. The implementation of Bulova's management practices and use of management efficiencies is considered vital to maintain supplier success and ensure completion of this contract. |
| Supplier control and issue resolution | Utilizing a supplier base of non-US companies, demands hands on, face-to-face interaction to ensure a systemized and proven approach to supplier control through mentoring and issue resolution. Bulova has experience with all of these suppliers and maintains the proper system to verify compliance to contract requirements and delivery schedules. Bulova will make regular, routine, and consistent visits to all stake holders of the supply base. |
| Flow-down of all relevant terms, conditions and other contract requirements, as appropriate, to all suppliers | Based on previous experience in contracts of this nature, control of contract requirements to the supply base is a vital ingredient for the successful management of this program. |
| The requirements of the Foreign Corrupt Practices Act (FCPA) must be adhered to | Compliance with the FCPA is a mandatory requirement for Bulova and will be followed. |
| Ensure that the correct standards of moral, ethical, and business practices are applied to the conduct of the contract, for both prime and suppliers | Dealing with this contract and specifically international suppliers requires global knowledge and proper adherence to US and international laws, as well as stated requirements, which Bulova and its employees have consistently demonstrated. |
| Complete, implement, and execute a Logistics plan to handle the deliveries required under this contract | This program requires the use of an effective Logistics plan to cater to the provision of diverse product deliveries from numerous US and international locations; the appropriate manning requirements for their delivery to the destination; and the required support necessary for the successful completion of all requirements under the Statement of Work. Bulova's experience in CONUS deliveries, as well as our suppliers' history, properly documents our capability to perform. |
| Establish/continue the delivery destination Presence through our freight forwarder Todd Maritime Services International based in New York, NY | While not a specific requirement of the solicitation, but based on Bulova's experience, this is a strong capability that guarantees effective liaison and smooth management of deliveries under the contract. |
| Ensure overall Quality Assurance and Quality Control for all suppliers | A pre-award review of our chosen suppliers, plus focusing on their past performance on similar Non Standard Weapons contracts have confirmed that all suppliers will meet the Quality requirements of the contract. |
| Follow the Integrated Master Plan, coordinate, and consolidate all shipments of goods under this contract | Bulova will coordinate shipments under this program such that only one charter airline is required. |
| Provide transportation oversight and support for the shipment of all items to | A dedicated Logistics oversight is vital to ensure the safe delivery of goods to Afghan National Army Ammunition Depot (22 Bunkers). Oversight extends from the point of origin to |

| | |
|---|---|
| destination | the final handover at destination. Bulova intends on using Todd Maritime Services for both transport and in-country receiving. |
| Ensure the provision of appropriate security and escort services for the shipment of all items from the point of origin to the destination | Proper security measures, such as dual drivers and all elements of the delivery process will be coordinated and documented for every shipment made on this program. All delivery plans and process documents will be available for review by the appropriate government personnel. |
| Ensure the provision of appropriate transportation for the shipment of all items from the point of origin to the destination | Globally reputable carriers including supply country transportation, charter aircraft, and final destination coordination services will be used on this program. Our freight forwarder has managed the shipment of similar items to Afghan National Army Ammunition Depot (22 Bunkers). |
| Ensure the provision of security services for all goods in the country of origin | Sensitive goods coming from both the US and international locations will require effective security coordination during the transit phase to the shipping port. This will also require interfacing with National Military and Security authorities. Bulova has demonstrated capability in this area and has previewed and approved all plans in origin countries. |

### 2.5.1.2 Managing the Multiple Schedule of Subcontractors

The IMS is the primary tool used by our Integrated Product Team (IPT) for management of all subcontractor activities. Please refer to **Section 2.0.**

### 2.5.2 Compliance with Required Quantities and Delivery Schedules

Bulova has delivered an effective program plan for the production of the DShK, 12.7x108mm Machine Guns System and other related kit items that draws upon the strengths of the Bulova's team. Bulova's team is familiar with the items being procured having supplied similar items. Bulova has selected Romtehnica to supply the requested items under this RFP. C.N. Romtehnica S.A. is located at 5C, Timisoara Blvd., 061301, Bucharest 6, Romania. Their manufacturing division for the RFP items requested, Uzina Mecanica Cugir S.A., is located at Str. 21 Decembrie 1989 Nr. 1, RO-515600 Cugir, Jud. Alba, Romania.

The DShK, 12.7x108mm Machine Guns System and other related kit items will be produced in Romania. ***All items are new production.*** The "Weapons Condition Certification" letter is shown in **FIGURE 2.5.2-1**. The risks to the soldier with using "New Surplus Unissued" with unknown quality conformity are eliminated.

Date of manufacture will be January 2012 assuming Bulova obtains the signed EUC and is able to forward it to Romtehnica on December 16, 2011. The delivery schedule will vary earlier or later depending on the actual receipt of the EUC.

Bulova is offering to provide the following Deliverable Weapons / Items:

- DShK, 12.7x108mm Machine Gun
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) weapon systems
  - Caliber: 12.7x108mm
  - Condition: New
  - Each system shall include: cradle for mounting to tripod

- Spare barrel for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) spare barrels
  - Condition: New.

- Tripod, infantry/ground-mount style for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) tripods
  - Condition: New

- Ammunition belts, 50 rounds, for DShK
  - Quantity: Ranging from one thousand one hundred to one thousand four hundred fifty (1100-1450)
  - Condition: New

- Ammunition cans for DShK
    - Quantity: Ranging from six hundred sixty to eight hundred seventy (660-870)
    - Condition: New

- Cleaning/tool kit* for DShK
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) complete kits
    - Condition: New
    - Each kit (See **Figure 2.5.2-2**) will contain the following:
        - a. Bag, equipment
        - b. Bag, spare parts
        - c. Rod, cleaning
        - d. Hammer
        - e. Combo tool
        - f. Wrench barrel
        - g. Brush chamber
        - h. File, three square, #2 cut
        - i. Reamer, 4mm x 70mm OAL
        - j. Reamer, 20mm x 84mm OAL
        - k. Reamer, double ended, 2.5mm & 3.5mm x 110mm OAL
        - l. Drift, small, 4mm x 120mm OAL
        - m. Drift, large, 4mm x 150mm OAL
        - n. Rod, handle for reamers
        - o. Locking lever, left
        - p. Locking lever, right
        - q. Reamer, 6mm x 100mm OAL
        - r. Extractor, Qty 2
        - s. Firing pin extension, Qty 2
        - t. Ejector, Qty 2
        - u. Firing pin, Qty 2
        - v. Keeper, piston retaining pin, Qty 6
        - w. Pin, firing pin retaining, Qty 2
        - x. Pin, ejector retaining, Qty 2
        - y. Pin, extractor retaining, Qty 2
        - z. Pin, piston retaining, Qty 6
        - aa. Spring, extractor, Qty 2
        - ab. 1 pair of heat resistant gloves for changing the barrel (not shown in Figure 1).

- English Language Operator's Manuals for DShK
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
    - Condition: New

    Operator manual, in English, describing basic operation and maintenance for the user.

- Dari Language Operator's Manuals for DShK
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
    - Condition: New

    Operator manual, in Dari, describing basic operation and maintenance for the user.

- English Language Direct Support And General Support Manuals for DShK
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
    - Condition: New

    Operator manual, in English, describing Direct Support and General Support maintenance operations.

- Dari Language Direct Support And General Support Manuals for DShK
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
    - Condition: New
    - Operator manual, in Dari, describing Direct Support and General Support maintenance operations.

**FIGURE 2.5.2-1 DShK, 12.7x108mm Machine Gun System Weapons Condition Certification**

**C.N. ROMTEHNICA S.A.**
NATIONAL COMPANY
6 Bucharest – ROMANIA, 5C Timisoara Blvd. – 061301
Com.Reg.No. J40/7550/2001; Fiscal Code: 472771
Phone: + 40 (21) 318 50 04; Fax: + 40 (21) 318 50 00 / 318 50 35
e-mail : export.surplus@romtehnica.com.ro
www.romtehnica.com.ro

SIMTEX-OC
ISO 9001 REGISTERED C.2733.1

No. 604 / 4 August 2011

From: C.N. Romtehnica S.A.
5C, Timisoara Blvd., 061301
Bucharest 6
Romania

## TO WHOM IT MAY CONCERN

**Subject:** **Acquisition of Foreign Weapons**

**Item:** **Qty 220-290 DShKM, 12.7 x 108mm Machine Gun, including Infantry Tripod, Spare Barrel, plus complete spare parts and accessories kit (including ammunition belts / cans, user manual, etc.), as per requested and our offer no. SVE/AH/192/03.08.2011**

**End User:** **USG / Afghanistan**

**Prime Contractor: Bulova Technologies Group**

**RFQ no.: W15QKN-11-T- 8336**

We hereby certify our intent to provide new manufactured weapons (2011 production), as mentioned above, to the U.S. Government upon confirmation of an award and upon receipt of a confirmed purchase order.

Sincerely,
Bogdan Țăranu

General Director
C.N. Romtehnica S.A.

**FIGURE 2.5.2-2: Cleaning/Tool Kit**



We have also evaluated Romtehnica proposal in a manner consistent with the proposal evaluation section in the Statement of Work for RFP W15QKN-11-T-8336 so that our offer is consistent with the methods that will be utilized by the Government's source selection committee when determining "best value".

### 2.5.3 Delivery Schedule

#### 2.5.3.1 Item Number Deliverables

Delivery schedule for the DShK, 12.7x108mm Machine Gun System is provided in **TABLE 2.5.3.1-1**

**TABLE 2.5.3.1-1 Delivery Schedule for DShK, 12.7x108mm Machine Guns System and Other Related Kit Items**

| Item # | Cartridge | Minimum | | Maximum | |
|---|---|---|---|---|---|
| | | Quantity | Bulova Delivery | Quantity | Bulova Delivery |
| 1 | DShK, 12.7x108mm Machine Gun | 220 | EUC + 81 days | 186<br>104 | EUC + 62 days<br>EUC + 121 days |
| 2 | Spare barrel for DShK | 220 | EUC + 81 days | 186<br>104 | EUC + 62 days<br>EUC + 121 days |
| 3 | Tripod, infantry/ground-mount style for DShK | 220 | EUC + 81 days | 186<br>104 | EUC + 62 days<br>EUC + 121 days |
| 4 | Ammunition belts, 50 rounds, for DShK | 1100 | EUC + 81 days | 930<br>520 | EUC + 62 days<br>EUC + 121 days |
| 5 | Ammunition cans for DShK | 660 | EUC + 81 days | 558<br>312 | EUC + 62 days<br>EUC + 121 days |
| 6 | Cleaning/tool kit for DShK | 220 | EUC + 81 days | 186<br>104 | EUC + 62 days<br>EUC + 121 days |
| 7 | English Language Operator's Manuals for DShK | 220 | EUC + 81 days | 186<br>104 | EUC + 62 days<br>EUC + 121 days |
| 8 | Dari Language Operator's Manuals for DShK | 220 | EUC + 81 days | 186<br>104 | EUC + 62 days<br>EUC + 121 days |
| 9 | English Language Direct Support And General Support Manuals for DShK | 220 | EUC + 81 days | 186<br>104 | EUC + 62 days<br>EUC + 121 days |
| 10 | Dari Language Direct Support And General Support Manuals for DShK | 220 | EUC + 81 days | 186<br>104 | EUC + 62 days<br>EUC + 121 days |
| 11 | Electronic copies of all manuals listed above | 220 | EUC + 81 days | 186<br>104 | EUC + 62 days<br>EUC + 121 days |

### 2.5.4 Pricing

The Pricing Schedule for the RFP W15QKN-11-T-8336 NSW DShK, 12.7x108mm Machine Gun System weapons call order is provided in **TABLE 2.5.4-1**. Bulova's offer is to provide all items as new production. All items will be packaged and unitized separately.

Freight price includes all road permits and transit permits. The shipment will be trucked from Romtehnica to Otenpeni Airport, Romania to Kabul, Afghanistan, sent by an IL-76 Air freight on a charter air flight, plane offloading, truck loading, escorted transport from KIA to 22 Bunkers; Security to be provided by TMSI's Afghan Security Group. Aside from familiarity with freight forwarders and Todd Maritime, the Bulova team has extensive experience moving military material including weapons, ammunition, and explosives.

#### 2.5.4.1 Special Terms and Conditions

The prices quoted are valid only for the purchase of the entire package, all 11 items quoted. Quantities to be procured are either 220 or 290. Bulova's suppliers and shipping companies provided their most economical pricing bases on the award of all items solicited.

A delegation from the USG is invited to witness the acceptance tests at their own expense, in which case Bulova shall provide adequate notice, a minimum of 60 days.

Warranty period is 12 months for all weapons sealed in the package of the producer.

### 2.5.4.2 Offer Valid Period

Bulova's proposal will remain valid through 03 November 2011.

### 2.5.5 Supplier

We have chosen to partner with C.N. Romtehnica S.A. (Romtehnica) as the sole-source supplier of DShK, 12.7x108mm Machine Gun Systems to supply the requested items under this RFP.

**TABLE 2.5.4-1 Pricing Schedule for DShK, 12.7x108mm Machine Gun Systems Weapons**

**Price Summary - DShK, 12.7x108mm Machine Gun, Spare Barrels, and Accessories**

**BPA Contract Number W15QKN-11-A-0527**

**RFQ W15QKN-11-T-8336**

| Line Item | Description | Quantity | FOB Origin | | Quantity | FOB Origin | |
|---|---|---|---|---|---|---|---|
| | | | Unit Price $ | Extended Price $ | | Unit Price $ | Extended Price $ |
| 1 | DShK, 12.7x108mm Machine Gun | 220 | 13,522.30 | 2,974,906.72 | 290 | 13,528.28 | 3,923,202.33 |
| 2 | Spare Barrel for DShK | 220 | 1,335.56 | 293,823.75 | 290 | 1,336.15 | 387,484.43 |
| 3 | Tripod, infantry/ground-mount style for DShK | 220 | Not Separately Priced | | 290 | Not Separately Priced | |
| 4 | Ammunition belts, 50 rounds, for DShK | 1100 | Not Separately Priced | | 1450 | Not Separately Priced | |
| 5 | Ammunition cans for DShK | 660 | Not Separately Priced | | 870 | Not Separately Priced | |
| 6 | Cleaning/tool kit for DShK | 220 | Not Separately Priced | | 290 | Not Separately Priced | |
| 7 | English Language Operator's Manuals | 220 | Not Separately Priced | | 290 | Not Separately Priced | |
| 8 | Dari Language Operator's Manuals | 220 | Not Separately Priced | | 290 | Not Separately Priced | |
| 9 | English Language Direct Support and General Support Manuals | 220 | Not Separately Priced | | 290 | Not Separately Priced | |
| 10 | Dari Language Direct Support and General Support Manuals | 220 | Not Separately Priced | | 290 | Not Separately Priced | |
| 11 | Electronic copies of all manuals listed above | | Not Separately Priced | | | Not Separately Priced | |
| | | | | | | | |
| | | | | | | | |
| Total All Items | | | | 3,268,730.47 | | | 4,310,686.76 |
| Freight: Bucharest, Romania to Kabul, Afghanistan | | | | 183,000.00 | | | 255,700.00 |

### 2.5.5.1 Officially Authorization/License

Romtehnica has been officially authorized/licensed by the Romania government agency's that confirms they meet the safety and security standards established by Romania. **FIGURE 2.5.5.1-1** shows the Romtehnica Authorization for Foreign Trade Operations Involving Weaponry, Ammunition, and Other Military Items issued by the Romania Ministry of National Defense, License No. A6/1855. Romtehnica Cage Code is: 0056L.

### 2.5.5.2 Letter of Commitment

In Bulova's solicitation to our supply chain, we flow down the precise language required in the "Letter of Commitment" our flow down to each supplier requested the following information:

- Name and Address of the Company
- Solicitation Number – W15QKN-11-T-8336
- Item(s) Included in Commitment
- Certification Statement that DShK, 12.7x108mm Machine Gun Systems will fulfill all operability and safety requirements for their intended weapon system
- Length of Commitment (90 days minimum)
- Signature of Individual Authorized to Bind the Company

Romtehnica response to this information is shown in **FIGURE 2.5.5.2-1.** Tri Gas' response with this information is shown in **FIGURE 2.5.5.2-2.**

### 2.5.5.3 Availability of Funds and LOC Confirmation

Funding for this call order will be provided by Bulova's funding source Gov Funding LLC. Gov Funding's letter of commitment, **FIGURE 2.5.5.3-1**, provides proof that they will provide the funding requested by Romtehnica in their offer SVE/AH/159.

### 2.6 Transportation Plan

The transportation Bulova intends to use for the requirement of this solicitation is shown in **FIGURE 2.6-1.** Details are provided in the following sections.

### 2.6.1 Shipping Plan Overview

Intimate coordination of deliveries is extremely important in order to minimize costs and delivery schedule. Each country has slightly different regulations for moving materials from the factory to the port of export. The detailed movement of goods must be continuously shared with the freight forwarder so that goods do not remain at the port of export for prolonged periods of time. Each of these scenarios increases program costs and can be avoided through continuous updates to the Freight Forwarder.

### 2.6.2 Freight Forwarder Company

Bulova's proposal includes the use of Todd Maritime Services International of New York City as our freight forwarder. TMSI works in conjunction with their European General Agent, T.P. Shipping A/S of Norway. Todd Maritime has delivered hundreds of thousands of tons of ammunition and weapons throughout the world in support of US Government military missions.

Consistent with the US Government Freight Forwarder Selection Guide, the freight forwarder that Bulova has selected has:

- Personnel that have full and complete knowledge of export and import documentation requirements.
- A comprehensive knowledge of domestic and foreign regulations including monetary exchange systems.
- Evidence of a sound financial history.
- An adequate security system for protecting the purchaser's materiel.
- A capability to ship and receive materiel by all modes of transportation, to include small package carriers, truck, air, rail, and ocean vessel.
- A computerized or manual bank of transportation schedules, carrier tariffs, and customs regulations.
- A shipment tracking capability consisting of manual or automated capabilities, including bar code reading, or other automatic identification technologies.
- A loss and damage claims processing capability, to include assistance with filing supply.
- Ability to create discrepancy reports or researching discrepancies as needed.
- The capability to provide adequate insurance coverage for the purchaser's materiel.
- The capability to provide customs brokerage service for the import of purchaser's materiel.

**FIGURE 2.5.5.1-1 Romtehnica's Authorization for Foreign Trade Operations Involving Weaponry, Ammunition, and Other Military Items**

*Translated from Romanian*

ROMANIA
MINISTRY OF NATIONAL DEFENSE
No. A6/1855 dated October 1st, 2010

# AUTHORIZATION

for foreign trade operations involving weaponry, ammunition and other military items

*In accordance with the provisions stipulated by Articles 10 and 26, paragraph (1) of the Government Urgency Ruling no. 158/1999 regarding the control of exports, imports and other operations involving military items, approved with amendments and completions by the Law no. 595/2004, the Ministry of National Defense – the Weaponry Department – the Office for Control of Imports and Exports of Special Items, following the analysis of application no. R 4175 dated August 25th, 2010 and of the documents submitted, we find that the legal conditions are met and hereby*

AUTHORIZE

C.N. ROMTEHNICA S.A.

*with its registered office in Bucharest, B-dul Timisoara nr. 5C, sector 6, a legal entity registered with the Trade Registry Office under Sole Code of Registration 472771 (J40/7550/06.09.2001) to run the following activities:*

- exports and imports, including re-exports and any other commercial temporary or permanent transfer operations inside or outside Romania;
- non-commercial operations for temporarily or permanently taking out of Romania or bringing into the country various items;
- agency activity;
- international transit through Romania;
- cross-border activities throughout Romania,

which are part of the following categories: ML 1, ML 2, ML 3, ML 4, ML 5, ML 6, ML 7, ML 8, ML 9, ML 10, ML 11, ML 12, ML 13, ML 14, ML 15, ML 16, ML 17, ML 18, ML 19, ML 20, ML 21 and ML 22, ***according to the enclosed Commitment.***

Issued on: October 1st, 2010
Valid from October 18th, 2010 through October 17th, 2011

for HEAD OF WEAPONRY DEPARTMENT
Brigadier General Eng.
CATALIN-ADRIAN MORARU
*Illegible signature*
*Round seal affixed: Romania – Ministry of National Defense – Deputy for Head of Weaponry Department*

The permit is the property of the Ministry of National Defense – the Weaponry Department – the Office for Control of Imports and Exports of Special Items

**FIGURE 2.5.5.1-1 Romtehnica's Authorization for Foreign Trade Operations Involving Weaponry, Ammunition, and Other Military Items (cont.)**

## COMMITMENT

**(*Enclosure to Authorization no. A6/1855 dated October 1st, 2010*)**

*C.N. ROMTEHNICA S.A., duly represented by its General Manager – Mr. Bogdan TARANU, hereby undertakes as follows:*

*To run the operations indicated in the Authorization issued in strict compliance with the current regulations in the field;*

- *To limit itself only to the categories of items indicated by the authorization while entering into contracts / agreements referring to foreign trade operations and while carrying out such activities;*
- *To run other foreign trade operations with weaponry, ammunition and military items other than those indicated in the issued Authorization only based upon the prior consent given by the issuer through another Authorization;*
- *To provide the physical protection of all working documents directly related or referring to such operations and to comply with the current regulations regarding the keeping, storage and handling of such documents;*
- *To provide – according to the current legal provisions – the physical protection of items requiring such actions;*
- *To regularly request information from the issuer in relation to the status of regulations in the field of imports and exports of weaponry, ammunition and other military items;*
- *To strictly comply with the requirements and recommendations provided by the Ministry of National Defense in relation to the terms, conditions and/or restrictions imposed to authorized foreign trade operations involving weaponry, ammunition and other military items;*
- *In its relations with third parties, not to use the Authorization as a creditworthiness guarantee or for obtaining various benefits;*
- *Not to use the Authorization for actions or documents having as purpose or finally generating effects of unfair competition in relation to other authorized legal entities;*
- *To immediately notify the issuer on any change in: the identification details (name, organization form indicated by the Articles of Incorporation / Bylaws and company contract, logo, registered office, VAT number), telephone, fax and telex numbers of the legal entity, of the person appointed to keep in touch with the issuer, of the representatives, as well as the resolution referring to the dissolution or bankruptcy of the legal entity;*
- *Within maximum 10 business days since the expiration of the validity term of the authorization, to return to the Office for Control of Imports and Exports of Special Items the original copy of the authorization this Commitment is attached to;*

*The liability for the strict application of this Commitment rests with the person authorized under the law to engage the liability of the legal entity.*

*The failure to comply with this Commitment leads to the suspension or withdrawal of the Authorization (as the case may be) without any prior notice.*

*This Commitment shall be signed before the head of the Office for Control of Imports and Exports of Special Items, appointed as the duly representative of the Ministry of National Defense. The person appointed under the law to engage the liability of the legal entity shall have to sign this document on behalf of the said legal entity.*

General Manager of
C.N. Romtehnica S.A.
*Illegible signature*
*Round seal affixed: Romania – C.N. ROMTEHNICA S.A.*

Signed today, September 30th, 2010 before me,
the Head of the Office for Control of Imports and Exports of Special Items
Lieutenant-Colonel Eng.
Horatiu BUZATU
*Illegible signature*
*Round seal affixed: Romania – Ministry of National Defense – Head of Office for Control of Imports and Exports of Special Items*

FIGURE 2.5.5.2-1 Romtehnica's Letter of Commitment

**C.N. ROMTEHNICA S.A.**
5C, TIMISOARA BLVD., 061301,
BUCHAREST 6, ROMÂNIA
Co.Reg.No.J40/7550/2001
Fiscal Code:472771
Registered capital: 67.257.360 RON
Tel: 0040 21 318 50 36
Fax: 0040 21 318 50 00 / 318 50 35
www.romtehnica.com.ro
E-mail: director.general@romtehnica.com.ro
export.surplus@romtehnica.com.ro

**OFFER no.**
SVE/AH/192
Date: 03.08.2011

SALES DEPARTMENT

TO: Bulova Technologies Ordnance Systems
ATTN: Ms. Sandra Allen

1. SUBJECT: DShKM Heavy Machine Guns - 220-290 pcs

| No. | Items denomination | Qty. pcs. | Unit Price FCA Romania - INCOTERMS 2010 in US$ | Total Value FCA Romania - INCOTERMS 2010 in US$ |
|---|---|---|---|---|
| AS PER ANNEX *** PLEASE SEE NOTES IN THE ANNEX | | | | |

FOR INTRACOMUNITARY END - USERS THE CONTRACTING COMPANY MUST BE REGISTERED IN U.E. WITH A VALID V.A.T. CODE. IF NOT SUPPLIED, AT THE UNIT PRICE 24% V.A.T. WILL BE APPLIED.

2. DELIVERY TIMES (AFTER FUNDS CONFIRMATION): As per annex

NOTE: ALL DELIVERY TIMES ARE TO BE CONSIDERED FROM THE MOMENT WE ARE IN POSSESSION OF EXPORT LICENCE THAT COULD BE OBTAINED IN 30 DAYS AFTER RECEIVING THE ORIGINAL EUC / IIC.

IMPORTANT: ACCORDING TO OUR LEGISLATION, WITHIN 2 MONTHS FROM THE DELIVERY DATE, YOU HAVE TO SEND US THE ORIGINAL DELIVERY VERIFICATION CERTIFICATE.

3. VALIDITY OF THE OFFER: November 3rd, 2011

NOTE: VALIDITY OF THIS QUOTATION IS SUBJECT TO:
a) RECEIVING THE VALID ORIGINAL E.U.C. / I.I.C. FROM THE CUSTOMER;
b) ACCEPTANCE OF THE A/M DOCUMENT & DESTINATION BY OUR AUTHORITIES;
c) OBTAINING THE EXPORT LICENCE BY OURSELVES.

4. PAYMENT TERMS: 30% ADVANCE PAYMENT UPON RECEIPT OF PROFORMA INVOICE AND 70% BALANCE FOR EACH DELIVERY LOT AFTER INSPECTION AND SIGNING OF THE ACCEPTANCE CERTIFICATE IN THE C.N. ROMTEHNICA S.A. ACCOUNT NO. RO 55 RZBR 0000 0600 0240 7913, OPENED AT RAIFFEISEN BANK.

NOTE: PLEASE BE ADVISED THAT THE TOTAL VALUE MUST BE TRANSFERRED IN THE A/M ACCOUNT, WITHOUT BEING REDUCED BY ANY BANK CHARGES.

REMARK: CHANGING THE TERMS IN YOUR REQUEST/ INTRODUCING OF ADDITIONALLY TERMS WILL BE SUBJECT FOR ANOTHER OFFER.

GENERAL DIRECTOR
BOGDAN ȚĂRANU

FIGURE 2.5.5.2-1 Romtehnica's Letter of Commitment (cont.)

SALES DEPARTMENT

ANNEX to OFFER no. SVE/AH/192 / 03.08.2011
NEW PRODUCTION

| No. | Items denomination | Qty pcs. | Unit Price FCA ROMANIA - INCOTERMS 2010 in US$ | Total Value FCA ROMANIA - INCOTERMS 2010 in US$ | Delivery time-frame (on condition of receiving PO, 30% advance payment and licence approval): |
|---|---|---|---|---|---|
| 1 | DShKM 12.7 x 108mm Heavy Machine Gun with ADJUSTABLE TRIPOD FOR INFANTRY USE, accessories & spare parts (1/1 SPA) | 290 | | | 50 pcs. / month, first delivery at 30 days since PO |
| 2 | Spare barrel for DShKM | 290 | | | 50 pcs. / month, first delivery at 30 days since PO |
| | TOTAL | | | | |

Notes:

1. Prices above are available for the quantity range of 220-290 pcs. For quantities outside this range, prices and delivery times could be subject to change/re-negotiation.

2. Prices of the offer are valid for the entire package (both products are purchased at the same time).

GENERAL DIRECTOR
BOGDAN ȚĂRANU

FIGURE 2.5.5.2-2 Tri-Gas and Oil Commitment Letter

TRI-GO-TRADE

TRI GAS & OIL TRADE S.A.
c/o Python & Peter
9, Rue Massot,
1206 Geneva,
Switzerland
Tel : +4122 7021515
Email: vlassis.cambouroglou@trigotrade.com
www.trigotrade.com

## COMMITMENT LETTER

Date: August 9th, 2011

From: TRI GAS & OIL TRADE S.A.
c/o Python & Peter
9, Rue Massot,
1206 Geneva,
Switzerland

To Whom It May Concern:

TRI GAS & OIL TRADE S.A., hereby confirms we have provided a quotation, Ref. No.: RFQ W15QKN-11-T-8336, (FFP) Call Order for the "DShK 12.7x108mm Machine Gun" and proposal to BULOVA TECHNOLOGIES ORDNANCE SYSTEMS (BULOVA) in response to Solicitation: W15QKN-11-T-8336.
In the event a contract is awarded to BULOVA, TRI GAS & OIL TRADE S.A. commits to supply all the material offered in accordance with the price and schedule provided.

Vlassis Cambouroglou
Managing Director

TRI GAS & OIL TRADE S.A.
c/o Python & Peter
9, Rue Massot, 1206 Geneva, Switzerland

FIGURE 2.5.5.3-1 Gov Funding's Letter of Commitment

GovFunding, LLC.

August 12, 2011

Department of the Army
U.S. Army Contracting Command – Picatinny
Picatinny Arsenal, New Jersey, 07806-5000

Morgan F. Ross – Contracting Officer
(973) 724-3504

**Subject:** **BPA Contract Number W15QKN-11-A-0527, Solicitation RFQ W15QKN-11-T-8336**

Dear Ms. Ross,

This has reference to a potential contract, entered into between Bulova Technologies Ordnance Systems, LLC, 125 SE Swisher Road, Mayo, Florida 32066 and the Department of the Army, Picatinny Arsenal, New Jersey for DShK, 12.7x108mm Machine Guns.

GovFunding, LLC is prepared to finance the subject contract, upon award. Please note that GovFunding LLC has already provided over $3.0M in financing to Bulova and is prepared to make additional funds available upon award to satisfy the payment terms of C.N. Romtehnica S.A., as provided in their respective offer pertaining to this bid.

Very truly yours,

C.W.Colburn,
Managing Director GovFunding, LLC
6958 Mill Run Circle
Naples, Florida 34109

**FIGURE 2.6-1 Timeline of Process to Move NSW from Supplier to Final Destination Qty. 290**

**Advanced Requirements:**
- DDTC Registration
- DDTC Pre-Brokerage Authorization


Determine if EUC is Required
Subcontractor Request Export Licensing and In Country Transit Permitting (45-day approval)
Todd Maritime Services coordinates air freight to AMCC Kabul, Afghanistan (landing clearance and call sign) (2/01/12)
Transport by Surface to Otopeni (2/14/12) Qty 186
Submit signed DD250 into WAWF system (2/21/12) Qty 186
Transport by Surface to Otopeni (4/15/12) Qty 104
Timely inspections at destination, Afghan National Army Ammunition Depot (22 Bunkers) (4/19/12) Qty 104
1 Day
2 days
45 days
47 days
61 days
62 days
67 days
68 days
82 days
120 days
121 days
124 days
125 days
139 days
Obtain Signed EUC and Forward to Supplier
Subcontractors Receive Origin Country Export Licensing and Country Transport Permitting (2 wks before shipping) (1/30/12)
Transport by truck/air/truck Deliver to Kabul (2/15/12 Qty 186)
Timely inspections at destination, Afghan National Army Ammunition Depot (22 Bunkers) (2/20/12) Qty 186
End User Confirms Delivery and Provides COD (3/6/12) Qty 186
Transport by truck/air/truck Deliver to Kabul (4/16/12) Qty 104
Submit signed DD250 into WAWF system (4/20/12) Qty 104
End User Confirms Delivery and Provides COD (5/4/12) Qty 104

**FIGURE 2.6-1 Timeline of Process to Move NSW from Supplier to Final Destination (Qty. 220)**

**Advanced Requirements:**
- DDTC Registration
- DDTC Pre-Brokerage Authorization


Determine if EUC is Required
Subcontractor Request Export Licensing and In Country Transit Permitting (45-day approval)
Todd Maritime Services coordinates air freight to AMCC Kabul, Afghanistan (landing clearance and call sign) (2/01/12)
Transport by truck/air/truck Deliver to Kabul (3/7/12 Qty 220)
Submit signed DD250 into WAWF system (3/16/12) Qty 220
1 Day
2 days
45 days
47 days
79 days
81 days
88 days
90 days
104 days
Obtain Signed EUC and Forward to Supplier
Subcontractors Receive Origin Country Export Licensing and Country Transport Permitting (2 wks before shipping) (1/30/12)
Transport by Surface to Otopeni (3/5/12) Qty 220
Timely inspections at destination, Afghan National Army Ammunition Depot (22 Bunkers) (3/14/12) Qty 220
End User Confirms Delivery and Provides COD (3/30/12) Qty 220

**2.6.2.1 Letter of Commitment**

Todd Maritime Services International, the Bulova freight forwarder for the nonstandard arms and munitions "Letter of Commitment" is shown in **FIGURE 2.6.2.1-1**.

**2.6.3 Shipping Requirements**

There is extensive experience between the manufacturing companies and Bulova's NSW team in dealing with freight forwarders and particularly Todd Maritime. It is essential to clearly understand the weights and dimensions of each suppliers shipping configuration in order to determine the correct Transportation Plan and number of containers. This in-depth knowledge greatly reduces shipping risks and allows our freight forwarder the flexibility in scheduling. The shipment will be trucked from Romtehnica – Otenpeni Airport, Romania to Kabul, Afghanistan, sent by an IL-76 Air freight on a charter air flight, plane offloading, truck loading, escorted transport from KIA to 22 Bunkers; Security to be provided by TMSI's Afghan Security Group. Aside from familiarity with freight forwarders and Todd Maritime, the Bulova team has extensive experience moving military material including weapons, ammunition, and explosives. We clearly understand the risks associated with shipping and have established a comprehensive plan that represents the best possible balance of cost and risk.

In dealing with international logistics, especially the import/export of arms and munitions, each country involved has its own unique approval processes and required documentation. Many countries have more than one "approving authority" agency and therefore export applications must take numerous parallel paths to ensure that the required documentation is in place to make the connections with the planned modes of transport. In addition, these country specific requirements are subject to change, thus the companies dealing in international logistics must continually investigate updates to customs, export, and other logistics laws and regulations.

Upon receipt of an original EUC, each supplier applies to their government export agency for any necessary permits, approvals, and/or clearances required for handling the movement/shipment of the weapons from supplier to the port or final destination. This process takes approximately 3 months after receipt of the original end user certificate. To assist in the many activities that are required to assure timely and efficient shipping, Bulova will contract with an experienced logistics company for transportation services. Their scope of work begins with receiving and loading of the cargo into the containers and ends when the material is successfully delivered to its final destination and the Delivery Verification Certificate is provided to Bulova. Todd Maritime Services International is recognized as a leading hazardous materials freight forwarder providing extensive global coverage for all transport services.

An experienced logistics company manages and integrates the efforts of multiple logistics providers as the customer's single point of contact. They will be our single point of contact for all transportation needs to include import/export documentation, securing cargo and war risk insurance, communicating delivery schedules, and contracting with freight forwarders.

Using Todd Maritime as a third party shipping solution allows:

- Comprehensive carrier selection, negotiation, and management
- Rates analysis and comparison
- Load optimization
- Enhanced technology and supply chain visibility
- Improved customer service offerings
- Contingency Plans for all transport modes
- Allows companies to focus on core competencies
- A more strategic and scientific approach to logistics challenge
- Deliveries directly to Afghan National Army Ammunition Depot, Pol-e Charki, Afghanistan

Based on previous experiences, Bulova has defined the shipping risks and have put the necessary controls in place to manage all risk elements. These risks and controls are defined as follows:

- Delays in export licensing process – Bulova will provide precise wording for End User Certificates to the US Government to expedite the End User Certificate process and subsequent export licensing process.

**FIGURE 2.6.2.1-1 Todd Maritime Services International Letter of Commitment**

*TODD MARITIME SERVICES, LLC*
475 PARK AVENUE SOUTH, 23RD FLOOR
NEW YORK, NY 10016

August 11, 2011

Mr. Bill Mitrik
Bulova Technologies Group, Inc.
19337 US Highway 19 North, Suite 525
Clearwater, FL 33761

Subject: Letter of Commitment

Reference: Subject, RFQ W15QKN-11-T-8336; BPA Contract Number, W15QKN-11-A-0527; Todd Maritime Services International; Quotation Dated August 11, 2011

Dear Bill Mitrik:

Todd Maritime Services International (TMSI) is pleased to confirm that we are committed to the successful execution of the Non-standard Weapons in the referenced Contract Number.

Our quotation, referenced above, is valid for 90 days from the date of your August 16, 2011 government submission date. Our rates in the quotation are valid for the entire duration of the contract and options as delineated in our stated offer.

Todd Maritime Services provides a full service logistic capability. TMSI has delivered over 200 shipments of ammunition and weapons, delivering over 9,000 tons of hazardous materials successfully without issue.

TMSI has the proper relationship with all the origin country authorities, NATO and U.S Army authorities, and, have worked with all the suppliers identified in your request for quotation.

Thank you for the opportunity to be your freight forwarder on this very important program. We stand by to serve our armed forces, Army Sustainment Command and Bulova in the successful supply and delivery of these critical weapons.

Sincerely,

Richard Todd
President
Todd Maritime Services International

- Uncertainty of fuel prices – Bulova has been tracking fuel prices and has placed a fuel surcharge of 5% in our pricing in the event that fuel costs result in higher costs.
- Currency exchange rates – Bulova Corporate Headquarters monitors currency exchange rates in order to establish the rates at the time of purchase order placement.
- Supplier inability to meet promised delivery dates – The Bulova team works closely with each supplier to determine an effective capacity schedule. It is this schedule on which a charter aircraft will be ordered. In addition, we will establish secondary sources of supply to eliminate "single point failures".
- Unreliable trucks and shipping – Bulova works only with larger freight companies with sufficient backup trucks and aircraft to eliminate the risk associated with unreliable shipping vehicles.
- Customs delays – Bulova utilizes freight forwarder that are familiar with customs and immigration procedures for the supplier country as well as the country of final end use.

Poor synchronization of truck/aircraft schedules – Bulova will be in constant contact with the manufacturer's production facility in order to communicate accurate supplier delivery schedules. In the event of a slipped delivery schedule, Todd Maritime Services will cancel and reschedule the shipment as early in the process as possible in order to minimize impacts.

**2.6.3.1 Permits (local, state or national)**

Permitting or customs clearance will be the responsibility of our freight forwarder. They will process all forms required for timely customs clearance. They will provide information regarding destination, authority for export, bill of lading, receiver information, and other documentation as necessary to the source country customs personnel to assure timely movement of all weapons. The Transportation Plan is simple for this flight. It is a direct flight from Otopeni to Kabul. There will be no tech stops enroute. TMSI will procure the standard AMCC Kabul landing clearance and call sign. No special Romanian exemptions are required.

**2.6.3.2 Approvals/Clearances for Delivery to Destination**

Our freight forwarder, Todd Maritime Services International, will comply with all requirements of the Local Operating Procedures of Romania and will arrange for all approvals or clearances for delivery. Specifically, our team will obtain all approvals and clearances.

**2.6.3.3 Process for Obtaining Permits, Approvals and/or Clearances**

In order to obtain the necessary export documentation and permitting, Bulova must provide each supplier with an executed original EUC, a notarized copy of the US Government contract, our articles of incorporation, and an executed purchase order.

Bulova will prepare and deliver 5 days after receipt of contract to the contracting officer specific language for Romtehnica. Information required will be consistent with the instructions contained on form DSP-83, Non Transfer and Use Certificate. It is highly important that the EUC be signed and stamped (certified with raised stamp if possible) by the Ministry of Foreign Affairs of the country of the End User. The supplier must receive the original EUC.

**2.6.4 Export and Transportation Plan**

Bulova acknowledges the requirement to complete and provide the Export and Transportation Plan. The Export and Transportation Plan will be submitted no later than 7 days after award of contract.

**2.7 Product Assurance Verification**

**2.7.1 Quality Assurance**

Our partner on this program, Romtehnica, utilizing Uzina Mecanica Cugir as the manufacturer, is a premier manufacturer of weapons in Romania. Romtehnica has more than 35 years of experience in the International defense trade and has built a world-wide reputation for a comprehensive range of weapons and weapons systems. They can conduct all negotiations in order to conclude export contracts on behalf of the Romanian Ministry of National Defense and other government organizations. They also operate under full compliance with international regulations while under the supervision of the Romanian government agencies for export control.

### 2.7.2 ISO 9001:2008 Compliance

Bulova's Quality Management System (QMS) is steeped in traditional quality assurance management techniques dating back to MIL-Q-8958A. The program was originally updated to ISO 9001 and last summer was revised to meet the requirements of ISO 9001:2008. We were certified to ISO 9001:2008 by NQA-USA in December 2010. Our certificate is reproduced as **FIGURE 2.7.2-1**. Romtehnica's quality management system is attested under quality system SR EN ISO 9001. The Cugir manufacturing facility is certified to ISO 9001 by TUV, has recently successfully undergone their recertification audit, and are currently awaiting delivery of their new certificate. Their prior certificate is reproduced as **FIGURE 2.7.2-2.**

### 2.7.3 Description of Management Structure

The Bulova QMS provides direction and guidance for all departments in the organization. Responsibility for product quality resides with Bulova's Corporate Vice President of Quality Assurance, Mr. William A. Mitrik, Jr. This function is totally autonomous and reports directly to President and CEO, Mr. Stephen L. Gurba. Mr. Mitrik's organization includes quality managers, inspection supervisors, and inspectors that handle all the classic quality functions and responsibilities. The Quality organization is dotted line to any program with direct reporting requirements to Mr. Mitrik.

Mr. Mitrik works very closely with Program Management, Engineering, and Supply Chain Management to coordinate all activities on a munitions program from the onset of the proposal to the inspection and acceptance of the last lot of material. This would include, but not be limited to, pre-award surveys, maintaining an Approved Supplier Listing (ASL), suppler audits including process audits, records review and analysis, in-process inspection, and final inspection and test.

The QMS also provides for a comprehensive supply chain management philosophy. Special attention is taken to precisely document what we want from our suppliers and all contractual flow-downs are included in the purchase order Quality flow-down provision to the supplier. All munitions will be source inspected by Bulova QA personnel prior to presentation to the US Government representative.

FIGURE 2.7.2-1 Bulova ISO Certificate

# Certificate of Registration

nqa global assurance

This is to certify that the Quality Management System of:

Bulova Technologies Ordnance Systems
193237 US Highway 19 N., Suite 525
Clearwater, FL 33764

Includes facility located at:

125 SE Swisher Road, Mayo, FL 32066

applicable to:

Manufacture and test of ammunition, explosive, and pyrotechnic devices and systems contracting management for defense applications

has been assessed and approved by
National Quality Assurance, U.S.A. against the provisions of:

ISO 9001:2008

For and on behalf
of NQA, USA, Acton, MA 01720

Certificate Number: 13612
EAC Code: 19
First Issued: December 12, 2010
Valid Until: December 12, 2013

ANAB

This approval is subject to the company maintaining its system to the required standard, which will be monitored by NQA, USA, an accredited organization under the ANSI-ASQ National Accreditation Board.

FIGURE 2.7.2-2 Cugir ISO Certificate

# CERTIFICATE

TÜV CERT

Management system as per
ISO 9001: 2000

Evidence of conformity with the above standard(s) has been furnished and is certified in accordance with TÜV CERT procedures for

Uzina Mecanica Cugir S.A.
Str. 21 Decembrie 1989 Nr. 1
RO-515600 Cugir, Jud. Alba

Scope
Design, manufacture, assembling, commissioning and sales of chains, automotive spare parts, tools, moulds, electromagnetic clutches and breaks, weapons, ammunition and other special products

Certificate Registration No. 12 100 6437
Audit Report No. 70000287

Valid until 2011-09-21

TÜV CERT Certification Body
of TÜV SÜD Management Service GmbH

Munich, 2008-09-10

This certification was conducted in accordance with the TÜV CERT auditing and certification procedures and is subject to regular surveillance audits.
TÜV SÜD Management Service GmbH · Ridlerstraße 65 · 80339 München · Germany www.tuev-sued.de/ms

TGA-ZM-10-96

TÜV SÜD Management Service

### 2.7.4 Subcontractor Process Flow Down

Supplier management is one of the most important elements of ISO 9001:2008 and a key element of successful contracting with the government. The QMS is only one element of an integrated supplier management system in which quality, procurement, engineering, finance, and senior management are all involved in a coordinated approach to supplier management. Bulova recognizes supplier management is of extreme importance on any program and addresses the control of suppliers in product and quality assurance procedures as part of its ISO 9001:2008 system. These procedures define supplier pre-award surveys, approved supplier listings, review of purchase requisitions, control of design changes, review and approval of plans of inspection, review and the development of Acceptance Inspection Equipment (AIE), supplier corrective action, and supplier quality system audits.

All potential suppliers receive a vendor survey from Bulova to determine the supplier's capabilities. Potential vendors of key components may be visited by Bulova personnel to assure capabilities. Once an acceptable survey has been completed by the potential supplier, they are placed on the "Approved Supplier Listing" (ASL) and purchase orders may then be placed with the company. Product acceptance rates, corrective action requests, issues with the supplier, etc., then become part of the supplier rating and may affect their ability to receive future awards. Bulova works with all suppliers to understand all the purchase order requirements, get the supplier to submit the best possible documentation to us, and develop supplier processes to provide a high quality product that will facilitate ease of assembly.

As part of the Initial Quality Planning process, Bulova QA personnel review the solicitation Statement of Work, the Master BPA Statement of Work, and the CDRL items for unique contractual requirements. Once the contractual requirements are understood, these are rewritten into the Bulova purchase order flow downs to the supplier. Bulova also adds any additional requirements that the company may want to impose. Once the subsequent contract is issued, QA personnel again review the pertinent sections to assure if anything is added it will be added to the purchase order requirements. This assures that all the contractual obligations will be met by the supplier and Bulova.

Bulova exercises supplier control through various methods. Include most if not all of the following listed requirements for the program:

- Mandatory notification of all tooling and process changes and modifications.
- A minimum mandatory C of C inspection (Critical I, Critical II, 100 & 200 series) and additional inspection of "300" series dimensions (Bulova defined - key functional characteristics).
- Dedicated inspection/test plans with additional specified requirements for all components.
- Mandatory measurement of SPC and/or key tool control characteristics.
- Required use of verification test units for measuring and test equipment.
- Mandatory material and product certifications on all delivered product.
- Routine Environmental Test Lab / Chemistry Lab review of most plated or treated parts (i.e. – salt spray testing, high humidity, gold/nickel thickness measurement).
- Mandatory packaging requirements listed on purchase orders.
- Routine auditing and on-site supplier survey reviews.

### 2.7.5 Manufacturer's Quality Acceptance Plan

Cugir, through Romtehnica, has a comprehensive quality acceptance plan for all products they manufacture in accordance with their ISO 9001 Quality Systems. They have internal policies, procedures, work instructions, and individual program plans for all programs they undertake. Their inspection and test plan identifies all in-process inspections, all final inspections, all non-destructive tests to be performed, and all destructive tests (including ballistics) required for a lot of munitions. Their Quality Acceptance plan will be submitted 30 days after award of contract in contractor's format per the RFP requirements.

## 2.7.6 Weapons Inspection Check List

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| **Item:** | | | | **TCN #:** | | | |
| **Contract #:** | | | | **CLIN #:** | | | |
| **FMS Case:** | | **Manufacturer:** | | | **Model:** | | |
| **Quantity:** | | **Year of Manufacture:** | | **Quantity Per SC:** | | **No. of SCs:** | |
| **Condition:** | ☐ New ☐ Un-issued Surplus ☐ Used Surplus | | | | **Remarks:** | | |
| ☐ Clean | ☐ No Corrosion | ☐ Light Lubricant | | ☐ No Heavy Preservative (Cosmoline) | | | |

| **Documents:** | | | | |
|---|---|---|---|---|
| | Packing list | ☐ | Storage history | ☐ |
| | Certificate of Conformity | ☐ | Article Data Card | ☐ |
| | Test Record | ☐ | Drawing of the markings | ☐ |
| | Record of in-process control | ☐ | Dimensions and marking of packing | ☐ |
| | Dimensions and marking of pallets | ☐ | Serial Numbers | ☐ |
| **SPTA: (per weapon)** | | ☐ | | ☐ |
| | | ☐ | | ☐ |
| | | ☐ | | ☐ |
| | | ☐ | | ☐ |
| | | ☐ | | ☐ |

| **Shipping Container/Pallet Marking:** | **SHIP TO:** | **Contractor:** | Bulova Technologies Ordnance<br>19337 US 19 North, Suite 525<br>Clearwater, Florida 33764<br>USA<br>+1 727 536 6601 (Phone)<br>+1 727 536 6665 (Fax) |
|---|---|---|---|

**Comments/Exceptions:**

| Date | Print Name | Title | Signature |
|---|---|---|---|
| | | | |

### 2.7.7 Weapons Acceptance Testing

Cugir, as part of its ISO 9001 quality system has documented acceptance procedures in place for all of its weapons programs. Acceptance of the DShK weapon is accomplished in accordance with Cugir Acceptance Test Procedure No. 27/03.03.2004, 12.7x108mm Machine Gun with Tripod and Carriage. The acceptance procedure is included as **FIGURE 2.7.7-1.**

### 2.7.8 Item Information and Certification Statement (IICS)

Bulova personnel understand the importance of the IICS and have developed their own that has worked well on other programs. The IISC was developed in accordance with the Master Statement of work paragraph 4.4 and includes the acknowledgement of DCMA acceptance at source and a signature line for the US Government Receiving Official. The IICS is included as **FIGURE 2.7.8-1.**

### 2.7.9 Small Arms Serialization Program (SASP)

The Small Arms Serialization Program will be flowed down to Romtehnica and Cugir as part of the Bulova purchase order documentation. Cugir always provides a serialization list linked to the packing carton number. Since these weapon systems will be new production, we are in total control of the serialization process.

Per Contractual requirements, Bulova personnel will provide the serial number listing to TACOM-LCMC-ILSC-Actions-SAMD@conus.army.mil at least five days prior to the weapons being shipped. We will also provide the LOGSA for SASP and the contract specialist within five days of shipping.

## 3.0 Technical Data

### 3.1 Packaging

Bulova will flow down all packing requirements, including spedific pacarding requirements, to Romtehnica via our purchase order requirements of the Product Specification.

All wood packaging materials not exempt from requirements will be heat treated to meet the requirements of the International Standards for Photosanitary Measures (ISPM)15. The wood shall be identified with certification markings as having been treated and a treatment certificate will be provided. The pallet markings shall be easily identifiable with markings on opposite stringers.

The pallets will have an all-weather placard on one side of the pallet/container with all information printed in English lettering that is clear, bold, and readily visble. The placard shall include the following information:

- Item nomenclature
- Weapons per box
- Boxes per pallet
- Total items per pallet
- Gross weight of pallet
- Contractor
- Contract number
- Contract line item number (CLIN)
- Lot number
- Transportation control number (TCN)
- Ship to address

The placard will be in addtion to the standard container markings that apply.

FIGURE 2.7.7-1 Acceptance Test Procedure

## ACCEPTANCE TEST PROCEDURE NO. 27 / 03.03.2004
## 12,7 × 108 mm MACHINE GUN WITH TRIPOD AND CARRIAGE

1. Scope

This procedure is to establish the proof technique for 12,7 × 108 Machine Gun with tripod and carriage named „product" in following text. The procedure will be performed in the presence of the buyer, at his special request, and do not substitute the Q.C. procedure of the producer.

2. Submission of products

The products lot shall be submitted, after complete of all test by the seller Quality Control Department, ready for delivery.

3. Lot identification

Each lot of products shall be identified according with the marking establish by the buyer and supplier in the contract or other document.

4. Examination and test

The seller and the buyer appoint a „Committee" that will perform or assist at Technical Test and Firing Test.

4.1. Technical test

4.1.1. The Committee will check the correct number of wooden boxes and the correct marking on the boxes, according with the Contract.

4.1.2. One product packed in two boxes will be select from submitted lot at random, will be unpacked and examine for:

- Comprise, according with packing list;
- Surface aspect and integrity of protection film;
- Easy mounting and dismounting of the gun on tripod and on carriage, using just supplied tools along with the product, and easy moving in firing positions.

4.2. Firing test

The firing test will be performed with the selected product that fulfilled the technical test.

4.2.1. Automat function and casualty test.

With the machine gun mounts on tripod will be fired 30 rounds in short burst of 3-5 rounds.

Is not allowed blocking of gun or parts breaking.

FIGURE 2.7.7-1 Acceptance Test Procedure (cont.)

**27 / 03.03.2004 – continue**

4.2.2. Accuracy test

With the machine gun mounted on carriage, one serie of four rounds will be fired, fire by fire, in a target placed at 100 m away from gun muzzle. Minimum 3 bullet holes from 4 must be inside of a circle with 20 cm diameter, and the center with 9 cm above aiming point. The ground sight will be set at the mark „3".

5. Recording of data

The results sell be recorded on a Protocol that will be signed by the „Committee" (art.4).

**FIGURE 2.7.8-1 NSW IICS**

BT ORDNANCE SYSTEMS

## ITEM INFORMATION AND CERTIFICATION STATEMENT (IICS)

***Purpose:** To document visual inspection of materials in terms of kind, count and condition for OCONUS sourced items. At the source, a visual inspection shall be performed by DCMA Quality Assurance Representative (QAR) or other designated U.S. Government representative. No shipment can be made prior to source inspection unless approved by the Contracting Officer. At destination, a U.S. Government representative will perform a kind, count and condition inspection of the shipment and sign for receipt of the items on the IICS. The signed IICS is used to confirm constructive delivery of contract required materials.*

***INSPECTORS SHOULD MAINTAIN A COPY OF THE SIGNED FORM AND RETURN THE ORIGINAL TO BULOVA TECHNOLOGIES***

| Date: | Contract #: | TCN: |
|---|---|---|
| | | |
| **Contractor/Address/Telephone:** | **Supplier/Origin/Telephone:** | **Final Destination/POC** |
| Bulova Technologies Ordnance<br>19337 US 19 North, Suite 525<br>Clearwater, FL 33762<br>USA<br>+1 727 536-6601 | | |

| CLIN | Item Description | Quantity | Pallets/SC | Year of Mfg | Lot Number |
|---|---|---|---|---|---|
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |

| Air Carrier/PPR # | Bill of Lading # | Shipment # |
|---|---|---|
| | | |

**SOURCE:** ***Acknowledgement of visual inspection at SOURCE on behalf of the U.S. Government.***

| Name | Title | Date | Signature |
|---|---|---|---|

**DESTINATION:** ***Acknowledgement of visual inspection (Kind, Count and Condition) and receipt of the items at final DESTINATION on behalf of the U.S. Government.***

| Name | Title | Date | Signature |
|---|---|---|---|

**DESTINATION:** ***Acknowledgement of visual inspection (Kind, Count and Condition) and receipt of the items at final DESTINATION on behalf of the Government of Iraq.***

| Name | Title | Date | Signature |
|---|---|---|---|

**Control # ____________________**

### 3.2 Packaging Details

The packaging details are provided in **TABLE 3.2-1**.

**TABLE 3.2-1 Packaging Details**

**PACKING LIST**
**220 DShK**

| Crt. No. | Item denomination | Quantity (pcs) | No. of Cases (pcs) | No of pallets (pcs) | Pallet dimensions (mm) | | | volume (cm) | Gross weight (kg) | |
|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | L | l | H | | Unit | Total |
| N/A | DsHk M 12.7X108 mm Heavy Machine Gun w accessories, spare parts and barrel, adjustable tri-pod for infantry use, ammo belts, cleaning kits, operators manuals | 220 | 216 | 36 | 1,650 | 1,120 | 1,410 | 93.900 | 1,059.00 | 38,124.00 |
| | | | 4 | 1 | 1,650 | 560 | 880 | 1.626 | 624.00 | 624.00 |
| TOTAL | | 220 | 220 | 37 | | | | 95.526 | | 38,748.00 |

**PACKING LIST**
**290 DShK**

| Crt. No. | Item denomination | Quantity (pcs) | No. of Cases (pcs) | No of pallets (pcs) | Pallet dimensions (mm) | | | volume (cm) | Gross weight (kg) | |
|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | L | l | H | | Unit | Total |
| N/A | DsHk M 12.7X108 mm Heavy Machine Gun w accessories, spare parts and barrel, adjustable tri-pod for infantry use, ammo belts, cleaning kits, operators manuals | 290 | 288 | 48 | 1,650 | 1,120 | 1,410 | 125.880 | 1,059.00 | 50,832.00 |
| | | | 2 | 1 | 1,650 | 560 | 880 | 1.626 | 324.00 | 324.00 |
| TOTAL | | 290 | 290 | 49 | | | | 127.506 | | 51,156.00 |

## 4.0 Past Performance

Bulova Technologies Ordnance Systems offers 4 Department of Defense contracts for consideration of our past performance. These contracts fulfill the definition of recent and relevant (items that have been produced utilizing the same manufacturing processes, essential skills, and unique techniques). These contracts, listed in **TABLE 4.0-1**, have been awarded as either contracts or delivery order additions to ID/IQ contracts.

Bulova's partner Romtehnica, utilizing their Uzina Mecanica Cugir division as the manufacturer to supply the requested items, provides the best solution for this program. Romtehnica has already successfully produced a significant quantity of the DShK, 12.7x108mm Machine Gun Systems. The required facilities, PCDs, inspection equipment, SPC Plans, and mature robust manufacturing processes are in place. Uzina Mecanica Cugir as the manufacturer is a premier manufacturer of weapons in Romania. Uzina Mecanica Cugir is well known and has been validated by its past production approach and is currently in production. Uzina Mecanica Cugir has production experience on all items. Based on Bulova's Team recent/relevant performance record, the Government is offered a high expectation that the Bulova will successfully perform the required effort of this solicitation.

**TABLE 4.0-1 List of Recent and Relevant Contracts**

| Contract Number | Description |
|---|---|
| W15QKN-11-A-0118<br>- Call Order 0001 | - Acquisition of Non Standard Ammunition and Ancillary Items<br>- Manage manufacture, inspection, and delivery of Medium Caliber Ammunition, 11 Items |
| W15QKN-11-A-0527<br>- Call Order 0001 | - Acquisition of Various Commercial, Foreign, Non-standard, and U.S. Obsolete Weapons<br>- Manage manufacture, inspection, and delivery of XM Receivers |
| W91CRB-09-C-0014 | -Manage manufacture, inspection, and delivery of Soviet style new production weapons to our allied forces in Iraq |
| W91CRB-06-C-0032 | -Overhaul and Delivery of BMP-1 Armored Vehicles |

## 4.1 Description of Recent and Relevant Contracts

### Contract W15QKN-11-A-0118 Acquisition of Non Standard Ammunition and Ancillary Items

This Blanket Purchase Agreement contract is for call orders up to $6,500,000 each. The period of performance of this agreement is five (5) years. All ammunition shall meet the requirements and verification procedures of the General Specification for Non Standard Ammunition and requires purchasing of materials, source and receiving inspection, shipping and logistics, material management, licensing, and final testing.

| Non Standard Ammunitions – Contract W15QKN-11-A-0118 | |
|---|---|
| Name of Contracting Activity/Commercial Firm | U.S. Army Contracting Command<br>Picatinny Contracting |
| Contract Number | W15QKN-11-A-0118 |
| Contract Type | Firm, Fixed Price |
| Total Contract Value | $ Unlimited, Each call order up to $6,500,000 |
| Description of Work | Manage manufacture, inspection, and delivery of Acquisition of Non Standard Ammunition and Ancillary Items |
| Place of Performance | Clearwater, FL |
| Date of Award | 27 JAN 2011 |
| Performance Status | Open |
| Extent of Subcontracting | Extensive. Requires suppliers in Eastern Europe Countries |
| NSN | Not Applicable |
| Part Number | Not Applicable |
| Nomenclature | Various |

| Contract Points of Contact | Name | Phone Number | Email Address |
|---|---|---|---|
| Contracting Officer | John Fox | 973-724-3104 | john.fox@us.army.mil |
| Contract Specialist | Sean McAvoy | 973-724-8763 | sean.mcavoy1@us.army.mil |

**Problems Encountered on Contract**
No Problems encountered on this program.

**Corrective Action Request**
No Corrective Action Requests were issued on these programs.

**First Pass Acceptance**
No acceptance conduct

**Contract W15QKN-11-A-0118 DO-0001 Acquisition of Non Standard Munitions and Accessories**
This Blanket Purchase Agreement contract DO-0001 is for medium caliber ammunition Linking Machines, Links, Belts, API-T, API, AP and AP-T, and 57mm Aviation Rocket. All ammunition must meet the requirements and verification procedures of the General Specification for Non Standard Ammunition and requires purchasing of materials, source and receiving inspection, shipping and logistics, material management, licensing, and final testing.

| Non Standard Ammunitions – Contract W15QKN-11-A-0118; Call Order 0001 | | | |
|---|---|---|---|
| Name of Contracting Activity/Commercial Firm | U.S. Army Contracting Command Picatinny Contracting | | |
| Contract Number | W15QKN-11-A-0118 | | |
| Contract Type | Firm, Fixed Price | | |
| Total Contract Value | $ 579,914.35 | | |
| Description of Work | Manage manufacture, inspection, and delivery of Medium Caliber Ammunition, 11 Items | | |
| Place of Performance | Clearwater, FL | | |
| Date of Award | 09 AUG 2011 | | |
| Performance Status | Open | | |
| Extent of Subcontracting | Requires 3 suppliers in Eastern Europe Countries of Bulgaria and Romania | | |
| NSN | Not Applicable | | |
| Part Number | Not Applicable | | |
| Nomenclature | Various | | |
| Contract Points of Contact | Name | Phone Number | Email Address |
| Contracting Officer | William Coolbaugh | 973-724-8115 | william.coolbaugh@us.army.mil |
| Contract Specialist | Sean McAvoy | 973-724-8763 | sean.mcavoy1@us.army.mil |

**Problems Encountered on Contract**
No Problems encountered on this program.

**Corrective Action Request**
No Corrective Action Requests were issued on these programs.

**First Pass Acceptance**
No acceptance conduct

**Contract W15QKN-11-A-0527 Acquisition of Various Commercial, Foreign, Non-standard, and U.S. Obsolete Weapons**
This Blanket Purchase Agreement contract is for call orders up to $6,000,000 each. The period of performance of this agreement is five (5) years. Acquisition of Various Commercial, Foreign, Non-standard, and U.S. Obsolete Weapons and requires purchasing of materials, source and receiving inspection, shipping and logistics, material management, licensing, and final testing.

| Non Standard Weapons – Contract W15QKN-11-A-0527 | | | |
|---|---|---|---|
| Name of Contracting Activity/Commercial Firm | U.S. Army Contracting Command<br>Picatinny Contracting | | |
| Contract Number | W15QKN-11-A-0527 | | |
| Contract Type | Firm, Fixed Price | | |
| Total Contract Value | $ Unlimited, Each call order up to $6,500,000 | | |
| Description of Work | Manage manufacture, inspection, and delivery of Acquisition of Various Commercial, Foreign, Non-standard, and U.S. Obsolete Weapons | | |
| Place of Performance | Clearwater, FL | | |
| Date of Award | 03 FEB 2011 | | |
| Performance Status | Open | | |
| Extent of Subcontracting | Extensive. Requires suppliers in Eastern Europe Countries | | |
| NSN | Not Applicable | | |
| Part Number | Not Applicable | | |
| Nomenclature | 1. Russian and former Soviet Bloc weapons to include the AK47, AKM47, AK74, RPK, RPD, PK, PKM, DShK, KPV, NSV, YAK-B, Makarov, Tokarev, SKS, SVD, FPK, RPG-7, 82mm Mortars, GP-25/30 grenade launchers.<br>2. Other major foreign army and police weapons to include the FN-FAL, AR18, SAR-21, H&K G3, HK21, HK53, MP5, MG3, BHP, Glock 17/19, Model 61 (Skorpion), Uzi, M10, Sterling, Sten, PM12, MPi 69, FAMAS, AUG, L85, SA-80, Galil, Valmet, 550/1/2, P90, and Ultimax.<br>3. Uncommon or obsolete U.S. weapons to include the 1903 Springfield, 1911, BAR, 1919, M1/M1a1 and M3 submachine guns, M1 and M2 carbines, and M79.<br>4. Other commercial or para-military weapons | | |
| Contract Points of Contact | Name | Phone Number | Email Address |
| Contracting Officer | John Fox | 973-724-3104 | john.fox6@us.army.mil |
| Contract Specialist | Deborah Renne | 973-724-8718 | Deborah.renne@us.army.mil |

**Problems Encountered on Contract**
No Problems encountered on this program.

**Corrective Action Request**
No Corrective Action Requests were issued on these programs.

**First Pass Acceptance**
No acceptance conduct

**Contract W15QKN-11-A-0527 DO-0001 Acquisition and Delivery of XM Receivers**

This contract meets the definition of recent as the contract was in process within 3 years from the closing date of the solicitation. It also meets the definition of relevant since it requires purchasing of materials, source and receiving inspection, shipping and logistics, material management, licensing, and final testing.

| Non Standard Weapons – Contract W15QKN-11-A-0527/0001 | | | |
|---|---|---|---|
| Name of Contracting Activity/Commercial Firm | U.S. Army Contracting Command Picatinny Contracting | | |
| Contract Number | W15QKN-11-A-0527 DO-0001 | | |
| Contract Type | Firm, Fixed Price | | |
| Total Contract Value | $ 4,199 | | |
| Description of Work | Manage manufacture, inspection, and delivery of XM Receivers | | |
| Place of Performance | Clearwater, FL | | |
| Date of Award | 13 JUN 2011 | | |
| Performance Status | Closed | | |
| Extent of Subcontracting | Manage the purchase, quality acceptance and shipment of weapon components from Remington | | |
| NSN | Not Applicable | | |
| Part Number | Not Applicable | | |
| Nomenclature | Various | | |
| Contract Points of Contact | Name | Phone Number | Email Address |
| Contracting Officer | Morgan Ross | 973-724-3504 | morgan.ross@us.army.mil |
| Contract Specialist | Sean McAvoy | 973-724-8763 | sean.mcavoy1@us.army.mil |

**Problems Encountered on Contract**

Remington did not have in stock the correct vapor barrier bag required by Bulova to assure adequate preservation. Bulova provided expedited freight deliver at the company's expense to improve the delivery schedule. Bulova was one (1) week late in delivering the XM Receivers.

**Corrective Action Request**

No Corrective Action Requests were issued on these programs.

**First Pass Acceptance**

First pass acceptance on these programs is 100%.

**Contract W91CRB-09-C-0014 - Acquisition and Delivery of Soviet Style Weapons**
This contract meets the definition of recent and relevant. It also meets the definition of relevant since it requires purchasing of materials, source and receiving inspection, shipping and logistics, material management, licensing, and final testing. Bulova delivered over 50% of the contract items on time. Bulova has filed a claim for wrongful termination at ASBCA- Docket # 57406.

| Non Standard Weapons – Contract W91CRB-09-C-0014 | | | |
|---|---|---|---|
| Name of Contracting Activity/Commercial Firm | U.S. Army RDECOM Acquisition Center | | |
| Contract Number | W91CRB-09-C-0014 | | |
| Contract Type | Firm, Fixed Price | | |
| Total Contract Value | $27M | | |
| Description of Work | Manage manufacture, inspection, and delivery of Soviet style new production weapons to our allied forces in Iraq. | | |
| Place of Performance | Clearwater, FL | | |
| Date of Award | 13 JAN 2009 | | |
| Performance Status | Closed | | |
| Extent of Subcontracting | Extensive. Requires suppliers in Eastern Europe Countries | | |
| NSN | Not Applicable | | |
| Part Number | Not Applicable | | |
| Nomenclature | PKM, NSV, RPK, PSL, 60mm Mortar, RPG | | |
| Contract Points of Contact | Name | Phone Number | Email Address |
| Contracting Officer | Carol Tyree | 410-306-1461 | carol.tyree@us.army.mil |
| Contract Manager | Lisa Yamakawa | 410-278-6129 | lisa.j.yamakawa@us.army.mil |
| Administrative Contracting Officer | Barbara Shover | 717-770-5065 | barbara.shover@us.army.mil |

**Problems Encountered on Contract**
1. Eastern European manufacturers require fully executed End User Certificates (EUC) provided by the end user prior to commencing production. This contract was awarded on 13 January, 2009. Valid end user certificates were anticipated within 60 days of contract award. Bulova was able to work closely with our supplier in Bulgaria and the U.S. Embassy in Bulgaria in order to ship 50% of the contract requirements ahead of contract schedule. Delayed valid end user certificates also impacted our supplier in Romania. In order to validate the supplied end user certificates, their end user certificate required in country Government assistance. This delay resulted in a delay in the manufacture of more than 3,000 PSL sniper rifles. In all cases, Bulova worked closely with the Government in order to assist in processing and handling the EUC's including working with the U.S. embassies in Bulgaria, Serbia, and Romania in order to assure fastest possible delivery.

2. Cost growths due to change in authority at Baghdad International Airport. During the week that Bulova was scheduled to deliver 5 aircraft of weapons, Iraqi officials notified Bulova's freight forwarder that an additional tax would be levied in order to prepare air clearance in Baghdad. Bulova's freight forwarder paid the necessary tax in order to assure timely arrival of the cargo and minimize cost impacts to the program.

3. Bulova received a corrective action request for failure to mark shipping containers correctly, prior to arrival of U.S. Government inspectors. In addition, Bulova received a corrective action request for failure to heat treat wood pallets for shipments destined for Iraq. These anomalies were corrected within 20 days after notification of the deficiencies by the customer.

**Corrective Action Request**
Bulova was issued corrective action request SE09-018 for failure to capture two deficiencies on Serbian NSV machine gun quantities. These deficiencies included inadequate placards on packing crates and failure of the supplier to heat treat wooden pallets.

Bulova immediately remedied these problems by having the supplier add the correct placards and by having the pallets heat treated.

**Adequacy of Corrective Actions**
This was a single shipment under this contract, and deficiencies were remedied immediately upon notification by the Government.

**First Pass Acceptance**
Bulova's first pass acceptance under this contract is 22 acceptable out of 23 inspections. The lone failure was due to insufficient placards on NSV Heavy Machine Gun finished goods and failure of the supplier to heat treat the wood packaging products prior to presentation to the customer. These issues were immediately remedied.

**Contract W91CRB-06-C-0032 - Acquisition, Overhaul, and Delivery of Infantry Fighting Vehicles**
This contract meets the definition of recent as the contract is currently in process. It also meets the definition of relevant since it requires purchasing of materials, source and receiving inspection, shipping and logistics, material management, licensing, and final testing.

| Soviet Style Armored Vehicles – Contract W91CRB-06-C-0032 | | | |
|---|---|---|---|
| Name of Contracting Activity/Commercial Firm | U.S. Army RDECOM Acquisition Center | | |
| Contract Number | W91CRB-06-C-0032 | | |
| Contract Type | FFP | | |
| Total Contract Value | $9.7M | | |
| Description of Work | Purchase and manage the overhaul of 110 each armored BMP infantry vehicles, weapons, and spare parts to include delivery to Iraq | | |
| Place of Performance | Clearwater, FL | | |
| Date of Award | AUG 2006 | | |
| Performance Status | Closed | | |
| Extent of Subcontracting | Extensive. Required suppliers in Eastern Europe Countries | | |
| NSN | Not Applicable | | |
| Part Number | Not Applicable | | |
| Nomenclature | BMP-1 and BMP-1k Infantry Fighting Vehicles | | |
| Contract Points of Contact | Name | Phone Number | Email Address |
| Contracting Officer | Susan Greider | 410-278-0872 | susan.greider@us.army.mil |
| Contract Manager | Carol Tyree | 410-306-1461 | carol.tyree@us.army.mil |
| Administrative Contracting Officer | Alyson Lancaster | 727-770-6422 | alyson.lancaster@DCMA.mil |

**Problems Encountered on Contract**
With final inspected and accepted product en route from Zhytomir, Ukraine to Odessa, Ukraine, Bulova was notified by the customer that cranes at the receiving end of the process were incapable of removing cargo to the platform from the boat. Bulova immediately notified our freight forwarder who scheduled a roll on, roll off, cargo vessel for pickup of the cargo at the Black Sea Port. With few vessels to choose from and cargo en route to the port, Bulova's freight forwarder chose the first available ship of this size and class to transport the cargo to Iraq. During transit, this vessel encountered mechanical problems (broken main engine crankshaft) and was tugged to Cyprus for evaluation. The vessel could not be repaired in a timely manner and required removing of the cargo for repairs so the cargo became "frustrated". Bulova and their freight forwarder made the decision to obtain a replacement ship since this would deliver the cargo to Iraq in the fastest manner. Prior to the ship failure, Bulova was 30 days ahead of schedule. The ship failure (Force Majeure) resulted in the program delivering 90 days late but with very acceptable cargo.

**Corrective Action Request**
No Corrective Action Requests were issued on these programs.

**First Pass Acceptance**
First pass acceptance on these programs is 100%.

# BPA Contract Number W15QKN-11-A-0527

BULOVA® TECHNOLOGIES GROUP, INC.

## DShK, 12.7x108mm Weapon System





DShK , 12.7x108mm Machine Gun | Spare barrel







Tripod | Ammunition Belt | Ammunition Can





Cleaning/tool kit | User Manuals

## RFQ: W15QKN-11–T-8336

**Amendment to Solicitation 9 Sept 2011**

**BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC PROPRIETARY**

# DShK, 12.7 x 108mm Machine Gun System Procurement

**Prepared By**

BULOVA®
TECHNOLOGIES ORDNANCE SYSTEMS LLC

**Bulova Technologies Ordnance Systems LLC**
**19337 US Hwy 19 North, Suite 525, Clearwater, FL 33764**
**(727) 536-6666 Office • (727) 536-6665 Facsimile**

**Point of Contact: John Gwynn**
**sdelgardo@bulovatech.com**

## Table of Contents

## Amendment to Solicitation 9 September 2011

# DShK, 12.7x108mm Machine Gun System

## 1.0 Narrative Discussions

Bulova Technologies Ordnance Systems LLC (Bulova) here in responds to the Governments request to provide a revised offer for the increased quantity of DShK, 12.7x108mm Machine Gun Systems from a range of 220-290 to the new range of 300-350. Bulova addressed this new requirement with our supply team to insure the **"Best Value"** offer is provided to the Government. The following key elements are provided to augment our initial proposal of 16 August 2011:

- Revised pricing that reflects the increased quantities and lower EURO-U.S. Dollar exchange rate.
- Revised delivery schedule that reflects Romtehnica's accelerated receipt of an in country export license.
- Revised logistics plan that will provide the maximum number of units delivered on the first aircraft.
- A **"strong"** current performance status on the Government's NSA ammunition Call Order 0001 with Bulgarian and Romanian suppliers. This similar Non Standard order is 30 to 60 days ahead of the original delivery schedule. Technical, Cost, and Schedule milestones are being achieved per the original program plan. The current schedule critical path is the receipt of the EUCs.

Bulova is confident the stated schedule can be achieved with the implementation of previously identified program actions to reduce critical path lead times.

## 2.0 Delivery Schedule

### 2.1 Item Number Deliverables

The revised delivery schedule for the DShK, 12.7x108mm Machine Gun System is provided in **TABLE 2.1-1**.

**TABLE 2.1-1 Delivery Schedule for DShK, 12.7x108mm Machine Guns System and Other Related Kit Items**

| Item # | Cartridge | 300-330 | | 331-350 | |
|---|---|---|---|---|---|
| | | Quantity | Bulova Delivery | Quantity | Bulova Delivery |
| 1 | DShK, 12.7x108mm Machine Gun | 84<br>216 | EUC + 26 days<br>EUC + 84 days | 102<br>248 | EUC + 26 days<br>EUC + 114 days |
| 2 | Spare barrel for DShK | 84<br>216 | EUC + 26 days<br>EUC + 84 days | 102<br>248 | EUC + 26 days<br>EUC + 114 days |
| 3 | Tripod, infantry/ground-mount style for DShK | 84<br>216 | EUC + 26 days<br>EUC + 84 days | 102<br>248 | EUC + 26 days<br>EUC + 114 days |
| 4 | Ammunition belts, 50 rounds, for DShK | 420<br>1080 | EUC + 26 days<br>EUC + 84 days | 510<br>1240 | EUC + 26 days<br>EUC + 114 days |
| 5 | Ammunition cans for DShK | 252<br>648 | EUC + 26 days<br>EUC + 84 days | 306<br>744 | EUC + 26 days<br>EUC + 114 days |
| 6 | Cleaning/tool kit for DShK | 84<br>216 | EUC + 26 days<br>EUC + 84 days | 102<br>248 | EUC + 26 days<br>EUC + 114 days |
| 7 | English Language Operator's Manuals for DShK | 84<br>216 | EUC + 26 days<br>EUC + 84 days | 102<br>248 | EUC + 26 days<br>EUC + 114 days |
| 8 | Dari Language Operator's Manuals for DShK | 84<br>216 | EUC + 26 days<br>EUC + 84 days | 102<br>248 | EUC + 26 days<br>EUC + 114 days |
| 9 | English Language Direct Support And General Support Manuals for DShK | 84<br>216 | EUC + 26 days<br>EUC + 84 days | 102<br>248 | EUC + 26 days<br>EUC + 114 days |
| 10 | Dari Language Direct Support And General Support Manuals for DShK | 84<br>216 | EUC + 26 days<br>EUC + 84 days | 102<br>248 | EUC + 26 days<br>EUC + 114 days |
| 11 | Electronic copies of all manuals listed above | 84<br>216 | EUC + 26 days<br>EUC + 84 days | 102<br>248 | EUC + 26 days<br>EUC + 114 days |

### 2.2 Compliance with Required Quantities and Delivery Schedules

The DShK, 12.7x108mm Machine Guns System and other related kit items will be produced in Romania. All items are new production. The "Weapons Condition Certification" letter is shown in **FIGURE 2.2-1**. The risks to the soldier with using "New Surplus Unissued" with unknown quality conformity are eliminated.

**FIGURE 2.2-1 DShK, 12.7x108mm Machine Gun System Weapons Condition Certification**

**C.N. ROMTEHNICA S.A.**
NATIONAL COMPANY
6 Bucharest – ROMANIA, 5C Timisoara Blvd. – 061301
Com.Reg.No. J40/7550/2001; Fiscal Code: 472771
Phone: +40 (21) 318 50 04; Fax: +40 (21) 318 50 00 / 318 50 35
e-mail : [illegible]
www.romtehnica.com.ro

SIMTEX-OC
[illegible] C.2733.1

No. 716 /8 September 2011

From: C.N. Romtehnica S.A.
5C, Timisoara Blvd., 061301
Bucharest 6
Romania

TO WHOM IT MAY CONCERN

**Subject:** **Acquisition of Foreign Weapons**

**Item:** **Qty 300-350 DShKM, 12.7 x 108mm Machine Gun, including Infantry Tripod, Spare Barrel, plus complete spare parts and accessories kit (including ammunition belts / cans, user manual, etc.), as per requested and our offer no. SVE/AH/219 / 08.09.2011**

**End User:** **USG / Afghanistan**

We hereby certify our intent to provide new manufactured weapons (2011-2012 production), as mentioned above, to the U.S. Government upon confirmation of an award and upon receipt of a confirmed purchase order.

Sincerely,
Ion Nedeloiu

Sales Manager
C.N. Romtehnica S.A.

### 3.0 Pricing

The Revised Pricing Schedule for the RFP W15QKN-11-T-8336 NSW DShK, 12.7x108mm Machine Gun System weapons call order is provided in **TABLE 3.0-1**. Bulova's offer is to provide all items as new production. All items will be packaged and unitized separately.

Freight price includes all road permits and transit permits. The shipment will be trucked from Romtehnica to Otenpeni Airport, Romania to Kabul, Afghanistan. A quantity of 300 to 330 gun systems will be made with 2 aircraft, one AN-12 and one IL76. A quantity of 331 to 350 will require 2 IL76 aircraft. Freight will be transported on chartered air flights, offloaded the plane(s), truck loaded, and escorted from KIA to 22 Bunkers. Security will be provided by TMSI's Afghan Security Group. Aside from familiarity with freight forwarders and Todd Maritime, the Bulova team has extensive experience moving military material including weapons, ammunition, and explosives.

### 3.1 Offer Valid Period

Bulova's proposal will remain valid through 03 November 2011.

### 4.0 Transportation Plan

The transportation Bulova intends to use for the requirement of this solicitation is shown in **FIGURE 4.0-1.** This revised logistics plan provides the maximum number of units delivered on the first aircraft.

### 5.0 Past Performance

Bulova offers a brief update of our performance on the Picatinny Arsenal Contract W15QKN-11-A-0118, Call Order 0001 for the Acquisition of Non Standard Ammunition and Ancillary Items. On site meetings with our suppliers in Europe has allowed us to provide the necessary draft Technical Specifications and confirm expected schedule deliveries. This similar Non Standard order is 30 to 60 days ahead of the original delivery schedule. Technical, Cost, and Schedule milestones are being achieved per the original program plan. The current schedule critical path is the receipt of the EUCs. The 6 September 2011 NSA Status Report is provided in **FIGURE 5.0-1**.

**TABLE 3.0-1 Revised Pricing Schedule for DShK, 12.7x108mm Machine Gun Systems Weapons**

**Revised Price Summary - DShK, 12.7x108mm Machine Gun, Spare Barrels, and Accessories**
**BPA Contract Number W15QKN-11-A-0527**
**RFQ W15QKN-11-T-8336**

| Line Item | Description | FOB Origin | | FOB Origin | |
|---|---|---|---|---|---|
| | | Quantity | Unit Price $ | Quantity | Unit Price $ |
| | | | | | |
| 1 | DShK, 12.7x108mm Machine Gun | 300-330 | 11,603.76 | 331-350 | 11,583.77 |
| 2 | Spare Barrel for DShK | 300-330 | 1,146.21 | 331-350 | 1,144.12 |
| 3 | Tripod, infantry/ground-mount style for DShK | 300-330 | Not Separately Priced | 331-350 | Not Separately Priced |
| 4 | Ammunition belts, 50 rounds, for DShK | 1500-1650 | Not Separately Priced | 1655-1750 | Not Separately Priced |
| 5 | Ammunition cans for DShK | 900-990 | Not Separately Priced | 993-1050 | Not Separately Priced |
| 6 | Cleaning/tool kit for DShK | 300-330 | Not Separately Priced | 331-350 | Not Separately Priced |
| 7 | English Language Operator's Manuals | 300-330 | Not Separately Priced | 331-350 | Not Separately Priced |
| 8 | Dari Language Operator's Manuals | 300-330 | Not Separately Priced | 331-350 | Not Separately Priced |
| 9 | English Language Direct Support and General Support Manuals | 300-330 | Not Separately Priced | 331-350 | Not Separately Priced |
| 10 | Dari Language Direct Support and General Support Manuals | 300-330 | Not Separately Priced | 331-350 | Not Separately Priced |
| 11 | Electronic copies of all manuals listed above | 300-330 | Not Separately Priced | 331-350 | Not Separately Priced |
| | | | | | |
| | | | | | |
| Freight: Bucharest, Romania to Kabul, Afghanistan | | | 265,700.00 | | 330,200.00 |

FIGURE 4.0-1 Timeline of Process to Move NSW from Supplier to Final Destination Qty. 300-330


Advanced Requirements:
DDTC Registration
DDTC Pre-Brokerage Authorization
Determine if EUC is Required
Subcontractor Request Export Licensing and In Country Transit Permitting
Todd Maritime Services coordinates air freight to AMCC Kabul, Afghanistan (landing clearance and call sign)
Transport by Surface to Otopeni Qty. 84
Submit signed DD250 into WAWF system Qty. 84
Transport by Surface to Otopeni Qty. 216
Timely inspections at destination, Afghan National Army Ammunition Depot (22 Bunkers) Qty. 216
1 Day
2 days
14 days
24 days
26 days
33 days
35 days
49 days
82 days
84 days
91 days
93 days
107 days
Obtain Signed EUC and Forward to Supplier
Transport by truck/air/truck Deliver to Kabul Qty. 84
Timely inspections at destination, Afghan National Army Ammunition Depot (22 Bunkers) Qty. 84
End User Confirms Delivery and Provides COD Qty. 84
Transport by truck/air/truck Deliver to Kabul Qty. 216
Submit signed DD250 into WAWF system Qty. 216
End User Confirms Delivery and Provides COD Qty. 216

FIGURE 4.0-1 Timeline of Process to Move NSW from Supplier to Final Destination Qty. 331-350


Advanced Requirements:
DDTC Registration
DDTC Pre-Brokerage Authorization
Determine if EUC is Required
Subcontractor Request Export Licensing and In Country Transit Permitting
Todd Maritime Services coordinates air freight to AMCC Kabul, Afghanistan (landing clearance and call sign)
Transport by Surface to Otopeni Qty. 102
Submit signed DD250 into WAWF system Qty. 102
Transport by Surface to Otopeni Qty. 248
Timely inspections at destination, Afghan National Army Ammunition Depot (22 Bunkers) Qty. 248
1 Day
2 days
14 days
24 days
26 days
33 days
35 days
49 days
112 days
114 days
121 days
123 days
137 days
Obtain Signed EUC and Forward to Supplier
Transport by truck/air/truck Deliver to Kabul Qty. 102
Timely inspections at destination, Afghan National Army Ammunition Depot (22 Bunkers) Qty. 102
End User Confirms Delivery and Provides COD Qty. 102
Transport by truck/air/truck Deliver to Kabul Qty. 248
Submit signed DD250 into WAWF system Qty. 248
End User Confirms Delivery and Provides COD Qty. 248

**FIGURE 5.0-1 NSA Status Report**

Contract#: W15QKN-11-A-0118-0001 As of Date: 9 September 2011

| CLIN | Case | Item | CLIN Quantity | Shipment Quantity | EUC Status | EUC Status Date | Exp Lic Date | TCN | Supplier | Source | Manufacturer | Origin | LAT | Tech Data Status | Estimated Availability Date | Estimated Delivery Date | Date Delivered | IICS | WWAF | DVC | Comments |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 0001AA | | 14.5x114mm Linking Machine | 2 | | Draft | 8/23/2011 | | | Romtehnica | Romania | S.C. U.M. Cugir S.A. | Romania | | Will Submit 9-12-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0002AA | | 14.5x114mm Belts | 25 | | Draft | 8/23/2011 | | | Romtehnica | Romania | S.C. U.M. Cugir S.A. | Romania | | Will Submit 9-12-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0003AA | | 23x152mm API-T | 4000 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0003AB | | 23x152mm API-T | 1500 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0004AA | | 23x152mmAPI | 2800 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0005AA | | 23x152mm Linking Machine | 1 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Will Submit 9-12-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0005AB | | 23x152mm Linking Machine | 1 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Will Submit 9-12-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0006AA | | 23x152mm Links | 250 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0006AB | | 23x152mm Links | 250 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0007AA | | 30x165mm AP | 2800 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0008AA | | 30x165mm AP-T | 2500 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0008AB | | 30x165mm AP-T | 1000 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0008BA | | 30x165mm APT | 50 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0009AA | | 30x165mm Linking Machine | 1 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Will Submit 9-12-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0009AB | | 30x165mm Linking Machine | 1 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Will Submit 9-12-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0010AA | | 30x165mm Links | 250 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0010AB | | 30x165mm Links | 250 | | Draft | 8/23/2011 | | | Arsenal JSCo | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0011AA | | S-5KO 57mm Aviation Bombs | 100 | | Draft | 8/23/2011 | | | VMZ | Bulgaria | | | | Draft Submitted 9-6-11 | 2/13/2012 | 4/9/2012 | | | | | |
| 0011AB | | S-5KO 57mm Aviation Bombs | 100 | | Draft | 8/23/2011 | | | VMZ | Bulgaria | | | | Will Submit 9-12-11 | 2/13/2012 | 4/9/2012 | | | | | |

**Action Items:**

| Item # | Description | Status | Date Completed | Comments |
|---|---|---|---|---|
| G1: | PD-NSA to send Bulova document number for TCN - Sean McAvoy | Open | | |
| G2: | PD-NSA to send Bulova each customer name for the placard | Open | | |
| G3: | IPT meetings scheduled for Tues afternoons (time TBD), starting 13 Sep, 2011 | Pending 9/13/11 | | Scheduled for 13:30 EST 13 Sep, 2011 |
| B1: | Bulova to provide updated IMS to reflect actual TDP submission to USG | Open | | |
| B2: | Bulova to forward emails sent by Arsenal verifying EUC language | Completed | 9/1/2011 | |
| B3: | Bulova to provide to USG more detailed timeline on LAT's | Open | | |
| B4: | Bulova to update address for Romtehnica and verify site of inspection | Completed | 9/9/2011 | 515600, Cugir, Alba, Romania No. 1, 21 December 1989 street |
| B5: | Bulova to add CLINS to deliverable chart | Completed | 9/6/2011 | |
| B6: | IPT meetings scheduled for Tues afternoons (time TBD), starting 13 Sep, 2011 | Pending 9/13/11 | | Scheduled for 13:30 EST 13 Sep, 2011 |

## CONTRACT DISTRIBUTION

Contract: W15QKN11A0527
Modification:
Delivery/Task Order: 0003
Contractor: Bulova Technologies Ordnance

In accordance with FAR 4.201, the Contracting officer has distributed copies of the contract and/or modification on _23 Sept 2011__(within 10 working days) after execution by all parties.

A copy of the awarded contract and/or modification has been sent to the following parties via email.

__X__Contractor
__X__COR
____ Other: (please specify)

In accordance with PGI 204.2 Contract Distribution, the distribution of contract and modification is consistent with security directives. Contracts/and or modification was distributed electronically using Electronic Document Access (EDA) (http://eda.ogden.disa.mil) to the following offices.

__X_Designated DCMA
__X__Designated DFAS
____Designated Accounting Office (whose funds are cited in the contract)
____Designated DCAA
____Designated DSS (only if AA&E)
____Other: (please specify)

## SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

Offeror To Complete Block 12, 17, 23, 24, & 30

1. Requisition Number: SEE SCHEDULE

| 2. Contract No. | 3. Award/Effective Date | 4. Order Number | 5. Solicitation Number | 6. Solicitation Issue Date |
|---|---|---|---|---|
| W15QKN-11-A-0527 | 2011SEP23 | 0003 | | |

7. For Solicitation Information Call: A. Name: DEBORAH RENNE

B. Telephone Number (No Collect Calls): (973) 724-8716

8. Offer Due Date/Local Time:

9. Issued By — Code W15QKN
ARMY CONTRACTING COMMAND
ACC-PICA-ET
PICATINNY CONTRACTING CENTER

PICATINNY ARSENAL, NJ 07806-5000

e-mail: DEBORAH.RENNE@US.ARMY.MIL

10. This Acquisition Is ☐ Unrestricted OR ☐ Set Aside: % For ☐ Small Business ☐ Emerging Small Business ☐ 8(A) ☐ Hubzone Small Business ☐ Service-Disabled Veteran-Owned Small Business NAICS: 332994 Size Standard:

11. Delivery For FOB Destination Unless Block Is Marked ☐ See Schedule

12. Discount Terms

☒ 13a. This Contract Is A Rated Order Under DPAS (15 CFR 700)

13b. Rating DOAS

14. Method Of Solicitation ☐ RFQ ☐ IFB ☐ RFP

15. Deliver To — Code
SEE SCHEDULE

Telephone No.

16. Administered By — Code S1109A
DCMA ST. PETERSBURG
830 CENTRAL AVENUE
SUITE 500
ST. PETERSBURG FL 33701

SCD: C PAS: NONE

17. Contractor/Offeror — Code 4DHW8 — Facility
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
125 SOUTH EAST SWISHER RD
MAYO, FL 32066-6407

Telephone No. (386) 294-3634

☐ 17b. Check If Remittance Is Different And Put Such Address In Offer

18a. Payment Will Be Made By — Code HQ0338
DFAS-COLUMBUS CENTER
SOUTH ENTITLEMENT OPERATIONS
P.O. BOX 182264
COLUMBUS OH 43218-2264
1-800-756-4571 FAX 614-693-2224

18b. Submit Invoices To Address Shown In Block 18a Unless Block Below Is Checked ☐ See Addendum

| 19. Item No. | 20. Schedule Of Supplies/Services | 21. Quantity | 22. Unit | 23. Unit Price | 24. Amount |
|---|---|---|---|---|---|
| | SEE SCHEDULE | | | | FMS REQUIREMENT |

(Use Reverse and/or Attach Additional Sheets As Necessary)

25. Accounting And Appropriation Data: SEE CONTRACT ADMINISTRATION DATA

26. Total Award Amount (For Govt. Use Only): $4,784,961.50

☐ 27a. Solicitation Incorporates By Reference FAR 52.212-1, 52.212-4. FAR 52.212-3 And 52.212-5 Are Attached. Addenda ☐ Are ☐ Are Not Attached.

☒ 27b. Contract/Purchase Order Incorporates By Reference FAR 52.212-4. FAR 52.212-5 Is Attached. Addenda ☒ Are ☐ Are Not Attached.

☐ 28. Contractor Is Required To Sign This Document And Return ________ Copies to Issuing Office. Contractor Agrees To Furnish And Deliver All Items Set Forth Or Otherwise Identified Above And On Any Additional Sheets Subject To The Terms And Conditions Specified.

☐ 29. Award Of Contract: Ref. ________ Offer Dated ________. Your Offer On Solicitation (Block 5), Including Any Additions Or Changes Which Are Set Forth Herein, Is Accepted As To Items:

30a. Signature Of Offeror/Contractor

31a. United States Of America (Signature Of Contracting Officer)
/SIGNED/ Morgan S. Ross

30b. Name And Title Of Signer (Type Or Print)

30c. Date Signed

31b. Name Of Contracting Officer (Type Or Print)
MORGAN ROSS
MORGAN.ROSS@US.ARMY.MIL (973) 724-3504

31c. Date Signed: 2011SEP23

Authorized For Local Reproduction
Previous Edition Is Not Usable

Standard Form 1449 (Rev. 3/2005)
Prescribed By GSA-FAR (48 CFR) 53.212

| 19. Item No. | 20. Schedule Of Supplies/Services | 21. Quantity | 22. Unit | 23. Unit Price | 24. Amount |
|---|---|---|---|---|---|
| | | | | | |

32a. Quantity In Column 21 Has Been

☐ Received ☐ Inspected ☐ Accepted, And Conforms To The Contract, Except As Noted: ____________

| 32b. Signature Of Authorized Government Representative | 32c. Date | 32d. Printed Name and Title of Authorized Government Representative |
|---|---|---|
| 32e. Mailing Address of Authorized Government Representative | | 32f. Telephone Number of Authorized Government Representative |
| | | 32g. E-Mail of Authorized Government Representative |

| 33. Ship Number (Partial / Final) | 34. Voucher Number | 35. Amount Verified Correct For | 36. Payment ☐ Complete ☐ Partial ☐ Final | 37. Check Number |
|---|---|---|---|---|
| 38. S/R Account Number | 39. S/R Voucher Number | 40. Paid By | | |

| 41a. I Certify This Account Is Correct And Proper For Payment<br>41b. Signature And Title Of Certifying Officer | 41c. Date | 42a. Received By (Print) | |
|---|---|---|---|
| | | 42b. Received At (Location) | |
| | | 42c. Date Rec'd (YY/MM/DD) | 42d. Total Containers |

Standard Form 1449 (Rev. 4/2002) Back

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD | Page 2 of 8 |
|---|---|---|

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | (47) DSHK MACHINE GUNS & ACCESSORIES | 47 | EA | $ 12,727.89000 | $ 598,210.83 |
| | NSN: 9999-99-999-9999<br>NOUN: DSHK MACHINE GUN<br>SECURITY CLASS: Unclassified | | | | |
| | For the purchase of (47) DSHK Machine Guns and Accessories in accordance with SOW dated 26 July 2011, Delivered FOB Destination, 140 Days after receipt of signed EUC and Export License. | | | | |
| | (End of narrative A001) | | | | |
| | PRON: J51A0FGXEH PRON AMD: 02 ACRN: AA<br>AMS CD: UDR004<br>CUSTOMER ORDER NO: J51UDR04H1G5<br>FMS COUNTRY/CASE: G5/UDR | | | | |
| | Packaging and Marking | | | | |
| | Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination | | | | |
| | Deliveries or Performance<br>DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD<br>001 / BG5D4512349002 / TXWUDR / L / / 2<br>DEL REL CD / QUANTITY / DAYS AFTER AWARD<br>001 / 47 / 140 | | | | |
| | FOB POINT: Destination | | | | |
| | SHIP TO: Contact DCMA for shipping instructions | | | | |
| | CONTRACT/DELIVERY ORDER NUMBER<br>W15QKN-11-A-0527/0003 | | | | |
| 0002 | DELIVERY CHARGE FOR (47) DSHK MACHINE GUNS | 1 | EA | $ 44,341.14000 | $ 44,341.14 |
| | NSN: 9999-99-999-9999<br>NOUN: DSHK MACHINE GUN<br>SECURITY CLASS: Unclassified | | | | |
| | Delivery Charge for (47) DSHK Machine Guns and Accessories, Delivered FOB Destination, 140 Days after receipt of signed EUC and Export License. | | | | |

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | (End of narrative A001)<br><br>PRON: J51A0FGXEH PRON AMD: 02 ACRN: AA<br>AMS CD: UDR004<br>CUSTOMER ORDER NO: J51UDR04M1G5<br>FMS COUNTRY/CASE: GS/UDR<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination<br><br>Deliveries or Performance<br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>001 BG5D4512349002 TXWUDR L 2<br>DEL REL CD QUANTITY DAYS AFTER AWARD<br>001 1 0140<br><br>FOB POINT: Destination<br><br>SHIP TO: Contact DCMA for shipping instructions<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W15QKN-11-A-0527/0003 | | | | |
| 0003 | (303) DSHK MACHINE GUNS & ACCESSORIES<br><br>NSN: 9999-99-999-9999<br>NOUN: DSHK MACHINE GUN<br>SECURITY CLASS: Unclassified<br><br>For the purchase of (303) DSHK Machine Guns and Accessories in accordance with the SOW dated 26 July 2011, delivered FOB Destination, 140 days after receipt of signed EUC and Export License.<br><br>(End of narrative A001)<br><br>PRON: J51A3G20EH PRON AMD: 01 ACRN: AB<br>AMS CD: UE0002<br>CUSTOMER ORDER NO: J51W3980DC01<br>FMS COUNTRY/CASE: GS/UEO<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination | 303 | EA | $ 12,727.89000 | $ 3,856,550.67 |

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | Deliveries or Performance<br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>001 BG5C9503439003 TXXUEO L 2<br>PROJ CD BRK BLK PT<br>TG5C00<br>DEL REL CD QUANTITY DAYS AFTER AWARD<br>001 303 0140<br><br>FOB POINT: Destination<br><br>SHIP TO:<br>(TG5C00) CSTC-A SAO<br>ATTN SECURITY ASSISTANCE OFFICE<br>APO AE 09356<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W15QKN-11-A-0527/0003 | | | | |
| 0004 | DELIVERY CHARGE FOR (303) DSHK MACHINE GUNS<br><br>NSN: 9999-99-999-9999<br>NOUN: DSHK MACHINE GUN<br>SECURITY CLASS: Unclassified<br><br>Delivery Charge for (303) DSHK Machine Guns and Accessories, delivered 140 days after receipt of signed EUC and Export License.<br><br>(End of narrative A001)<br><br>PRON: J51A3G20EH PRON AMD: 01 ACRN: AB<br>AMS CD: UE0002<br>CUSTOMER ORDER NO: J51W3980DC01<br>FMS COUNTRY/CASE: G5/UEO<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination<br><br>Deliveries or Performance<br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>001 BG5C9503439003 TXXUEO L 2<br>PROJ CD BRK BLK PT<br>TG5C00<br>DEL REL CD QUANTITY DAYS AFTER AWARD<br>001 1 0140 | 1 | EA | $ 285,858.86000 | $ 285,858.86 |

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD |
|---|---|

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | FOB POINT: Destination<br><br>SHIP TO:<br>(TG5C00) CSTC-A SAO<br>ATTN SECURITY ASSISTANCE OFFICE<br>APO AE 09356<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W15QKN-11-A-0527/0003 | | | | |

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

PACKAGING AND MARKING

The shipping address for this call order will be the following address, as reflected in Paragraph 3, Section 3.1 of the Statement of 26 July 2011:

MAPAC TG5C00 (ANP WEAPONS AND AMMO)
AFGHAN NATL ARMY AMMO 22 BUNKERS
ATTN CSTC-A CJ4 DISTRI OFF ANP
TEL 070-068-8488 OR DSN 318 2373975
OFF JALALABAD RD E OF KMTC
POL-E CHARKI AFGHANISTAN

CASE: GS-B-UDR (Quantity-47) and CASE GS-B-UEO (Quantity-303)

Please ensure that the package(s) is marked for the Inspection and Acceptance POC found below:
Stephen M. Sims, CMSgt,
Email: Stephen.M.Sims@afghan.swa.army.mil
USAF phone number is 318 237-9892 or 0980.

Deliverables should be in accordance with Section 1.1 of the Statement of Work dated 26 July 2011. Delivery will take place 140 days after Contractor's receipt of signed EUC from US Government and Export License from the country of Romania.

WAWF POC for review and approval of IICS and Invoice:
Jeffrey Gould
Email: jeffrey.h.gould@us.army.mil
Phone: 973-724-5290
Fax: 973-724-2838

Item Information and Certification Statement must be filled out by Contractor, signed by Inspection and Acceptance POC and uploaded along with the invoice into the WAWF system.

In accordance with the Small Arms/Light Weapons Serialization Program (Attachment to SOW), a minimum of five working days prior to shipment, the contractor shall electronically submit the following to : lynn.a.burmeister.civ@mail.mil, Kristin.m.ruehlen.civ@mail.mil, Patrick.m.oakes.civ@mail.mil, Dolores.a.goniwiecha.ctr@mail.mil, PicaPMMSATechnical@conus.army.mil.

1. A listing of all serial numbers
2. Specific information regarding the upcoming shipment (date when shipment leaving and estimated date of arrival, bill of lading, vessel or air information etc.)

*** END OF NARRATIVE D0001 ***

## CONTINUATION SHEET

Reference No. of Document Being Continued

PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | OBLG STAT | JO NO | ACRN | | OBLIGATED AMOUNT |
|---|---|---|---|---|---|---|
| 0001 | J51A0FGXEH UDR004 J51UDR04M1G5 | 2 | 19ZFGX | AA | $ | 598,210.83 |
| 0002 | J51A0FGXEH UDR004 J51UDR04M1G5 | 2 | 19ZFGX | AA | $ | 44,341.14 |
| 0003 | J51A3G20EH UEO002 J51W3980DC01 | 2 | 19ZG20 | AB | $ | 3,856,550.67 |
| 0004 | J51A3G20EH UEO002 J51W3980DC01 | 2 | 19ZG20 | AB | $ | 285,858.86 |
| | | | | TOTAL | $ | 4,784,961.50 |

| ACRN | ACCOUNTING CLASSIFICATION | | OBLIGATED AMOUNT |
|---|---|---|---|
| AA | 9711 X8242GSO1X6V6V01UDR 00431E1G5S11116 | $ | 642,551.97 |
| AB | 9711 X8242GSO1X6V6V01UEO 00231E1G5S11116 | $ | 4,142,409.53 |
| | TOTAL | $ | 4,784,961.50 |

| LINE ITEM | ACRN | EDI/SFIS ACCOUNTING CLASSIFICATION | | | | | |
|---|---|---|---|---|---|---|---|
| 0001 | AA | 97110X0X8242GSO1 | W52H09 | X6V6V01UDR004 | 31E1J51A0FGXEH | 19ZFGX | S11116 |
| 0002 | AA | 97110X0X8242GSO1 | W52H09 | X6V6V01UDR004 | 31E1J51A0FGXEH | 19ZFGX | S11116 |
| 0003 | AB | 97110X0X8242GSO1 | W52H09 | X6V6V01UEO002 | 31E1J51A3G20EH | 19ZG20 | S11116 |
| 0004 | AB | 97110X0X8242GSO1 | W52H09 | X6V6V01UEO002 | 31E1J51A3G20EH | 19ZG20 | S11116 |

STATEMENT OF WORK FOR THE ACQUISITION OF FOREIGN WEAPONS
26 July 2011

## 1. DELIVERABLES

The contractor shall provide the following Weapons / Items:

- DShK, 12.7x108mm Machine Gun
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) weapon systems
    - Caliber: 12.7x108mm
    - Condition: New or unissued condition; manufactured within the last 5 years
    - Each system shall include: cradle for mounting to tripod

- Spare barrel for DShK
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) spare barrels
    - Condition: New or unissued condition; manufactured within the last 5 years

- Tripod, infantry/ground-mount style for DShK
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) tripods
    - Condition: New or unissued condition

- Ammunition belts, 50 rounds, for DShK
    - Quantity: Ranging from one thousand one hundred to one thousand four hundred fifty (1100-1450)
    - Condition: New or unissued condition

- Ammunition cans for DShK
    - Quantity: Ranging from six hundred sixty to eight hundred seventy (660-870)
    - Condition: New or unissued condition

- Cleaning/tool kit* for DShK
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) complete kits
    - Condition: New or unissued condition
    - Each kit will contain the following:
        a. Bag, equipment
        b. Bag, spare parts
        c. Rod, cleaning
        d. Hammer
        e. Combo tool
        f. Wrench barrel
        g. Brush chamber
        h. File, three square, #2 cut
        i. Reamer, 4mm x 70mm OAL
        j. Reamer, 20mm x 84mm OAL
        k. Reamer, double ended, 2.5mm & 3.5mm x 110mm OAL

l. Drift, small, 4mm x 120mm OAL
m. Drift, large, 4mm x 150mm OAL
n. Rod, handle for reamers
o. Locking lever, left
p. Locking lever, right
q. Reamer, 6mm x 100mm OAL
r. Extractor, Qty 2
s. Firing pin extension, Qty 2
t. Ejector, Qty 2
u. Firing pin, Qty 2
v. Keeper, piston retaining pin, Qty 6
w. Pin, firing pin retaining, Qty 2
x. Pin, ejector retaining, Qty 2
y. Pin, extractor retaining, Qty 2
z. Pin, piston retaining, Qty 6
aa. Spring, extractor, Qty 2
ab. 1 pair of heat resistant gloves for changing the barrel (not shown in Figure 1).

- English Language Operator's Manuals for DShK
  - o Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - o Condition: New or New Surplus Unissued
    Operator manual, in English, describing basic operation and maintenance for the user.

- Dari Language Operator's Manuals for DShK
  - o Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - o Condition: New or New Surplus Unissued
    Operator manual, in Dari, describing basic operation and maintenance for the user.

- English Language Direct Support And General Support Manuals for DShK
  - o Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - o Condition: New or New Surplus Unissued
    Operator manual, in English, describing Direct Support and General Support maintenance operations.

- Dari Language Direct Support And General Support Manuals for DShK
  - o Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - o Condition: New or New Surplus Unissued
    Operator manual, in Dari, describing Direct Support and General Support maintenance operations.

- Electronic copies of all manuals listed above
    - Mailing address:
      Jeffrey Gould
      RDAR-WSW-F
      BLDG. 67
      Picatinny Arsenal, NJ 07806
    - E-mail: jeffrey.h.gould@us.army.mil

*Unless noted above all quantities are one. See Picture of Tool Kit Contents (Figure 1).


a
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g
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i
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Figure 1: Cleaning/Tool Kit

2. **REQUIREMENTS**

**2.1. Information to be Submitted with Proposal**

2.1.1. List of all items being proposed, weapons, accessories, kits, etc. as described in the Deliverables paragraph.

2.1.2. Provide names and addresses of the offeror's supplier(s). Provide written certification from supplier(s) that they intend to supply the offeror with the items should the award be made.

2.1.3. Provide name, address, and country of the original manufacturer.

2.1.4. Provide certification that the deliverables are in the condition required as stated above.

2.1.5. Date of manufacture.

2.1.6. Delivery schedule based on delivery after receipt of the signed End User Certificate (EUC).

2.1.7. Past performance information as listed in section 4.

**2.2. Additional Supporting Information and Documentation**

For each weapon supplied to the US Government, the Contractor shall provide the following information and documentation.

2.2.1. **Manufacturer's Acceptance Data** - showing what tests were performed and the results of those tests to include Proof House data certifying that the weapon was manufactured to safely and reliably fire live ammunition.

2.2.2. **Serial Number** - also see section 3.3 as it relates to serial numbers and marking of weapons.

2.2.3. **Manufacturer's Quality Acceptance Plan** - submit 30 days after award of contract in contractor's format.

2.2.4. **Export and Transportation Plan** - submit 7 days after award of contract. The plan shall address how the Contractor will transport the weapons from supplier to point of transfer of possession to the U.S. Government in Afghanistan. The plan shall also address each source country's export requirements and processes.

**2.3. Safety**

All weapons shall safely function.

**2.4. Workmanship**

2.4.1. **Metal Defects**

The weapons and/or accessories shall be free of folds, wrinkles, deep scratches, scaly metal, dents, burrs, sharp edges, and other defects.

2.4.2. **Foreign Matter**

The weapons and/or accessories shall be free of corrosion, stains, discoloration, dirt, and smears of lacquer.

2.4.3. **Condition**

Weapons and/or accessories offered will be in the condition required as stated above.

## 3. MARKING AND PACKAGING REQUIREMENTS

### 3.1. Shipping Address

The contractor shall package and ship all procured items to the address listed below:

Afghan National Army Ammunition Depot (22 Bunkers)
Attn: CSTC-A/CJ4 Distribution Officer (ANP)
Tel: 070-068-8488/DSN 318-237-3975
(Off Jalalabad road, east of Kabul Military Training Center (KMTC))
Pol-e Charki, Aghanistan

### 3.2. Additional Labeling

All items must be shipped with a placard no smaller than 18"x18" and visible on all sides of the pallet or container in clear, bold English letters stating the following.

The units are to be packaged and labeled as follows:

THESE ITEMS ARE ALLOCATED FOR A NEW AFGHAN NATIONAL POLICE CASE: G5-B-UEO

TCN: ******-****-*****

The TCN number(s) will be provided upon contract award.

### 3.3. General Guidelines

Unless otherwise indicated in this Statement of Work, BPA clause JM&L 193, Commercial Packaging Requirements, applies to this requirement.

#### 3.3.1. Item Unique Identification (IUID)

DFARS clause 252.211.7003 related to IUID also applies to this requirement.

#### 3.3.2. Small Arms Serialization Program (SASP)

Serial numbers must use exclusively English alphanumeric characters comprised of Roman letters (A, B, C, and so forth) and Arabic numerals (1, 2, 3, and so forth). In the case that an existing serial number contains other characters (non-English alphanumeric) that can be translated into an alphanumeric equivalent, the translated serial number will be permanently inscribed on the weapons. When an existing serial number cannot be translated, a different, acceptable, serial number will be assigned and inscribed in accordance with above guidance. In accordance with AR 710-3, Chapter 4, Paragraph B, the contractor is required to complete submissions to LOGSA for SASP within five days of action/shipping. Please refer to the Accountability Instructions (Attachment 001). The contractor is also required to submit a copy of their submission to the contract specialist using contact information provided in the contemplation letter.

For all shipments to Afghanistan, or when specifically requested for other countries, the contractor is required to provide serial numbers to TACOM-LCMC-ILSC-Actions-SAMD@conus.army.mil at least 5 days prior to the weapons being shipped.

## 4. PAST PERFORMANCE

The following information pertaining to past performance is to be submitted with the proposal.

### 4.1. Contract References

Offerors shall submit a list containing no more than five (5) relevant Government and non-Government contract references of contracts that were awarded within the last three (3) years. Each listed reference shall include the following information.

- 4.1.1. **Contract number**
- 4.1.2. **Type**
- 4.1.3. **Dollar value**
- 4.1.4. **Place of performance**
- 4.1.5. **Date of award**
- 4.1.6. **Whether performance is on-going or complete**
- 4.1.7. **Extent of subcontracting**
- 4.1.8. **Points of contact** (at least two for each contract) to include names, phone numbers, and e-mail addresses

Relevancy refers to contract awards for the same or similar items. Offerors shall provide a specific narrative explanation of each contract listed describing the objectives achieved and detailing how the effort is relevant to the efforts described in the offeror's technical proposal. For any contract listed that did not/do not meet original schedule or technical performance requirements, provide a brief explanation of the reason(s) for the shortcoming and any corrective action(s) taken to avoid recurrence.

### 4.2. Relevant Past Performance

In addition, offerors shall submit information related to their past performance on relevant efforts for state and local Government, private sector clients, subcontracts, and team or joint efforts. If offerors have no relevant past performance information, past performance information for their key personnel and/or key subcontractors shall be submitted. Be advised that the Government may use past performance information obtained from sources other than those identified by the offeror.

## 5. PROPOSAL EVALUATION

Selection of the successful offeror shall be made following an evaluation of proposals received based on the information called for in this Statement of Work.

The evaluation of the proposals in response to this solicitation will be based on four factors: Technical Acceptability, Delivery Schedule, Price and Past Performance.

Technical Acceptability will be evaluated on an acceptable or unacceptable basis as shown in the chart below. Technical performance beyond the minimal acceptable will not be given extra evaluation credit.

| Technical Acceptable/Unacceptable Ratings | |
|---|---|
| Rating | Description |
| Acceptable | Proposal clearly meets the minimum requirements of the solicitation. |
| Unacceptable | Proposal does not clearly meet the minimum requirements of the solicitation. |

Past performance information submitted by offerors will be evaluated and given a past performance rating based on the following assessment chart:

| Rating | Description |
|---|---|
| Substantial Confidence | Based on the offeror's recent/relevant performance record, the Government has a high expectation that the offeror will successfully perform the required effort. |
| Satisfactory Confidence | Based on the offeror's recent/relevant performance record, the Government has a reasonable expectation that the offeror will successfully perform the required effort. |
| Limited Confidence | Based on the offeror's recent/relevant performance record, the Government has a low expectation that the offeror will successfully perform the required effort. |
| No Confidence | Based on the offeror's recent/relevant performance record, the Government has no expectation that the offeror will successfully perform the required effort. |
| Unknown Confidence (Neutral) | No recent/relevant performance record is available or the offeror's performance record is so sparse that no meaningful confidence assessment rating can be reasonably assigned. |

The proposed price must include all transportation costs for FOB destination and be listed in US dollars.

Relative Order of Importance:
Delivery Schedule and Price will be evaluated utilizing a best value determination. Delivery schedule and Price are of equal importance. Delivery Schedule and Price are individually more important than Past Performance. Delivery Schedule, Past Performance and Price will be evaluated utilizing a best value determination. Delivery schedule and Past Performance are of equal importance. Delivery Schedule and Past Performance are individually more important than Price. Non-Price factors are significantly more important than price.

Small Arms/Light Weapons Serialization Program

The purpose of this document is to provide basic information and instruction to the contractor on the requirements of the Small Arms/Light Weapon Serialization Program (SA/LWSP).

1. Any Small Arms weapon manufactured under contract for the US Government is considered a sensitive item and requires tracking and controlling by serial number under the Small Arms/Light Weapons Serialization Program, to include reporting in accordance with DoD 4000.25-2-M (Military Standard Transaction Reporting and Accounting Procedures). The contractor is required to submit all Small Arms/Light Weapons Serialization Program (SA/LWSP) control transactions to the DOD Central Registry for recording as part of the mandatory requirements of this contract. This reporting shall be accomplished through the use of an 80 column Weapon Serial Number (WSN) transaction in accordance with data item description (DID)DI-MISC-80914B, as attached in section "J" of this solicitation.

2. Transactions can be submitted either by direct upload into WEB UIT or by e-mail with attached flat text file to the Logistics Support Activity (LOGSA).

   a. Direct upload into WEB UIT: Transactions shall be submitted via the internet using Web UIT at the following website:

      https://weblog.logsa.army.mil/uit/

      If contractor uploads the file directly in UIT, it is critical they ensure there are no rejects. The rejects will appear at the LOG IN page and correction procedures will be displayed. Contractors can verify a successful upload by querying by document number.

      **For access to WEB UIT, the contractor must submit a System Access Request (SAR), available at the WEB UIT main page. Justification comments should include the following: Serialization officer responsible for the WSN transactions into WEB UIT.*

   b. Contractors may also submit an electronic copy in flat text file (.txt) format as an attachment via email to LOGSA's mailbox: uit@logsa.army.mil. This is the preferred method of submission. LOGSA will send a verification e-mail for

successful uploads. Additionally, a copy of the text file will be forwarded via email to the contract specialist identified in the Issued By block on page one of the contract.

c. Transactions must be submitted as each lot is accepted by DCMA and shipped.

d. A CD containing all serial numbers shall be submitted to the contract specialist of record at the completion of this contract.

e. The contractor can contact LOGSA for any assistance required (uit@logsa.army.mil).

3. Weapon Serial Number (WSN) transaction types for new production weapons. Refer to DID DI-MISC-80914B for additional details.

a. One (SA/LWSP) "P" transaction (80 record position shall be furnished for each item shipped as new production to any DoD activity. The contractor is required to prepare three WSN control "P" transactions. One copy will provided to the UIT Central Registry (as indicated in para 2 above) and two additional copies will accompany the shipment documentation.

b. One (SA/LWSP) "F" transaction shall be furnished for each item shipped as new production for Foreign Military Sales (FMS) contracts and will be provided to the UIT Central Registry. Additional copies to accompany the shipment are not required.

c. One (SA/LWSP) "N" shall be furnished for each item shipped as new production for other government agencies or activities (non-DOD activities). This includes shipments to civilian activities and contractors. Transaction copies are not required to accompany weapon shipment.

4. Example of acceptable UIT input format

Sample.txt

5. 80 Column Card Data Entries

| COLUMN NAME | COLUMN POSITION | COLUMN WIDTH | Description | REMARKS |
|---|---|---|---|---|
| DIC | 1-3 | 3 characters | Document Identifier Code | Enter DSM for Small Arms |
| RIC | 4-6 | 3 characters | Routing Identifier Code | Enter AGT (LOGSA's RIC) |
| TRAC | 7 | 1 character | Transaction Code | "P" for production, "N" for Non-DoD shipments, "F" for FMS shipments |
| NSN | 8-20 | 13 characters | National Stock Number | Or Management Control Number (MCN) if applicable |
| BLANK1 | 21-22 | 2 characters | Local use | leave blank |
| LOCAL USE | 23-29 | 7 characters | Local use | leave blank |
| DOCUMENT NUM | 30-43 | 14 characters | MILSTRIP Document number | Specified in the contract, section B. |
| SUFFIX | 44 | 1 character | Suffix | If applicable, otherwise, leave blank |
| SUP_ADD | 45-50 | 6 characters | DoD Activity Address Code (DODAAC) | DODAAC Ship To; specified in contract, section B. |
| REPORTER | 51-56 | 6 characters | Reporting DODAAC | Enter manufacturer DODAAC identification. |
| SERIAL NUMBER | 57-67 | 11 characters | Weapon Serial Number (WSN) | Left justify, enter WSN + spaces for the data element |
| BLANK2 | 68 | 1 character | Local Use | Leave blank |
| OWNER | 69-74 | 6 characters | Owning DODAAC | Specified in the contract (same as reporting DODAAC) |
| BLANK3 | 75 | 1 character | Local use | Leave blank |
| TRANS_DATE | 76-80 | 5 characters | Transaction date in Julian format | Last two digits of calendar year and the Julian day of the year Ex 04060 |

6. Sample of UIT Input Document


DIC – Position 1-3
RIC – Position 1-3
TRAC – F or N to report FMS Shipments – Position 7
National Stock Number (NSN) – Position 8-20
Blank1 – Position 21-22
Local Use – Position 23 - 29
Document Number – Position 30-43
Suffix – Position 44
SUP_ADD (SHIP TO) DODAAC – Position 45-50
REPORTER (DODAAC) – Position 51-56
SERIAL NUMBER – Position 57-67
Blank – Position 68
Owner (DODAAC) – Position 69-74
Blank – Position 75
Trans_Date (Julian Date) – Position 76-80

```
DSMAGTP1005012310973       FD206080508011 FY1346CMA0K00000W581276 CMA0K0 09015
DSMAGTP1005012310973       FD206080508011 FY1346CMA0K00000W581460 CMA0K0 09015
DSMAGTP1005012310973       FD206080508011 FY1346CMA0K00000W581466 CMA0K0 09015
DSMAGTP1005012310973       FD206080508011 FY1346CMA0K00000W581608 CMA0K0 09015
DSMAGTP1005012310973       FD206080508011 FY1346CMA0K00000W582483 CMA0K0 09015
DSMAGTP1005012310973       FD206080508011 FY1346CMA0K00000W582514 CMA0K0 09015
```

Sample of UIT Input Document – Document should be created in text format.

## Stanley, Jennifer M CIV USARMY ACC (US)

**From:** Gould, Jeffrey H CIV USARMY ARDEC (US)
**Sent:** Wednesday, October 16, 2013 1:23 PM
**To:** Stanley, Jennifer M CIV USARMY ACC (US); Melendez, Louisa CIV USARMY ACC (US)
**Cc:** Apgar, Dona M (Donna) CIV USARMY ACC (US); Giovannoli, Paul CIV USARMY ACC (US)
**Subject:** FW: Solictation W15QKN 11-T-8336 DSHK (UNCLASSIFIED)
**Attachments:** W15QKN11A05270003 electronic signature.pdf; PM DShK Call Order SOW7-26-11(220-290).docx; Attachment_001(Small Arms Light Weapons Serialization Program Instructions)_20110118.docx

-----Original Message-----
From: Renne, Deborah CIV US USA
Sent: Friday, September 23, 2011 11:38 AM
To: sdelgardo@bulovatech.com
Cc: Ross, Morgan Miss CIV USA AMC; Gould, Jeffrey H Mr CIV USA
Subject: Solictation W15QKN 11-T-8336 DSHK (UNCLASSIFIED)

Classification: UNCLASSIFIED
Caveats: FOUO

Hello Stacy,

Attached is the call order award, SOW and Small Arms/Light Serialization Program for the above subject solicitation. Please contact me if you have any questions.

Regards,

Debbie

Deborah Renne

Contract Specialist

ACC-Picatinny

ACC-PICA-ET, Bldg. 10B

Picatinny Arsenal, NJ 07806

Office: 973-724-8718

Fax: 973-724-8464

Deborah.renne@us.army.mil

Classification: UNCLASSIFIED
Caveats: FOUO

**Small Arms/Light Weapons Serialization Program**

The purpose of this document is to provide basic information and instruction to the contractor on the requirements of the Small Arms/Light Weapon Serialization Program (SA/LWSP).

1. Any Small Arms weapon manufactured under contract for the US Government is considered a sensitive item and requires tracking and controlling by serial number under the Small Arms/Light Weapons Serialization Program, to include reporting in accordance with DoD 4000.25-2-M (Military Standard Transaction Reporting and Accounting Procedures). The contractor is required to submit all Small Arms/Light Weapons Serialization Program (SA/LWSP) control transactions to the DOD Central Registry for recording as part of the mandatory requirements of this contract. This reporting shall be accomplished through the use of an 80 column Weapon Serial Number (WSN) transaction in accordance with data item description (DID)DI-MISC-80914B, as attached in section "J" of this solicitation.

2. Transactions can be submitted either by direct upload into WEB UIT or by e-mail with attached flat text file to the Logistics Support Activity (LOGSA).

   a. Direct upload into WEB UIT: Transactions shall be submitted via the internet using Web UIT at the following website:

      https://weblog.logsa.army.mil/uit/

      If contractor uploads the file directly in UIT, it is critical they ensure there are no rejects. The rejects will appear at the LOG IN page and correction procedures will be displayed. Contractors can verify a successful upload by querying by document number.

      **For access to WEB UIT, the contractor must submit a System Access Request (SAR), available at the WEB UIT main page. Justification comments should include the following: Serialization officer responsible for the WSN transactions into WEB UIT.*

   b. Contractors may also submit an electronic copy in flat text file (.txt) format as an attachment via email to LOGSA's mailbox: uit@logsa.army.mil. This is the preferred method of submission. LOGSA will send a verification e-mail for

successful uploads. Additionally, a copy of the text file will be forwarded via email to the contract specialist identified in the Issued By block on page one of the contract.

c. Transactions must be submitted as each lot is accepted by DCMA and shipped.

d. A CD containing all serial numbers shall be submitted to the contract specialist of record at the completion of this contract.

e. The contractor can contact LOGSA for any assistance required (uit@logsa.army.mil).

3. Weapon Serial Number (WSN) transaction types for new production weapons. Refer to DID DI-MISC-80914B for additional details.

a. One (SA/LWSP) "P" transaction (80 record position shall be furnished for each item shipped as new production to any DoD activity. The contractor is required to prepare three WSN control "P" transactions. One copy will provided to the UIT Central Registry (as indicated in para 2 above) and two additional copies will accompany the shipment documentation.

b. One (SA/LWSP) "F" transaction shall be furnished for each item shipped as new production for Foreign Military Sales (FMS) contracts and will be provided to the UIT Central Registry. Additional copies to accompany the shipment are not required.

c. One (SA/LWSP) "N" shall be furnished for each item shipped as new production for other government agencies or activities (non-DOD activities). This includes shipments to civilian activities and contractors. Transaction copies are not required to accompany weapon shipment.

4. Example of acceptable UIT input format



Sample.txt

5. 80 Column Card Data Entries

| COLUMN NAME | COLUMN POSITION | COLUMN WIDTH | Description | REMARKS |
|---|---|---|---|---|
| DIC | 1-3 | 3 characters | Document Identifier Code | Enter DSM for Small Arms |
| RIC | 4-6 | 3 characters | Routing Identifier Code | Enter AGT (LOGSA's RIC) |
| TRAC | 7 | 1 character | Transaction Code | "P" for production, "N" for Non-DoD shipments, "F" for FMS shipments |
| NSN | 8-20 | 13 characters | National Stock Number | Or Management Control Number (MCN) if applicable |
| BLANK1 | 21-22 | 2 characters | Local use | leave blank |
| LOCAL USE | 23-29 | 7 characters | Local use | leave blank |
| DOCUMENT NUM | 30-43 | 14 characters | MILSTRIP Document number | Specified in the contract, section B. |
| SUFFIX | 44 | 1 character | Suffix | If applicable, otherwise, leave blank |
| SUP_ADD | 45-50 | 6 characters | DoD Activity Address Code (DODAAC) | DODAAC Ship To; specified in contract, section B. |
| REPORTER | 51-56 | 6 characters | Reporting DODAAC | Enter manufacturer DODAAC Identification. |
| SERIAL NUMBER | 57-67 | 11 characters | Weapon Serial Number (WSN) | Left justify, enter WSN + spaces for the data element |
| BLANK2 | 68 | 1 character | Local Use | Leave blank |
| OWNER | 69-74 | 6 characters | Owning DODAAC | Specified in the contract (same as reporting DODAAC) |
| BLANK3 | 75 | 1 character | Local use | Leave blank |
| TRANS_DATE | 76-80 | 5 characters | Transaction date in Julian format | Last two digits of calendar year and the Julian day of the year Ex 04060 |

6. Sample of UIT Input Document


DIC – Position 1-3
RIC – Position 1-3
TRAC – F or N to report FMS Shipments – Position 7
National Stock Number (NSN) – Position 8-20
Blank1 – Position 21-22
Local Use – Position 23 -29
Document Number – Position 30-43
Suffix – Position 44
SUP_ADD (SHIP TO) DODAAC – Position 45-50
REPORTER (DODAAC) – Position 51-56
SERIAL NUMBER – Position 57-67
Blank – Position 68
Owner (DODAAC) – Position 69-74
Blank – Position 75
Trans_Date (Julian Date) – Position 76-80

```
DSMAGTP1005012310973         FD206080508011 FY1346CMA0K00000W581276 CMA0K0 09015
DSMAGTP1005012310973         FD206080508011 FY1346CMA0K00000W581460 CMA0K0 09015
DSMAGTP1005012310973         FD206080508011 FY1346CMA0K00000W581466 CMA0K0 09015
DSMAGTP1005012310973         FD206080508011 FY1346CMA0K00000W581608 CMA0K0 09015
DSMAGTP1005012310973         FD206080508011 FY1346CMA0K00000W582483 CMA0K0 09015
DSMAGTP1005012310973         FD206080508011 FY1346CMA0K00000W582514 CMA0K0 09015
```

Sample of UIT Input Document – Document should be created in text format.

STATEMENT OF WORK FOR THE ACQUISITION OF FOREIGN WEAPONS
26 July 2011

**1. DELIVERABLES**

The contractor shall provide the following Weapons / Items:

- DShK, 12.7x108mm Machine Gun
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) weapon systems
    - Caliber: 12.7x108mm
    - Condition: New or unissued condition; manufactured within the last 5 years
    - Each system shall include: cradle for mounting to tripod

- Spare barrel for DShK
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) spare barrels
    - Condition: New or unissued condition; manufactured within the last 5 years

- Tripod, infantry/ground-mount style for DShK
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) tripods
    - Condition: New or unissued condition

- Ammunition belts, 50 rounds, for DShK
    - Quantity: Ranging from one thousand one hundred to one thousand four hundred fifty (1100-1450)
    - Condition: New or unissued condition

- Ammunition cans for DShK
    - Quantity: Ranging from six hundred sixty to eight hundred seventy (660-870)
    - Condition: New or unissued condition

- Cleaning/tool kit* for DShK
    - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) complete kits
    - Condition: New or unissued condition
    - Each kit will contain the following:
        a. Bag, equipment
        b. Bag, spare parts
        c. Rod, cleaning
        d. Hammer
        e. Combo tool
        f. Wrench barrel
        g. Brush chamber
        h. File, three square, #2 cut
        i. Reamer, 4mm x 70mm OAL
        j. Reamer, 20mm x 84mm OAL
        k. Reamer, double ended, 2.5mm & 3.5mm x 110mm OAL

l. Drift, small, 4mm x 120mm OAL
m. Drift, large, 4mm x 150mm OAL
n. Rod, handle for reamers
o. Locking lever, left
p. Locking lever, right
q. Reamer, 6mm x 100mm OAL
r. Extractor, Qty 2
s. Firing pin extension, Qty 2
t. Ejector, Qty 2
u. Firing pin, Qty 2
v. Keeper, piston retaining pin, Qty 6
w. Pin, firing pin retaining, Qty 2
x. Pin, ejector retaining, Qty 2
y. Pin, extractor retaining, Qty 2
z. Pin, piston retaining, Qty 6
aa. Spring, extractor, Qty 2
ab. 1 pair of heat resistant gloves for changing the barrel (not shown in Figure 1).

- English Language Operator's Manuals for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - Condition: New or New Surplus Unissued
    Operator manual, in English, describing basic operation and maintenance for the user.

- Dari Language Operator's Manuals for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - Condition: New or New Surplus Unissued
    Operator manual, in Dari, describing basic operation and maintenance for the user.

- English Language Direct Support And General Support Manuals for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - Condition: New or New Surplus Unissued
    Operator manual, in English, describing Direct Support and General Support maintenance operations.

- Dari Language Direct Support And General Support Manuals for DShK
  - Quantity: Ranging from two hundred twenty to two hundred ninety (220-290) each.
  - Condition: New or New Surplus Unissued
    Operator manual, in Dari, describing Direct Support and General Support maintenance operations.

- Electronic copies of all manuals listed above
    - Mailing address:
      Jeffrey Gould
      RDAR-WSW-F
      BLDG. 67
      Picatinny Arsenal, NJ 07806
    - E-mail: jeffrey.h.gould@us.army.mil

*Unless noted above all quantities are one. See Picture of Tool Kit Contents (Figure 1).


a
b
c
d
e
f
g
h
i
j
k
l
m
n
o
p
q
r
s
t
u
v
w
x
y
z
aa
Figure 1: Cleaning/Tool Kit

## 2. REQUIREMENTS

### 2.1. Information to be Submitted with Proposal

2.1.1. List of all items being proposed, weapons, accessories, kits, etc. as described in the Deliverables paragraph.

2.1.2. Provide names and addresses of the offeror's supplier(s). Provide written certification from supplier(s) that they intend to supply the offeror with the items should the award be made.

2.1.3. Provide name, address, and country of the original manufacturer.

2.1.4. Provide certification that the deliverables are in the condition required as stated above.

2.1.5. Date of manufacture.

2.1.6. Delivery schedule based on delivery after receipt of the signed End User Certificate (EUC).

2.1.7. Past performance information as listed in section 4.

### 2.2. Additional Supporting Information and Documentation

For each weapon supplied to the US Government, the Contractor shall provide the following information and documentation.

2.2.1. **Manufacturer's Acceptance Data** - showing what tests were performed and the results of those tests to include Proof House data certifying that the weapon was manufactured to safely and reliably fire live ammunition.

2.2.2. **Serial Number** - also see section 3.3 as it relates to serial numbers and marking of weapons.

2.2.3. **Manufacturer's Quality Acceptance Plan** - submit 30 days after award of contract in contractor's format.

2.2.4. **Export and Transportation Plan** - submit 7 days after award of contract. The plan shall address how the Contractor will transport the weapons from supplier to point of transfer of possession to the U.S. Government in Afghanistan. The plan shall also address each source country's export requirements and processes.

### 2.3. Safety

All weapons shall safely function.

### 2.4. Workmanship

#### 2.4.1. Metal Defects

The weapons and/or accessories shall be free of folds, wrinkles, deep scratches, scaly metal, dents, burrs, sharp edges, and other defects.

#### 2.4.2. Foreign Matter

The weapons and/or accessories shall be free of corrosion, stains, discoloration, dirt, and smears of lacquer.

#### 2.4.3. Condition

Weapons and/or accessories offered will be in the condition required as stated above.

## 3. MARKING AND PACKAGING REQUIREMENTS

### 3.1. Shipping Address

The contractor shall package and ship all procured items to the address listed below:

Afghan National Army Ammunition Depot (22 Bunkers)
Attn: CSTC-A/CJ4 Distribution Officer (ANP)
Tel: 070-068-8488/DSN 318-237-3975
(Off Jalalabad road, east of Kabul Military Training Center (KMTC))
Pol-e Charki, Aghanistan

### 3.2. Additional Labeling

All items must be shipped with a placard no smaller than 18"x18" and visible on all sides of the pallet or container in clear, bold English letters stating the following.

The units are to be packaged and labeled as follows:

THESE ITEMS ARE ALLOCATED FOR A NEW AFGHAN NATIONAL POLICE CASE: G5-B-UEO

TCN: ******-****-*****

The TCN number(s) will be provided upon contract award.

### 3.3. General Guidelines

Unless otherwise indicated in this Statement of Work, BPA clause JM&L 193, Commercial Packaging Requirements, applies to this requirement.

#### 3.3.1. Item Unique Identification (IUID)

DFARS clause 252.211.7003 related to IUID also applies to this requirement.

#### 3.3.2. Small Arms Serialization Program (SASP)

Serial numbers must use exclusively English alphanumeric characters comprised of Roman letters (A, B, C, and so forth) and Arabic numerals (1, 2, 3, and so forth). In the case that an existing serial number contains other characters (non-English alphanumeric) that can be translated into an alphanumeric equivalent, the translated serial number will be permanently inscribed on the weapons. When an existing serial number cannot be translated; a different, acceptable, serial number will be assigned and inscribed in accordance with above guidance. In accordance with AR 710-3, Chapter 4, Paragraph B, the contractor is required to complete submissions to LOGSA for SASP within five days of action/shipping. Please refer to the Accountability Instructions (Attachment 001). The contractor is also required to submit a copy of their submission to the contract specialist using contact information provided in the contemplation letter.

For all shipments to Afghanistan, or when specifically requested for other countries, the contractor is required to provide serial numbers to TACOM-LCMC-ILSC-Actions-SAMD@conus.army.mil at least 5 days prior to the weapons being shipped.

## 4. PAST PERFORMANCE

The following information pertaining to past performance is to be submitted with the proposal.

### 4.1. Contract References

Offerors shall submit a list containing no more than five (5) relevant Government and non-Government contract references of contracts that were awarded within the last three (3) years. Each listed reference shall include the following information.

- 4.1.1. **Contract number**
- 4.1.2. **Type**
- 4.1.3. **Dollar value**
- 4.1.4. **Place of performance**
- 4.1.5. **Date of award**
- 4.1.6. **Whether performance is on-going or complete**
- 4.1.7. **Extent of subcontracting**
- 4.1.8. **Points of contact** (at least two for each contract) to include names, phone numbers, and e-mail addresses

Relevancy refers to contract awards for the same or similar items. Offerors shall provide a specific narrative explanation of each contract listed describing the objectives achieved and detailing how the effort is relevant to the efforts described in the offeror's technical proposal. For any contract listed that did not/do not meet original schedule or technical performance requirements, provide a brief explanation of the reason(s) for the shortcoming and any corrective action(s) taken to avoid recurrence.

### 4.2. Relevant Past Performance

In addition, offerors shall submit information related to their past performance on relevant efforts for state and local Government, private sector clients, subcontracts, and team or joint efforts. If offerors have no relevant past performance information, past performance information for their key personnel and/or key subcontractors shall be submitted. Be advised that the Government may use past performance information obtained from sources other than those identified by the offeror.

## 5. PROPOSAL EVALUATION

Selection of the successful offeror shall be made following an evaluation of proposals received based on the information called for in this Statement of Work.

The evaluation of the proposals in response to this solicitation will be based on four factors: Technical Acceptability, Delivery Schedule, Price and Past Performance.

Technical Acceptability will be evaluated on an acceptable or unacceptable basis as shown in the chart below. Technical performance beyond the minimal acceptable will not be given extra evaluation credit.

| Technical Acceptable/Unacceptable Ratings | |
|---|---|
| Rating | Description |
| Acceptable | Proposal clearly meets the minimum requirements of the solicitation. |
| Unacceptable | Proposal does not clearly meet the minimum requirements of the solicitation. |

Past performance information submitted by offerors will be evaluated and given a past performance rating based on the following assessment chart:

| Rating | Description |
| --- | --- |
| Substantial Confidence | Based on the offeror's recent/relevant performance record, the Government has a high expectation that the offeror will successfully perform the required effort. |
| Satisfactory Confidence | Based on the offeror's recent/relevant performance record, the Government has a reasonable expectation that the offeror will successfully perform the required effort. |
| Limited Confidence | Based on the offeror's recent/relevant performance record, the Government has a low expectation that the offeror will successfully perform the required effort. |
| No Confidence | Based on the offeror's recent/relevant performance record, the Government has no expectation that the offeror will successfully perform the required effort. |
| Unknown Confidence (Neutral) | No recent/relevant performance record is available or the offeror's performance record is so sparse that no meaningful confidence assessment rating can be reasonably assigned. |

The proposed price must include all transportation costs for FOB destination and be listed in US dollars.

Relative Order of Importance:
Delivery Schedule and Price will be evaluated utilizing a best value determination. Delivery schedule and Price are of equal importance. Delivery Schedule and Price are individually more important than Past Performance. Delivery Schedule, Past Performance and Price will be evaluated utilizing a best value determination. Delivery schedule and Past Performance are of equal importance. Delivery Schedule and Past Performance are individually more important than Price. Non-Price factors are significantly more important than price.

**SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS**
Offeror To Complete Block 12, 17, 23, 24, & 30

1. Requisition Number: SEE SCHEDULE

2. Contract No.: W15QKN-11-A-0527

3. Award/Effective Date: 2011SEP23

4. Order Number: 0003

5. Solicitation Number:

6. Solicitation Issue Date:

7. For Solicitation Information Call: A. Name: DEBORAH RENNE — B. Telephone Number (No Collect Calls): (973)724-8718

8. Offer Due Date/Local Time:

9. Issued By — Code: W15QKN
ARMY CONTRACTING COMMAND
ACC-PICA-ET
PICATINNY CONTRACTING CENTER
PICATINNY ARSENAL, NJ 07806-5000

e-mail: DEBORAH.RENNE@US.ARMY.MIL

10. This Acquisition Is ☐ Unrestricted OR ☐ Set Aside: % For ☐ Small Business ☐ Emerging Small Business ☐ 8(A) ☐ Hubzone Small Business ☐ Service-Disabled Veteran-Owned Small Business NAICS: 332994 Size Standard:

11. Delivery For FOB Destination Unless Block Is Marked ☐ See Schedule

12. Discount Terms:

☒ 13a. This Contract Is A Rated Order Under DPAS (15 CFR 700)

13b. Rating: DOA5

14. Method Of Solicitation ☐ RFQ ☐ IFB ☐ RFP

15. Deliver To — Code:
SEE SCHEDULE

Telephone No.

16. Administered By — Code: S1109A
DCMA ST. PETERSBURG
830 CENTRAL AVENUE
SUITE 500
ST. PETERSBURG FL 33701

SCD: C PAS: NONE

17. Contractor/Offeror — Code: 4DHW8 — Facility:
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
125 SOUTH EAST SWISHER RD
MAYO, FL 32066-6407

Telephone No. (386)294-3634

☐ 17b. Check If Remittance Is Different And Put Such Address In Offer

18a. Payment Will Be Made By — Code: HQ0338
DFAS-COLUMBUS CENTER
SOUTH ENTITLEMENT OPERATIONS
P.O. BOX 182264
COLUMBUS OH 43218-2264
1-800-756-4571 FAX 614-693-2224

18b. Submit Invoices To Address Shown In Block 18a Unless Block Below Is Checked ☐ See Addendum

| 19. Item No. | 20. Schedule Of Supplies/Services | 21. Quantity | 22. Unit | 23. Unit Price | 24. Amount |
|---|---|---|---|---|---|
| | SEE SCHEDULE | | | | FMS REQUIREMENT |

(Use Reverse and/or Attach Additional Sheets As Necessary)

25. Accounting And Appropriation Data: SEE CONTRACT ADMINISTRATION DATA

26. Total Award Amount (For Govt. Use Only): $4,784,961.50

☐ 27a. Solicitation Incorporates By Reference FAR 52.212-1, 52.212-4. FAR 52.212-3 And 52.212-5 Are Attached. Addenda ☐ Are ☐ Are Not Attached.

☒ 27b. Contract/Purchase Order Incorporates By Reference FAR 52.212-4. FAR 52.212-5 Is Attached. Addenda ☒ Are ☐ Are Not Attached.

☐ 28. Contractor Is Required To Sign This Document And Return ________ Copies to Issuing Office. Contractor Agrees To Furnish And Deliver All Items Set Forth Or Otherwise Identified Above And On Any Additional Sheets Subject To The Terms And Conditions Specified.

☐ 29. Award Of Contract: Ref. ________________ Offer Dated ________. Your Offer On Solicitation (Block 5), Including Any Additions Or Changes Which Are Set Forth Herein, Is Accepted As To Items:

30a. Signature Of Offeror/Contractor:

31a. United States Of America (Signature Of Contracting Officer): /SIGNED/

30b. Name And Title Of Signer (Type Or Print):

30c. Date Signed:

31b. Name Of Contracting Officer (Type Or Print): MORGAN ROSS
MORGAN.ROSS@US.ARMY.MIL (973)724-3504

31c. Date Signed: 2011SEP23

| 19. Item No. | 20. Schedule Of Supplies/Services | 21. Quantity | 22. Unit | 23. Unit Price | 24. Amount |
|---|---|---|---|---|---|
| | | | | | |

32a. Quantity In Column 21 Has Been

☐ Received ☐ Inspected ☐ Accepted, And Conforms To The Contract, Except As Noted: ____________

| 32b. Signature Of Authorized Government Representative | 32c. Date | 32d. Printed Name and Title of Authorized Government Representative |
|---|---|---|
| 32e. Mailing Address of Authorized Government Representative | | 32f. Telephone Number of Authorized Government Representative<br>32g. E-Mail of Authorized Government Representative |

| 33. Ship Number<br>Partial / Final | 34. Voucher Number | 35. Amount Verified Correct For | 36. Payment<br>☒ Complete ☐ Partial ☐ Final | 37. Check Number |
|---|---|---|---|---|
| 38. S/R Account Number | 39. S/R Voucher Number | 40. Paid By | | |

| 41a. I Certify This Account Is Correct And Proper For Payment | | 42a. Received By (Print) | |
|---|---|---|---|
| 41b. Signature And Title Of Certifying Officer | 41c. Date | 42b. Received At (Location) | |
| | | 42c. Date Rec'd (YY/MM/DD) | 42d. Total Containers |

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | (47) DSHK MACHINE GUNS & ACCESSORIES | 47 | EA | $ 12,727.89000 | $ 598,210.83 |

NSN: 9999-99-999-9999
NOUN: DSHK MACHINE GUN
SECURITY CLASS: Unclassified

For the purchase of (47) DSHK Machine Guns and Accessories in accordance with SOW dated 26 July 2011, Delivered FOB Destination, 140 Days after receipt of signed EUC and Export License.

(End of narrative A001)

PRON: J51A0FGXEH PRON AMD: 02 ACRN: AA
AMS CD: UDR004
CUSTOMER ORDER NO: J51UDR04M1GS
FMS COUNTRY/CASE: G5/UDR

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | BG5D4512349002 | TXWUDR | L | | 2 |

| DEL REL CD | QUANTITY | DAYS AFTER AWARD |
|---|---|---|
| 001 | 47 | 140 |

FOB POINT: Destination

SHIP TO: Contact DCMA for shipping instructions

CONTRACT/DELIVERY ORDER NUMBER
W15QKN-11-A-0527/0003

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0002 | DELIVERY CHARGE FOR (47) DSHK MACHINE GUNS | 1 | EA | $ 44,341.14000 | $ 44,341.14 |

NSN: 9999-99-999-9999
NOUN: DSHK MACHINE GUN
SECURITY CLASS: Unclassified

Delivery Charge for (47) DSHK Machine Guns and Accessories, Delivered FOB Destination, 140 Days after receipt of signed EUC and Export License.

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | (End of narrative A001)<br><br>PRON: J51A0FGXEH PRON AMD: 02 ACRN: AA<br>AMS CD: UDR004<br>CUSTOMER ORDER NO: J51UDR04M1G5<br>FMS COUNTRY/CASE: G5/UDR<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination<br><br>Deliveries or Performance<br>DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD<br>001 BG5D45123490002 TXWUDR L 2<br>DEL REL CD / QUANTITY / DAYS AFTER AWARD<br>001 1 0140<br><br>FOB POINT: Destination<br><br>SHIP TO: Contact DCMA for shipping instructions<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W15QKN-11-A-0527/0003 | | | | |
| 0003 | (303) DSHK MACHINE GUNS & ACCESSORIES | 303 | EA | $ 12,727.89000 | $ 3,856,550.67 |
| | NSN: 9999-99-999-9999<br>NOUN: DSHK MACHINE GUN<br>SECURITY CLASS: Unclassified<br><br>For the purchase of (303) DSHK Machine Guns and Accessories in accordance with the SOW dated 26 July 2011, delivered FOB Destination, 140 days after receipt of signed EUC and Export License.<br><br>(End of narrative A001)<br><br>PRON: J51A3G20EH PRON AMD: 01 ACRN: AB<br>AMS CD: UE0002<br>CUSTOMER ORDER NO: J51W3980DC01<br>FMS COUNTRY/CASE: G5/UEO<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination | | | | |

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | Deliveries or Performance | | | | |
| | DOC REL CD: 001 / MILSTRIP: BG5C9503439003 / SUPPL ADDR: TXXUEO / SIG CD: L / MARK FOR: / TP CD: 2 | | | | |
| | PROJ CD: / BRK BLK PT: TG5C00 | | | | |
| | DEL REL CD: 001 / QUANTITY: 303 / DAYS AFTER AWARD: 0140 | | | | |
| | FOB POINT: Destination | | | | |
| | SHIP TO: (TG5C00) CSTC-A SAO, ATTN SECURITY ASSISTANCE OFFICE, APO AE 09356 | | | | |
| | CONTRACT/DELIVERY ORDER NUMBER W15QKN-11-A-0527/0003 | | | | |
| 0004 | DELIVERY CHARGE FOR (303) DSHK MACHINE GUNS | 1 | EA | $ 285,858.86000 | $ 285,858.86 |
| | NSN: 9999-99-999-9999<br>NOUN: DSHK MACHINE GUN<br>SECURITY CLASS: Unclassified | | | | |
| | Delivery Charge for (303) DSHK Machine Guns and Accessories, delivered 140 days after receipt of signed EUC and Export License. | | | | |
| | (End of narrative A001) | | | | |
| | PRON: J51A3G20EH PRON AMD: 01 ACRN: AB<br>AMS CD: UEO002<br>CUSTOMER ORDER NO: J51W3980DC01<br>FMS COUNTRY/CASE: G5/UEO | | | | |
| | Packaging and Marking | | | | |
| | Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination | | | | |
| | Deliveries or Performance | | | | |
| | DOC REL CD: 001 / MILSTRIP: BG5C9503439003 / SUPPL ADDR: TXXUEO / SIG CD: L / MARK FOR: / TP CD: 2 | | | | |
| | PROJ CD: / BRK BLK PT: TG5C00 | | | | |
| | DEL REL CD: 001 / QUANTITY: 1 / DAYS AFTER AWARD: 0140 | | | | |

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | FOB POINT: Destination<br><br>SHIP TO:<br>(TG5C00) CSTC-A SAO<br>ATTN SECURITY ASSISTANCE OFFICE<br>APO AE 09356<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W15QKN-11-A-0527/0003 | | | | |

PACKAGING AND MARKING

The shipping address for this call order will be the following address, as reflected in Paragraph 3, Section 3.1 of the Statement of 26 July 2011:

MAPAC TG5C00 (ANP WEAPONS AND AMMO)
AFGHAN NATL ARMY AMMO 22 BUNKERS
ATTN CSTC-A CJ4 DISTRI OFF ANP
TEL 070-068-8488 OR DSN 318 2373975
OFF JALALABAD RD E OF KMTC
POL-E CHARKI AFGHANISTAN

CASE: G5-B-UDR (Quantity-47) and CASE G5-B-UEO (Quantity-303)

Please ensure that the package(s) is marked for the Inspection and Acceptance POC found below:
Stephen M. Sims, CMSgt,
Email: Stephen.M.Sims@afghan.swa.army.mil
USAF phone number is 318 237-9892 or 0980.

Deliverables should be in accordance with Section 1.1 of the Statement of Work dated 26 July 2011. Delivery will take place 140 days after Contractor's receipt of signed EUC from US Government and Export License from the country of Romania.

WAWF POC for review and approval of IICS and Invoice:
Jeffrey Gould
Email: jeffrey.h.gould@us.army.mil
Phone: 973-724-5290
Fax: 973-724-2838

Item Information and Certification Statement must be filled out by Contractor, signed by Inspection and Acceptance POC and uploaded along with the invoice into the WAWF system.

In accordance with the Small Arms/Light Weapons Serialization Program (Attachment to SOW), a minimum of five working days prior to shipment, the contractor shall electronically submit the following to : lynn.a.burmeister.civ@mail.mil, Kristin.m.ruehlen.civ@mail.mil, Patrick.m.oakes.civ@mail.mil, Dolores.a.goniwiecha.ctr@mail.mil, PicaPMNSATechnical@conus.army.mil.

1. A listing of all serial numbers
2. Specific information regarding the upcoming shipment (date when shipment leaving and estimated date of arrival, bill of lading, vessel or air information etc.)

*** END OF NARRATIVE D0001 ***

**Name of Offeror or Contractor:** BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | OBLG STAT | JO NO | ACRN | | | OBLIGATED AMOUNT |
|---|---|---|---|---|---|---|---|
| 0001 | J51A0FGXEH<br>UDR004<br>J51UDR04M1G5 | 2 | 19ZFGX | AA | | $ | 598,210.83 |
| 0002 | J51A0FGXEH<br>UDR004<br>J51UDR04M1G5 | 2 | 19ZFGX | AA | | $ | 44,341.14 |
| 0003 | J51A3G20EH<br>UE0002<br>J51W3980DC01 | 2 | 19ZG20 | AB | | $ | 3,856,550.67 |
| 0004 | J51A3G20EH<br>UE0002<br>J51W3980DC01 | 2 | 19ZG20 | AB | | $ | 285,858.86 |
| | | | | | TOTAL | $ | 4,784,961.50 |

| ACRN | ACCOUNTING CLASSIFICATION | | | OBLIGATED AMOUNT |
|---|---|---|---|---|
| AA | 9711 X8242G501X6V6V01UDR 00431E1G5S11116 | | $ | 642,551.97 |
| AB | 9711 X8242G501X6V6V01UE0 00231E1G5S11116 | | $ | 4,142,409.53 |
| | | TOTAL | $ | 4,784,96[illegible] |

| LINE ITEM | ACRN | EDI/SFIS ACCOUNTING CLASSIFICATION | | | | | |
|---|---|---|---|---|---|---|---|
| 0001 | AA | 97110X0X8242G501 | W52H09 | X6V6V01UDR004 | 31E1J51A0FGXEH | 19ZFGX | S11116 |
| 0002 | AA | 97110X0X8242G501 | W52H09 | X6V6V01UDR004 | 31E1J51A0FGXEH | 19ZFGX | S11116 |
| 0003 | AB | 97110X0X8242G501 | W52H09 | X6V6V01UE0002 | 31E1J51A3G20EH | 19ZG20 | S11116 |
| 0004 | AB | 97110X0X8242G501 | W52H09 | X6V6V01UE0002 | 31E1J51A3G20EH | 19ZG20 | S11116 |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD | Page 8 of 8 |
|---|---|---|

**Name of Offeror or Contractor:** BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

LIST OF ATTACHMENTS

| List of Addenda | Title | Date | Number of Pages | Transmitted By |
|---|---|---|---|---|
| Attachment 0001 | STATEMENT OF WORK | 26-JUL-2011 | 008 | EMAIL |
| Attachment 0002 | SMALL ARMS/LIGHT WEAPONS SERIALIZATION PROGRAM | 26-JUL-2011 | 004 | EMAIL |

## Stanley, Jennifer M CIV USARMY ACC (US)

**From:** Gould, Jeffrey H CIV USARMY ARDEC (US)
**Sent:** Wednesday, October 16, 2013 1:23 PM
**To:** Stanley, Jennifer M CIV USARMY ACC (US); Melendez, Louisa CIV USARMY ACC (US)
**Cc:** Apgar, Dona M (Donna) CIV USARMY ACC (US); Giovannoli, Paul CIV USARMY ACC (US)
**Subject:** FW: Solictation W15QKN 11-T-8336 DSHK (UNCLASSIFIED)
**Attachments:** W15QKN-11-A-0527-0003.pdf

-----Original Message-----
From: Stacey Delgardo [mailto:sdelgardo@bulovatech.com]
Sent: Tuesday, September 27, 2011 10:18 AM
To: Renne, Deborah CIV US USA
Cc: Ross, Morgan Miss CIV USA AMC; Gould, Jeffrey H Mr CIV USA
Subject: Re: Solictation W15QKN 11-T-8336 DSHK (UNCLASSIFIED)

Debbie,

Please find attached our signed copy of the award for the DShK.

Regards,

Stacey Delgardo
Administrative Assistant
Bulova Technologies Combat Systems LLC
727-536-6666 Direct
727-536-6665 Fax
sdelgardo@bulovatech.com

<https://lh4.googleusercontent.com/_JS3gcXAFdMU/TXEWs_mHfpI/AAAAAAAAABE/mMhXh-qGmos/s128/BLVT%20logo.jpg>

On Fri, Sep 23, 2011 at 11:37 AM, Renne, Deborah CIV US USA <deborah.renne@us.army.mil> wrote:

Classification: UNCLASSIFIED
Caveats: FOUO

Hello Stacy,

Attached is the call order award, SOW and Small Arms/Light Serialization Program for the above subject solicitation. Please contact me if you have any questions.

Regards,

Debbie

Deborah Renne

Contract Specialist

ACC-Picatinny

ACC-PICA-ET, Bldg. 10B

Picatinny Arsenal, NJ 07806

Office: 973-724-8718

Fax: 973-724-8464

Deborah.renne@us.army.mil

Classification: UNCLASSIFIED
Caveats: FOUO

# SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

Offeror To Complete Block 12, 17, 23, 24, & 30

- **1. Requisition Number:** SEE SCHEDULE
- **2. Contract No.:** W15QKN-11-A-0527
- **3. Award/Effective Date:** 2011SEP23
- **4. Order Number:** 0003
- **5. Solicitation Number:**
- **6. Solicitation Issue Date:**
- **7. For Solicitation Information Call:** A. Name: DEBORAH RENNIE
- **B. Telephone Number (No Collect Calls):** (973) 724-8718
- **8. Offer Due Date/Local Time:**

**9. Issued By** — Code W15QKN

ARMY CONTRACTING COMMAND
ACC-PICA-ET
PICATINNY CONTRACTING CENTER

PICATINNY ARSENAL, NJ 07806-5000

e-mail: DEBORAH.RENNIE@US.ARMY.MIL

**10. This Acquisition Is** ☐ Unrestricted OR ☐ Set Aside: % For ☐ Small Business ☐ Emerging Small Business ☐ 8(A) ☐ Hubzone Small Business ☐ Service-Disabled Veteran-Owned Small Business NAICS: 332994 Size Standard:

**11. Delivery For FOB Destination Unless Block Is Marked** ☐ See Schedule

**12. Discount Terms**

☒ **13a. This Contract Is A Rated Order Under DPAS (15 CFR 700)**

**13b. Rating** DOAS

**14. Method Of Solicitation** ☐ RFQ ☐ IFB ☐ RFP

**15. Deliver To** — Code

SEE SCHEDULE

Telephone No.

**16. Administered By** — Code S1109A

DCMA ST. PETERSBURG
830 CENTRAL AVENUE
SUITE 500
ST. PETERSBURG FL 33701

SCD: C PAS: NONE

**17. Contractor/Offeror** — Code 4DHH8 — Facility

BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
125 SOUTH EAST SHISHER RD
MAYO, FL 32066-6407

Telephone No. (386) 294-3634

☐ **17b. Check If Remittance Is Different And Put Such Address In Offer**

**18a. Payment Will Be Made By** — Code HQ0338

DFAS-COLUMBUS CENTER
SOUTH ENTITLEMENT OPERATIONS
P.O. BOX 182264
COLUMBUS OH 43218-2264
1-800-756-4571 FAX 614-693-2224

**18b. Submit Invoices To Address Shown In Block 18a Unless Block Below Is Checked** ☐ See Addendum

| 19. Item No. | 20. Schedule Of Supplies/Services | 21. Quantity | 22. Unit | 23. Unit Price | 24. Amount |
|---|---|---|---|---|---|
| | SEE SCHEDULE | | | | FMS REQUIREMENT |

(Use Reverse and/or Attach Additional Sheets As Necessary)

**25. Accounting And Appropriation Data**

SEE CONTRACT ADMINISTRATION DATA

**26. Total Award Amount (For Govt. Use Only)** $4,784,961.50

☐ 27a. Solicitation Incorporates By Reference FAR 52.212-1, 52.212-4, FAR 52.212-3 And 52.212-5 Are Attached. Addenda ☐ Are ☐ Are Not Attached.

☒ 27b. Contract/Purchase Order Incorporates By Reference FAR 52.212-4, FAR 52.212-5 Is Attached. Addenda ☒ Are ☐ Are Not Attached.

☐ 28. Contractor Is Required To Sign This Document And Return ________ Copies to Issuing Office. Contractor Agrees To Furnish And Deliver All Items Set Forth Or Otherwise Identified Above And On Any Additional Sheets Subject To The Terms And Conditions Specified.

☐ 29. Award Of Contract: Ref. ____________ Offer Dated ________, Your Offer On Solicitation (Block 5), Including Any Additions Or Changes Which Are Set Forth Herein, Is Accepted As To Items:

**30a. Signature Of Offeror/Contractor** [signature]

**30b. Name And Title Of Signer (Type Or Print)** STEPHEN L. GURBA CEO

**30c. Date Signed** 9-26-11

**31a. United States Of America (Signature Of Contracting Officer)** /SIGNED/

**31b. Name Of Contracting Officer (Type Or Print)** MORGAN ROSS
MORGAN.ROSS@US.ARMY.MIL (973) 724-3504

**31c. Date Signed** 2011SEP23

Authorized For Local Reproduction
Previous Edition Is Not Usable

Standard Form 1449 (Rev. 3/2005)
Prescribed By GSA-FAR (48 CFR) 53.212

| 19. Item No. | 20. Schedule Of Supplies/Services | 21. Quantity | 22. Unit | 23. Unit Price | 24. Amount |
|---|---|---|---|---|---|
| | | | | | |

32a. Quantity In Column 21 Has Been

☐ Received ☐ Inspected ☐ Accepted, And Conforms To The Contract, Except As Noted: ____________

| 32b. Signature Of Authorized Government Representative | 32c. Date | 32d. Printed Name and Title of Authorized Government Representative |
|---|---|---|
| 32e. Mailing Address of Authorized Government Representative | | 32f. Telephone Number of Authorized Government Representative |
| | | 32g. E-Mail of Authorized Government Representative |

| 33. Ship Number | 34. Voucher Number | 35. Amount Verified Correct For | 36. Payment | 37. Check Number |
|---|---|---|---|---|
| Partial / Final | | | ☐ Complete ☐ Partial ☐ Final | |
| 38. S/R Account Number | 39. S/R Voucher Number | 40. Paid By | | |

| 41a. I Certify This Account Is Correct And Proper For Payment | | 42a. Received By (Print) | |
|---|---|---|---|
| 41b. Signature And Title Of Certifying Officer | 41c. Date | 42b. Received At (Location) | |
| | | 42c. Date Rec'd (YY/MM/DD) | 42d. Total Containers |

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD |
|---|---|

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | (47) DSHK MACHINE GUNS & ACCESSORIES<br><br>NSN: 9999-99-999-9999<br>NOUN: DSHK MACHINE GUN<br>SECURITY CLASS: Unclassified<br><br>For the purchase of (47) DSHK Machine Guns and Accessories in accordance with SOW dated 26 July 2011, Delivered FOB Destination, 140 Days after receipt of signed EUC and Export License.<br><br>(End of narrative A001)<br><br>PRON: J51A0FGXEH PRON AMD: 02 ACRN: AA<br>AMS CD: UDR004<br>CUSTOMER ORDER NO: J51UDR04N1G5<br>FMS COUNTRY/CASE: G5/UDR<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination<br><br>Deliveries or Performance<br>DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD<br>001 / BG5D4512349002 / TXNUDR / L / / 2<br>DEL REL CD / QUANTITY / DAYS AFTER AWARD<br>001 / 47 / 140<br><br>FOB POINT: Destination<br><br>SHIP TO: Contact DCMA for shipping instructions<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W15QKN-11-A-0527/0003 | 47 | EA | $ 12,727.89000 | $ 598,210.83 |
| 0002 | DELIVERY CHARGE FOR (47) DSHK MACHINE GUNS<br><br>NSN: 9999-99-999-9999<br>NOUN: DSHK MACHINE GUN<br>SECURITY CLASS: Unclassified<br><br>Delivery Charge for (47) DSHK Machine Guns and Accessories, Delivered FOB Destination, 140 Days after receipt of signed EUC and Export License. | 1 | EA | $ 44,341.14000 | $ 44,341.14 |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD | |
|---|---|---|

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | (End of narrative A001) | | | | |
| | PRON: J51A0F0XEH PRON AMD: 02 ACRN: AA<br>AMS CD: UDR004<br>CUSTOMER ORDER NO: J51UDR04N1G5<br>FMS COUNTRY/CASE: G5/UDR | | | | |
| | Packaging and Marking | | | | |
| | Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination | | | | |
| | Deliveries or Performance<br>DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD<br>001 / BG5D4512349002 / TXWUDR / L / / 2<br>DEL REL CD / QUANTITY / DAYS AFTER AWARD<br>001 / 1 / 0140 | | | | |
| | FOB POINT: Destination | | | | |
| | SHIP TO: Contact DCMA for shipping instructions | | | | |
| | CONTRACT/DELIVERY ORDER NUMBER<br>W15QKN-11-A-0527/0003 | | | | |
| 0003 | (303) DSHK MACHINE GUNS & ACCESSORIES | 303 | EA | $ 12,727.89000 | $ 3,856,550.67 |
| | NSN: 9999-99-999-9999<br>NOUN: DSHK MACHINE GUN<br>SECURITY CLASS: Unclassified | | | | |
| | For the purchase of (303) DSHK Machine Guns and Accessories in accordance with the SOW dated 26 July 2011, delivered FOB Destination, 140 days after receipt of signed EUC and Export License. | | | | |
| | (End of narrative A001) | | | | |
| | PRON: J51A3G20EH PRON AMD: 01 ACRN: AB<br>AMS CD: UEO002<br>CUSTOMER ORDER NO: J51W3980DC01<br>FMS COUNTRY/CASE: G5/UEO | | | | |
| | Packaging and Marking | | | | |
| | Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination | | | | |

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | Deliveries or Performance<br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>001 BG5C9503439003 TXXUEO L 2<br>PROJ CD BRK BLK PT<br>TG5C00<br>DEL REL CD QUANTITY DAYS AFTER AWARD<br>001 303 0140<br><br>FOB POINT: Destination<br><br>SHIP TO:<br>(TG5C00) CSTC-A SAO<br>ATTN SECURITY ASSISTANCE OFFICE<br>APO AE 09356<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W15QKN-11-A-0527/0003 | | | | |
| 0004 | DELIVERY CHARGE FOR (303) DSHK MACHINE GUNS | 1 | EA | $ 285,858.86000 | $ 285,858.86 |
| | NSN: 9999-99-999-9999<br>NOUN: DSHK MACHINE GUN<br>SECURITY CLASS: Unclassified<br><br>Delivery Charge for (303) DSHK Machine Guns and Accessories, delivered 140 days after receipt of signed EUC and Export License.<br><br>(End of narrative A001)<br><br>PRON: J51A3G20EH PRON AMD: 01 ACRN: AB<br>AMS CD: UE0002<br>CUSTOMER ORDER NO: J51N3980DC01<br>FMS COUNTRY/CASE: G5/UEO<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination<br><br>Deliveries or Performance<br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>001 BG5C9503439003 TXXUEO L 2<br>PROJ CD BRK BLK PT<br>TG5C00<br>DEL REL CD QUANTITY DAYS AFTER AWARD<br>001 1 0140 | | | | |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD | Page 6 of 8 |
|---|---|---|

**Name of Offeror or Contractor:** BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

PACKAGING AND MARKING

The shipping address for this call order will be the following address, as reflected in Paragraph 3, Section 3.1 of the Statement of 26 July 2011:

MAPAC TG5C60 (ANP WEAPONS AND AMMO)
AFGHAN NATL ARMY AMMO 22 BUNKERS
ATTN CSTC-A CJ4 DISTRI OFF ANP
TEL 070-068-8488 OR DSN 318 2371975
OFF JALALABAD RD E OF KMTC
POL-E CHARKI AFGHANISTAN

CASE: GS-B-UDR (Quantity-47) and CASE GS-B-UEO (Quantity-303)

Please ensure that the package(s) is marked for the Inspection and Acceptance POC found below:
Stephen M. Sims, CMSgt,
Email: Stephen.M.Sims@afghan.swa.army.mil
USAF phone number is 318 237-9892 or 0980.

Deliverables should be in accordance with Section 1.1 of the Statement of Work dated 26 July 2011. Delivery will take place 140 days after Contractor's receipt of signed EUC from US Government and Export License from the country of Romania.

WAWF POC for review and approval of IICS and Invoice:
Jeffrey Gould
Email: jeffrey.h.gould@us.army.mil
Phone: 973-724-5290
Fax: 973-724-2830

Item Information and Certification Statement must be filled out by Contractor, signed by Inspection and Acceptance POC and uploaded along with the invoice into the WAWF system.

In accordance with the Small Arms/Light Weapons Serialization Program (Attachment to SOW), a minimum of five working days prior to shipment, the contractor shall electronically submit the following to : lynn.a.burmeister.civ@mail.mil, Kristin.m.ruehlen.civ@mail.mil, Patrick.m.oakes.civ@mail.mil, Dolores.a.goniwiecha.ctr@mail.mil, PicaPNNSATechnical@conus.army.mil.

1. A listing of all serial numbers
2. Specific information regarding the upcoming shipment (date when shipment leaving and estimated date of arrival, bill of lading, vessel or air information etc.)

*** END OF NARRATIVE D0001 ***

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD |
|---|---|

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | OBLG STAT | JO NO | ACRN | | OBLIGATED AMOUNT |
|---|---|---|---|---|---|---|
| 0001 | J51A0FGXEH<br>UDR004<br>J51UDR04H1G5 | 2 | 19ZFGX | AA | $ | 598,210.83 |
| 0002 | J51A0FGXEH<br>UDR004<br>J51UDR04H1G5 | 2 | 19ZFGX | AA | $ | 44,341.14 |
| 0003 | J51A3G20EH<br>UE0002<br>J51W3980DC01 | 2 | 19ZG20 | AB | $ | 3,856,550.67 |
| 0004 | J51A3G20EH<br>UE0002<br>J51W3980DC01 | 2 | 19ZG20 | AB | $ | 285,858.86 |
| | | | | TOTAL | $ | 4,784,961.50 |

| ACRN | ACCOUNTING CLASSIFICATION | | OBLIGATED AMOUNT |
|---|---|---|---|
| AA | 9711 X8242G501X6V6V01UDR 00431E1G5S11116 | $ | 642,551.97 |
| AB | 9711 X8242G501X6V6V01UE0 00231E1G5S11116 | $ | 4,142,409.53 |
| TOTAL | | $ | 4,784,961.50 |

| LINE ITEM | ACRN | EDI/SFIS ACCOUNTING CLASSIFICATION | | | | | |
|---|---|---|---|---|---|---|---|
| 0001 | AA | 97110X0X8242G501 | W52H09 | X6V6V01UDR004 | 31E1J51A0FGXEH | 19ZFGX | S11116 |
| 0002 | AA | 97110X0X8242G501 | W52H09 | X6V6V01UDR004 | 31E1J51A0FGXEH | 19ZFGX | S11116 |
| 0003 | AB | 97110X0X8242G501 | W52H09 | X6V6V01UE0002 | 31E1J51A3G20EH | 19ZG20 | S11116 |
| 0004 | AB | 97110X0X8242G501 | W52H09 | X6V6V01UE0002 | 31E1J51A3G20EH | 19ZG20 | S11116 |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD | Page 8 of 8 |
|---|---|---|

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

LIST OF ATTACHMENTS

| List of Addenda | Title | Date | Number of Pages | Transmitted By |
|---|---|---|---|---|
| Attachment 0001 | STATEMENT OF WORK | 26-JUL-2011 | 008 | EMAIL |
| Attachment 0002 | SMALL ARMS/LIGHT WEAPONS SERIALIZATION PROGRAM | 26-JUL-2011 | 004 | EMAIL |